--------------------------------------------------------------------------


                 SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


               Date of report (Date of earliest event
                      reported) July 14, 1997
                                -------------



            J.P. Morgan Commercial Mortgage Finance Corp.
      ------------------------------------------------------
         (Exact Name of Registrant as Specified in Charter)


         Delaware                  333-4554           13-3789046
----------------------------     ------------     ------------------
(State or Other Jurisdiction     (Commission      (I.R.S. Employer
     of Incorporation)           File Number)     Identification No.)


                                60 Wall Street
                          New York, New York  10260
                      -------------------------------
                       (Address of Principal Executive
                            Offices and Zip Code)

      Registrant's telephone number, including area code (212) 648-3636
                                                        --------------

--------------------------------------------------------------------------

Item 5.   Other Events
----      ------------

Filing of Pooling and Servicing Agreement.
-----------------------------------------

     On June 1, 1997, J.P. Morgan Commercial Mortgage Finance Corp. (the "Company") entered into a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Midland Loan Services, L.P., as master servicer and special servicer, LaSalle National Bank, as trustee and ABN AMRO, as fiscal agent. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.

Incorporation of Certain Documents by Reference
-----------------------------------------------

     Exhibit 99 to Report on Form 8-k filed on June 20, 1997 with respect to event occurring on June 18, 1997 under Registration Statement No. 333-04554 is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits.

     The following is filed herewith.  The exhibit number corresponds with
Item 601(b) of Regulation S-K.

     Exhibit No.                   Description
     -----------                   -----------

         99                   Pooling and Servicing Agreement



                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           J.P. MORGAN COMMERCIAL MORTGAGE
                              FINANCE CORP.



                           By:  /s/ LEONARD VAN DRUNEN
                               -------------------------
                               Name:  Leonard Van Drunen
                               Title: Vice President



Dated:  July 14, 1997


                                Exhibit Index
                               -------------



Exhibit                                                                Page
-------                                                                ----

99.  Pooling and Servicing Agreement                                      6




                                  EXHIBIT 99




                                                               EXECUTION COPY

==============================================================================

               J. P. MORGAN COMMERCIAL MORTGAGE FINANCE CORP.,

                                  Depositor,

                                     and

                         MIDLAND LOAN SERVICES, L.P.,

                     Master Servicer and Special Servicer

                                     and

                            LASALLE NATIONAL BANK,

                                   Trustee

                                     and

                             ABN AMRO BANK N.V.,

                                 Fiscal Agent

                       ________________________________

                       POOLING AND SERVICING AGREEMENT

                           Dated as of June 1, 1997

                       ________________________________

                                 $203,075,453

                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES

                             SERIES 1997-SPTL-C1

==============================================================================

                              TABLE OF CONTENTS
                             -----------------

                                                                       Page
                                                                       ----

                                  ARTICLE I

                                 DEFINITIONS

     SECTION 1.01   Defined Terms . . . . . . . . . . . . . . . . . . . .   4
          Accepted Servicing Practices  . . . . . . . . . . . . . . . . .   4
          Accepted Special Servicing Practices  . . . . . . . . . . . . .   4
          Acquisition Date  . . . . . . . . . . . . . . . . . . . . . . .   5
          Adjustable Rate Mortgage Loan . . . . . . . . . . . . . . . . .   5
          Adjusted Available Distribution Amount  . . . . . . . . . . . .   5
          Adjusted Collateral Value . . . . . . . . . . . . . . . . . . .   6
          Advance . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
          Advance Rate  . . . . . . . . . . . . . . . . . . . . . . . . .   6
          Affiliate . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
          Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
          Asset Strategy Report . . . . . . . . . . . . . . . . . . . . .   6
          Assignment of Leases and Rents  . . . . . . . . . . . . . . . .   6
          Assignment of Mortgage  . . . . . . . . . . . . . . . . . . . .   6
          Assumed Final Distribution Date . . . . . . . . . . . . . . . .   6
          Available Distribution Amount . . . . . . . . . . . . . . . . .   7
          Balloon Mortgage Loan . . . . . . . . . . . . . . . . . . . . .   7
          Balloon Payment . . . . . . . . . . . . . . . . . . . . . . . .   7
          Bankruptcy Code . . . . . . . . . . . . . . . . . . . . . . . .   7
          Book-Entry Certificate  . . . . . . . . . . . . . . . . . . . .   7
          Business Day  . . . . . . . . . . . . . . . . . . . . . . . . .   7
          Certificate . . . . . . . . . . . . . . . . . . . . . . . . . .   7
          Certificate Account . . . . . . . . . . . . . . . . . . . . . .   7
          Certificate Balance . . . . . . . . . . . . . . . . . . . . . .   7
          Certificateholder or Holder . . . . . . . . . . . . . . . . . .   7
          Certificate Owner . . . . . . . . . . . . . . . . . . . . . . .   8
          Certificate Register and Certificate Registrar  . . . . . . . .   8
          Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
          Class A1 Certificate  . . . . . . . . . . . . . . . . . . . . .   8
          Class A1 Pass-Through Rate  . . . . . . . . . . . . . . . . . .   8
          Class A1X Component . . . . . . . . . . . . . . . . . . . . . .   8
          Class A1X Pass-Through Rate . . . . . . . . . . . . . . . . . .   8
          Class A2 Certificate  . . . . . . . . . . . . . . . . . . . . .   8
          Class A2 Pass-Through Rate  . . . . . . . . . . . . . . . . . .   8
          Class A2X Component . . . . . . . . . . . . . . . . . . . . . .   8
          Class A2X Pass-Through Rate . . . . . . . . . . . . . . . . . .   9
          Class B Certificate . . . . . . . . . . . . . . . . . . . . . .   9
          Class B Pass-Through Rate . . . . . . . . . . . . . . . . . . .   9
          Class BX Component  . . . . . . . . . . . . . . . . . . . . . .   9
          Class BX Pass-Through Rate  . . . . . . . . . . . . . . . . . .   9
          Class Balance . . . . . . . . . . . . . . . . . . . . . . . . .   9
          Class C Certificate . . . . . . . . . . . . . . . . . . . . . .   9
          Class C Pass-Through Rate . . . . . . . . . . . . . . . . . . .   9
          Class CX Component  . . . . . . . . . . . . . . . . . . . . . .   9
          Class CX Pass-Through Rate  . . . . . . . . . . . . . . . . . .   9
          Class D Certificate . . . . . . . . . . . . . . . . . . . . . .   9
          Class D Pass-Through Rate . . . . . . . . . . . . . . . . . . .  10
          Class DX Component  . . . . . . . . . . . . . . . . . . . . . .  10
          Class DX Pass-Through Rate  . . . . . . . . . . . . . . . . . .  10
          Class E Certificate . . . . . . . . . . . . . . . . . . . . . .  10
          Class E Pass-Through Rate . . . . . . . . . . . . . . . . . . .  10
          Class EX Component  . . . . . . . . . . . . . . . . . . . . . .  10
          Class EX Pass-Through Rate  . . . . . . . . . . . . . . . . . .  10
          Class F Certificate . . . . . . . . . . . . . . . . . . . . . .  10
          Class F Pass-Through Rate . . . . . . . . . . . . . . . . . . .  10
          Class FX Component  . . . . . . . . . . . . . . . . . . . . . .  10
          Class FX Pass-Through Rate  . . . . . . . . . . . . . . . . . .  10
          Class G Certificate . . . . . . . . . . . . . . . . . . . . . .  10
          Class G Pass-Through Rate . . . . . . . . . . . . . . . . . . .  10
          Class GX Component  . . . . . . . . . . . . . . . . . . . . . .  11
          Class GX Pass-Through Rate  . . . . . . . . . . . . . . . . . .  11
          Class H Certificate . . . . . . . . . . . . . . . . . . . . . .  11
          Class H Pass-Through Rate . . . . . . . . . . . . . . . . . . .  11
          Class HX Component  . . . . . . . . . . . . . . . . . . . . . .  11
          Class HX Pass-Through Rate  . . . . . . . . . . . . . . . . . .  11
          Class NR Certificate  . . . . . . . . . . . . . . . . . . . . .  11
          Class NR Pass-Through Rate  . . . . . . . . . . . . . . . . . .  11
          Class NRX Certificate . . . . . . . . . . . . . . . . . . . . .  11
          Class NRX Component . . . . . . . . . . . . . . . . . . . . . .  11
          Class NRX Pass-Through Rate . . . . . . . . . . . . . . . . . .  11
          Class R-I Certificate . . . . . . . . . . . . . . . . . . . . .  11
          Class R-II Certificate  . . . . . . . . . . . . . . . . . . . .  11
          Class R-III Certificate . . . . . . . . . . . . . . . . . . . .  11
          Class X Certificate . . . . . . . . . . . . . . . . . . . . . .  12
          Class X Component . . . . . . . . . . . . . . . . . . . . . . .  12
          Code  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
          Collateral Value Adjustment . . . . . . . . . . . . . . . . . .  12
          Collateral Value Adjustment Capitalization Amount . . . . . . .  12
          Collateral Value Adjustment Event . . . . . . . . . . . . . . .  12
          Collateral Value Adjustment Reduction Amount  . . . . . . . . .  13
          Collection Account  . . . . . . . . . . . . . . . . . . . . . .  13
          Condemnation Proceeds . . . . . . . . . . . . . . . . . . . . .  13
          Controlling Certificateholder . . . . . . . . . . . . . . . . .  13
          Corporate Trust Office  . . . . . . . . . . . . . . . . . . . .  13
          Custodian . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
          Cut-off Date  . . . . . . . . . . . . . . . . . . . . . . . . .  13
          Cut-off Date Balance  . . . . . . . . . . . . . . . . . . . . .  14
          Defaulted Mortgage Loan . . . . . . . . . . . . . . . . . . . .  14
          Deficient Valuation . . . . . . . . . . . . . . . . . . . . . .  14
          Definitive Certificate  . . . . . . . . . . . . . . . . . . . .  14
          Delivery Date . . . . . . . . . . . . . . . . . . . . . . . . .  14
          Depositor . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
          Depository  . . . . . . . . . . . . . . . . . . . . . . . . . .  14
          Depository Participant  . . . . . . . . . . . . . . . . . . . .  14
          Determination Date  . . . . . . . . . . . . . . . . . . . . . .  14
          Directing Certificateholder . . . . . . . . . . . . . . . . . .  14
          Directly Operate  . . . . . . . . . . . . . . . . . . . . . . .  15
          Disposition Fee . . . . . . . . . . . . . . . . . . . . . . . .  15
          Disqualified Organization . . . . . . . . . . . . . . . . . . .  15
          Distribution Date . . . . . . . . . . . . . . . . . . . . . . .  15
          Due Date  . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
          Eligible Account  . . . . . . . . . . . . . . . . . . . . . . .  16
          Environmental Laws  . . . . . . . . . . . . . . . . . . . . . .  16
          Event of Default  . . . . . . . . . . . . . . . . . . . . . . .  17
          Excess Condemnation Proceeds  . . . . . . . . . . . . . . . . .  17
          Excess Insurance Proceeds . . . . . . . . . . . . . . . . . . .  17
          FDIC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
          Final Recovery Determination  . . . . . . . . . . . . . . . . .  17
          Fiscal Agent  . . . . . . . . . . . . . . . . . . . . . . . . .  18
          Hazardous Materials . . . . . . . . . . . . . . . . . . . . . .  18
          Independent . . . . . . . . . . . . . . . . . . . . . . . . . .  18
          Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
          Insurance Policy  . . . . . . . . . . . . . . . . . . . . . . .  18
          Insurance Proceeds  . . . . . . . . . . . . . . . . . . . . . .  18
          Interest Accrual Amount . . . . . . . . . . . . . . . . . . . .  19
          Interest Distribution Amount  . . . . . . . . . . . . . . . . .  19
          Interest Rate Adjustment Date . . . . . . . . . . . . . . . . .  20
          Interested Person . . . . . . . . . . . . . . . . . . . . . . .  20
          Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
          LIBOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
          LIBOR Business Day  . . . . . . . . . . . . . . . . . . . . . .  20
          LIBOR Rate Adjustment Date  . . . . . . . . . . . . . . . . . .  20
          Liquidation Event . . . . . . . . . . . . . . . . . . . . . . .  20
          Liquidation Proceeds  . . . . . . . . . . . . . . . . . . . . .  20
          Loss Mortgage Loan  . . . . . . . . . . . . . . . . . . . . . .  20
          Master Servicer . . . . . . . . . . . . . . . . . . . . . . . .  21
          Master Servicing Fee  . . . . . . . . . . . . . . . . . . . . .  21
          Master Servicing Fee Rate . . . . . . . . . . . . . . . . . . .  21
          Maturity Date . . . . . . . . . . . . . . . . . . . . . . . . .  21
          Monitoring Certificateholder  . . . . . . . . . . . . . . . . .  21
          Monitoring Class  . . . . . . . . . . . . . . . . . . . . . . .  21
          Monthly Payment . . . . . . . . . . . . . . . . . . . . . . . .  21
          Mortgage  . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
          Mortgage Interest Rate  . . . . . . . . . . . . . . . . . . . .  21
          Mortgage Loan . . . . . . . . . . . . . . . . . . . . . . . . .  21
          Mortgage Loan Documents . . . . . . . . . . . . . . . . . . . .  22
          Mortgage Loan File  . . . . . . . . . . . . . . . . . . . . . .  22
          Mortgage Loan Purchase Agreement  . . . . . . . . . . . . . . .  22
          Mortgage Loan Schedule  . . . . . . . . . . . . . . . . . . . .  22
          Mortgage Loan Seller  . . . . . . . . . . . . . . . . . . . . .  22
          Mortgage Note . . . . . . . . . . . . . . . . . . . . . . . . .  22
          Mortgaged Property  . . . . . . . . . . . . . . . . . . . . . .  22
          Mortgagor . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
          Most Subordinate Class of Certificates  . . . . . . . . . . . .  23
          Net Prepayment Premium  . . . . . . . . . . . . . . . . . . . .  23
          Nonrecoverable Advance  . . . . . . . . . . . . . . . . . . . .  23
          Nonrecoverable Advance Certificate  . . . . . . . . . . . . . .  23
          Non-United States Person  . . . . . . . . . . . . . . . . . . .  23
          Note Margin . . . . . . . . . . . . . . . . . . . . . . . . . .  23
          Notional Amount . . . . . . . . . . . . . . . . . . . . . . . .  24
          Officers' Certificate . . . . . . . . . . . . . . . . . . . . .  24
          Opinion of Counsel  . . . . . . . . . . . . . . . . . . . . . .  24
          Original Class Balance  . . . . . . . . . . . . . . . . . . . .  24
          Ownership Interest  . . . . . . . . . . . . . . . . . . . . . .  24
          P&I Advance . . . . . . . . . . . . . . . . . . . . . . . . . .  24
          Pass-Through Rate . . . . . . . . . . . . . . . . . . . . . . .  25
          Payment Reserve . . . . . . . . . . . . . . . . . . . . . . . .  25
          Percentage Interest . . . . . . . . . . . . . . . . . . . . . .  25
          Permitted Investments . . . . . . . . . . . . . . . . . . . . .  25
          Permitted Transferee  . . . . . . . . . . . . . . . . . . . . .  26
          Person  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
          Prepayment Assumption . . . . . . . . . . . . . . . . . . . . .  27
          Prepayment Interest Excess  . . . . . . . . . . . . . . . . . .  27
          Prepayment Interest Shortfall . . . . . . . . . . . . . . . . .  27
          Prepayment Premium  . . . . . . . . . . . . . . . . . . . . . .  27
          Prime Rate  . . . . . . . . . . . . . . . . . . . . . . . . . .  27
          Principal Distribution Amount . . . . . . . . . . . . . . . . .  27
          Principal Prepayment  . . . . . . . . . . . . . . . . . . . . .  28
          Private Certificates  . . . . . . . . . . . . . . . . . . . . .  28
          Property Protection Expenses  . . . . . . . . . . . . . . . . .  28
          Prospectus Supplement . . . . . . . . . . . . . . . . . . . . .  29
          Purchase Price  . . . . . . . . . . . . . . . . . . . . . . . .  29
          Qualified Insurer . . . . . . . . . . . . . . . . . . . . . . .  29
          Rating Agency . . . . . . . . . . . . . . . . . . . . . . . . .  30
          Realized Loss . . . . . . . . . . . . . . . . . . . . . . . . .  30
          Record Date . . . . . . . . . . . . . . . . . . . . . . . . . .  30
          Reference Bank Rate . . . . . . . . . . . . . . . . . . . . . .  30
          REMIC . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
          REMIC I . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
          REMIC I Uncertificated Interests  . . . . . . . . . . . . . . .  31
          REMIC II  . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
          REMIC II Uncertificated Interests . . . . . . . . . . . . . . .  31
          REMIC III . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
          REMIC Provisions  . . . . . . . . . . . . . . . . . . . . . . .  31
          Remittance Date . . . . . . . . . . . . . . . . . . . . . . . .  31
          Remittance Period . . . . . . . . . . . . . . . . . . . . . . .  31
          Remittance Rate . . . . . . . . . . . . . . . . . . . . . . . .  32
          Remittance Report . . . . . . . . . . . . . . . . . . . . . . .  32
          Rents from Real Property  . . . . . . . . . . . . . . . . . . .  32
          REO Account . . . . . . . . . . . . . . . . . . . . . . . . . .  32
          REO Account Report  . . . . . . . . . . . . . . . . . . . . . .  32
          REO Acquisition . . . . . . . . . . . . . . . . . . . . . . . .  32
          REO Mortgage Loan . . . . . . . . . . . . . . . . . . . . . . .  32
          REO Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . .  32
          REO Property  . . . . . . . . . . . . . . . . . . . . . . . . .  32
          Request for Release and Receipt of Documents  . . . . . . . . .  32
          Required Rating . . . . . . . . . . . . . . . . . . . . . . . .  33
          Residual Certificate  . . . . . . . . . . . . . . . . . . . . .  33
          Responsible Officer . . . . . . . . . . . . . . . . . . . . . .  33
          Security Agreement  . . . . . . . . . . . . . . . . . . . . . .  33
          Senior Certificates . . . . . . . . . . . . . . . . . . . . . .  34
          Servicer  . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
          Servicing Advance . . . . . . . . . . . . . . . . . . . . . . .  34
          Servicing Fee . . . . . . . . . . . . . . . . . . . . . . . . .  34
          Servicing Officer . . . . . . . . . . . . . . . . . . . . . . .  34
          Servicing Transfer Date . . . . . . . . . . . . . . . . . . . .  34
          Servicing Transfer Event  . . . . . . . . . . . . . . . . . . .  34
          Special Servicer  . . . . . . . . . . . . . . . . . . . . . . .  35
          Special Servicing Fee . . . . . . . . . . . . . . . . . . . . .  35
          Specially Serviced Mortgage Loan  . . . . . . . . . . . . . . .  35
          Specially Serviced Mortgage Loan Status Report  . . . . . . . .  35
          Special Servicer  . . . . . . . . . . . . . . . . . . . . . . .  35
          Special Servicing Fee . . . . . . . . . . . . . . . . . . . . .  35
          Startup Day . . . . . . . . . . . . . . . . . . . . . . . . . .  35
          State Tax Laws  . . . . . . . . . . . . . . . . . . . . . . . .  35
          Stated Principal Balance  . . . . . . . . . . . . . . . . . . .  35
          Tax Matters Person  . . . . . . . . . . . . . . . . . . . . . .  36
          Tax Returns . . . . . . . . . . . . . . . . . . . . . . . . . .  36
          Trust Fund  . . . . . . . . . . . . . . . . . . . . . . . . . .  37
          Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
          Trustee Fee Rate  . . . . . . . . . . . . . . . . . . . . . . .  37
          UCC Financing Statement . . . . . . . . . . . . . . . . . . . .  37
          Uncertificated Interest I . . . . . . . . . . . . . . . . . . .  37
          Uncertificated Interest II  . . . . . . . . . . . . . . . . . .  37
          Uncertificated Interest III . . . . . . . . . . . . . . . . . .  37
          Uncertificated Interest IV  . . . . . . . . . . . . . . . . . .  37
          Uncertificated Interest V . . . . . . . . . . . . . . . . . . .  37
          Uncertificated Interest VI  . . . . . . . . . . . . . . . . . .  38
          Uncertificated Interest VII . . . . . . . . . . . . . . . . . .  38
          Uncertificated Interest VIII  . . . . . . . . . . . . . . . . .  38
          Uncertificated Interest IX  . . . . . . . . . . . . . . . . . .  38
          Underwriter . . . . . . . . . . . . . . . . . . . . . . . . . .  38
          United States Person  . . . . . . . . . . . . . . . . . . . . .  38
          Voting Rights . . . . . . . . . . . . . . . . . . . . . . . . .  38
          Weighted Average Remittance Rate  . . . . . . . . . . . . . . .  39
          1933 Act  . . . . . . . . . . . . . . . . . . . . . . . . . . .  39

     SECTION 1.02   (RESERVED)  . . . . . . . . . . . . . . . . . . . . .  39
     SECTION 1.03  Determination of LIBOR . . . . . . . . . . . . . . . .  39
     SECTION 1.04   General Interpretive Principles . . . . . . . . . . .  40

                                  ARTICLE II

                        CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF CERTIFICATES

     SECTION 2.01   Conveyance of Mortgage Loans  . . . . . . . . . . . .  42
     SECTION 2.02   Acceptance by Trustee . . . . . . . . . . . . . . . .  44
     SECTION 2.03   Representations and Warranties of the Depositor, the
                    Master   Servicer,   and   the   Special   Servicer;
                    Assignment of Rights  . . . . . . . . . . . . . . . .  45
     SECTION 2.04   Repurchase  of   Mortgage  Loans  for   Breaches  of
                    Representation and Warranty . . . . . . . . . . . . .  49
     SECTION 2.05   Execution of Certificates . . . . . . . . . . . . . .  50

                                 ARTICLE III

                  GENERAL PROVISIONS APPLICABLE TO SERVICERS

     SECTION 3.01  Contract for Servicing . . . . . . . . . . . . . . . .  51
     SECTION 3.02  Notices to Mortgagors  . . . . . . . . . . . . . . . .  51
     SECTION 3.03  Subservicing . . . . . . . . . . . . . . . . . . . . .  51
     SECTION 3.04  Record Title to Mortgage Loans, Etc. . . . . . . . . .  53
     SECTION 3.05  Release of Documents and Instruments of
                         Satisfaction . . . . . . . . . . . . . . . . . .  53
     SECTION 3.06  Access to Certain Documentation Regarding
                         the Mortgage Loans and This Agreement  . . . . .  54
     SECTION 3.07   Annual Statement As to Compliance . . . . . . . . . .  54
     SECTION 3.08   Annual  Independent  Public  Accountants'  Servicing
                    Report  . . . . . . . . . . . . . . . . . . . . . . .  55
     SECTION 3.09   Merger or Consolidation of Any Servicer . . . . . . .  55
     SECTION 3.10  Limitation on Liability of the Servicers
                         and Others . . . . . . . . . . . . . . . . . . .  56
     SECTION 3.11  Resignation of Servicers . . . . . . . . . . . . . . .  56
     SECTION 3.12  Maintenance of Errors and Omissions and
                         Fidelity Coverage  . . . . . . . . . . . . . . .  57
     SECTION 3.13  Indemnity  . . . . . . . . . . . . . . . . . . . . . .  57
     SECTION 3.14   Information Systems . . . . . . . . . . . . . . . . .  58
     SECTION 3.15   REMIC Administration  . . . . . . . . . . . . . . . .  59

                                  ARTICLE IV

                      OBLIGATIONS OF THE MASTER SERVICER

     SECTION 4.01  The Master Servicer  . . . . . . . . . . . . . . . . .  64
     SECTION 4.02   Collection Account; Collection of
                         Certain Mortgage Loan Payments . . . . . . . . .  66
     SECTION 4.03   Permitted Withdrawals from the Collection Account . .  68
     SECTION 4.04   Remittances to the Trustee. . . . . . . . . . . . . .  70
     SECTION 4.05   Master Servicer Advances  . . . . . . . . . . . . . .  71
     SECTION 4.06   Maintenance of Insurance  . . . . . . . . . . . . . .  72
     SECTION 4.07   Enforcement of "Due-on-Sale" Clauses;
                         Assumption Agreements  . . . . . . . . . . . . .  74
     SECTION 4.08   Property Inspections  . . . . . . . . . . . . . . . .  75
     SECTION 4.09  Reports of Master Servicer . . . . . . . . . . . . . .  76
     SECTION 4.10   Confirmation of Balloon Payment . . . . . . . . . . .  76
     SECTION 4.11  Master Servicer Compensation . . . . . . . . . . . . .  77
     SECTION 4.12   Adjustment of Master Servicer's
                         Compensation . . . . . . . . . . . . . . . . . .  77
     SECTION 4.13   Implementation of Operations and Maintenance Plans  .  77


                                  ARTICLE V

                                  (RESERVED)


                                  ARTICLE VI

                     OBLIGATIONS OF THE SPECIAL SERVICER

     SECTION 6.01  The Special Servicer . . . . . . . . . . . . . . . . .  80
     SECTION 6.02  Transfer to Special Servicing  . . . . . . . . . . . .  80
     SECTION 6.03   Servicing of Specially Serviced Mortgage
                         Loans  . . . . . . . . . . . . . . . . . . . . .  81
     SECTION 6.04   Management of REO Property. . . . . . . . . . . . . .  85
     SECTION 6.05   Sale of REO Property and Specially Serviced Mortgage
                    Loans . . . . . . . . . . . . . . . . . . . . . . . .  87
     SECTION 6.06   REO Account; Collection of REO Proceeds . . . . . . .  88
     SECTION 6.07   Remittances to Master Servicer  . . . . . . . . . . .  89
     SECTION 6.08   Specially Serviced Mortgage Loan  Status Reports and
                    Other Reports . . . . . . . . . . . . . . . . . . . .  90
     SECTION 6.09   Environmental Considerations  . . . . . . . . . . . .  91
     SECTION 6.10   Restoration of Specially Serviced Mortgage Loans  . .  94
     SECTION 6.11   Removal of Special Servicer.  . . . . . . . . . . . .  94
     SECTION 6.12   Special Servicer Compensation.  . . . . . . . . . . .  95
     SECTION 6.13   Collateral Value Adjustments.

                                 ARTICLE VII

                        PAYMENTS TO CERTIFICATEHOLDERS


     SECTION 7.01   Certificate Account; Remittances to the Trustee . . .  97
     SECTION 7.02   Distributions . . . . . . . . . . . . . . . . . . . .  97
     SECTION 7.03   Statements to Certificateholders  . . . . . . . . . . 101
     SECTION 7.04   Distribution  of  Reports  to the  Trustee  and  the
                    Depositor; Advances.  . . . . . . . . . . . . . . . . 106
     SECTION 7.05   Allocations of Realized Losses and Collateral  Value
                    Adjustments . . . . . . . . . . . . . . . . . . . . . 108

                                 ARTICLE VIII

                               THE CERTIFICATES

     SECTION 8.01   The Certificates  . . . . . . . . . . . . . . . . . . 109
     SECTION 8.02   Registration   of    Transfer   and    Exchange   of
                    Certificates  . . . . . . . . . . . . . . . . . . . . 111
     SECTION 8.03   Mutilated, Destroyed, Lost or Stolen Certificates . . 114
     SECTION 8.04   Persons Deemed Owners . . . . . . . . . . . . . . . . 115


                                  ARTICLE IX

                                THE DEPOSITOR

     SECTION 9.01   Liability of the Depositor  . . . . . . . . . . . . . 116
     SECTION 9.02   Merger,   Consolidation   or   Conversion   of   the
                    Depositor . . . . . . . . . . . . . . . . . . . . . . 116
     SECTION 9.03   Limitation on Liability of the Depositor and Others . 116

                                  ARTICLE X

                                   DEFAULT

     SECTION 10.01  Events of Default . . . . . . . . . . . . . . . . . . 117
     SECTION 10.02  Trustee to Act; Appointment of Successor  . . . . . . 119
     SECTION 10.03  Notification to Certificateholders  . . . . . . . . . 120
     SECTION 10.04  Waiver of Events of Default . . . . . . . . . . . . . 120
     SECTION 10.05  Additional  Remedies  of   Trustee  Upon  Event   of
                    Default . . . . . . . . . . . . . . . . . . . . . . . 121

                                  ARTICLE XI

                            CONCERNING THE TRUSTEE

     SECTION 11.01  Duties of Trustee . . . . . . . . . . . . . . . . . . 122
     SECTION 11.02  Monitoring    Certificateholders    and    Directing
                    Certificateholder . . . . . . . . . . . . . . . . . . 124
     SECTION 11.03  Powers of Attorney  . . . . . . . . . . . . . . . . . 125
     SECTION 11.04  Certification by Certificate Owners . . . . . . . . . 126
     SECTION 11.05  Certain Matters Affecting the Trustee . . . . . . . . 126
     SECTION 11.06  Trustee and Fiscal Agent Not Liable for Certificates
                    or Mortgage Loans.  . . . . . . . . . . . . . . . . . 128
     SECTION 11.07  Trustee and Fiscal Agent May Own Certificates . . . . 129
     SECTION 11.08  Fees  and Expenses  of  Trustee; Indemnification  of
                    Trustee . . . . . . . . . . . . . . . . . . . . . . . 129
     SECTION 11.09  Eligibility Requirements for Trustee  . . . . . . . . 131
     SECTION 11.10  Resignation and Removal of the Trustee  . . . . . . . 132
     SECTION 11.11  Successor Trustee . . . . . . . . . . . . . . . . . . 133
     SECTION 11.12  Merger or Consolidation of Trustee  . . . . . . . . . 133
     SECTION 11.13  Appointment of Co-Trustee or Separate Trustee . . . . 134
     SECTION 11.14  Appointment of Custodians . . . . . . . . . . . . . . 135
     SECTION 11.15  Representations and Warranties of the Trustee . . . . 136
     SECTION 11.16  Fiscal Agent Appointed; Concerning the
                         Fiscal Agent.  . . . . . . . . . . . . . . . . . 137
     SECTION 11.17  SEC Filings . . . . . . . . . . . . . . . . . . . . . 137


                                 ARTICLE XII

                                 TERMINATION

     SECTION 12.01  Termination Upon  Repurchase or  Liquidation of  All
                    Mortgage Loans  . . . . . . . . . . . . . . . . . . . 139

                                 ARTICLE XIII

                           MISCELLANEOUS PROVISIONS

     SECTION 13.01  Amendment . . . . . . . . . . . . . . . . . . . . . . 141
     SECTION 13.02  Recordation of Agreement; Counterparts  . . . . . . . 143
     SECTION 13.03  Limitation on Rights of Certificateholders  . . . . . 143
     SECTION 13.04  Governing Law . . . . . . . . . . . . . . . . . . . . 144
     SECTION 13.05  Notices . . . . . . . . . . . . . . . . . . . . . . . 144
     SECTION 13.06  Severability of Provisions  . . . . . . . . . . . . . 145
     SECTION 13.07  Grant of a Security Interest  . . . . . . . . . . . . 145
     SECTION 13.08  Successors and Assigns  . . . . . . . . . . . . . . . 146
     SECTION 13.09  Article and Section Headings  . . . . . . . . . . . . 146
     SECTION 13.10  Notices and Information to Rating Agencies  . . . . . 146
     SECTION 13.11  Certificateholders' List  . . . . . . . . . . . . . . 147
     SECTION 13.12  Successor to a Servicer . . . . . . . . . . . . . . . 147


                                  EXHIBITS

Exhibit A      Form of Certificate
Exhibit B      Form of Transferor Certificate
Exhibit C      (RESERVED)
Exhibit D-1    Form of Investment Letter - Qualified
               Institutional Investors
Exhibit D-2    Form of Investment Letter - Regulation S
Exhibit D-3    Form of Investment Letter - Rule 144
Exhibit D-4    Form of Investment Letter - Accredited Investors
Exhibit E-1    Form of Transfer Affidavit
Exhibit E-2    Form of Transferor Certificate
Exhibit F      Mortgage Loan Schedule
Exhibit G      Form of Acknowledgment
Exhibit H      Request for Release and Receipt of Documents

          This Pooling and Servicing Agreement, dated and effective as of June 1, 1997, among J.P. Morgan Commercial Mortgage Finance Corp, a Delaware corporation, as Depositor, Midland Loan Services, L.P., a Missouri limited partnership, as Master Servicer and Special Servicer, LaSalle National Bank, a nationally chartered bank, as Trustee and ABN AMRO Bank N.V., a Netherlands banking corporation, as Fiscal Agent.

                            PRELIMINARY STATEMENT:

          The Depositor intends to sell mortgage pass-through certificates, to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined below). The Mortgage Loans will be serviced pursuant to the terms hereof. The Depositor hereby assigns to the Trustee, acting on behalf of the Certificateholders, its interests and rights in the Mortgage Loans. As provided herein, the Trustee will elect that the segregated pool of assets subject to this Agreement (including, without limitation, the Mortgage Loans) be treated for federal income tax purposes as a real estate mortgage investment conduit (a "REMIC") and such segregated pool of assets will be designated as "REMIC I." Five hundred and forty (540) partial undivided beneficial ownership interests in each of the Mortgage Loans (the "REMIC I Uncertificated Classes"), will be designated as the "regular interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual interests" in REMIC I, for purposes of the REMIC Provisions (as defined herein) under federal income tax law. A segregated pool of assets consisting of the REMIC I Uncertificated Classes will be designated as "REMIC II" and the Trustee will make a separate REMIC election with respect thereto. Eleven partial undivided beneficial ownership interests in REMIC II (the "REMIC II Uncertificated Classes") will be designated as the "regular interests" in REMIC II and the Class R-II Certificates will be the sole class of "residual interests" in REMIC II, for purposes of the REMIC Provisions under federal income tax laws. A segregated pool of assets consisting of the REMIC II Uncertificated Classes will be designated as "REMIC III" and the Trustee will make a separate REMIC election with respect thereto. The Class A1, Class A2, Class B, Class C, Class D, Class E, Class F, Class G and Class H and Class NR Certificates and each of the Class X Components will be designated as the "regular interests" in REMIC III, and the Class R-III Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions under federal income tax law.

          The following table sets forth the designation and Original Class Balance for each Class of Certificates comprising the interests in the Trust Fund created hereunder.

              Class                        Original
          Designation                   Class Balance
          -------------------------------------------

     Class A1                                $81,230,000
     Class A2                                $60,922,000
     Class B                                 $10,153,000
     Class C                                 $12,184,000
     Class D                                 $10,153,000
     Class X                                 $0
     Class E                                 $10,153,000
     Class F                                 $6,092,000
     Class G                                 $2,030,000
     Class H                                 $3,046,000
     Class NR                                $7,112,453
     Class R-I                                    NA
     Class R-II                                   NA
     Class R-III                                  NA

          As of the close of business on the Cut-off Date, the Mortgage Loans had an aggregate Cut-off Date Balance equal to approximately $203,075,453.

                         Principal             Interest                               Pass-Through
      REMIC II           Allocation           Allocation        Balance                   Rate
          1              A-1                  A-1, A-1X         $81,230,000                WAC
          2              A-2                  A-2, A-2X         $60,922,000                WAC
          3              B                      B, BX           $10,153,000                WAC
          4              C                      C, CX           $12,184,000                WAC
          5              D                      D, DX           $10,153,000                WAC
          6              E                      E, EX           $10,153,000                WAC
          7              F                      F, FX           $6,092,000                6.5%
          8              G                      G, GX           $2,030,000                6.5%
          9              H                        HX            $3,046,000                6.5%
         10              NR                      NRX            $7,112,453                 WAC
         11              R-II                                   N/A                        N/A

          In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent agree as follows:


                                  ARTICLE I

                                 DEFINITIONS

     SECTION 1.01   Defined Terms.

     Whenever used in this Agreement, including in the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

          "Accepted Servicing Practices": The procedures that the Master Servicer shall follow in the servicing and administration of mortgage loans, consistent with the higher of (i) the standard of care, skill, prudence and diligence with which the Master Servicer services and administers, mortgage loans that are held for other portfolios and are similar to the Mortgage Loans and (ii) the standard of care, skill, prudence and diligence which the Master Servicer services and administers mortgage loans that are held for its own portfolio and are similar to the Mortgage Loans, in either case giving due consideration to customary and usual standards of practice of prudent institutional multifamily and commercial mortgage loan servicers but without regard to:

          (i) any relationship that the Master Servicer or any Affiliate of the Master Servicer may have with any Mortgagor or any Affiliate of any Mortgagor or any other party to this Agreement;

          (ii) the Master Servicer's obligations to make Advances with respect to the Mortgage Loans;

          (iii) the adequacy of the Master Servicer's compensation for its services hereunder or with respect to any particular transaction;

          (iv) the ownership, servicing or management for others by the Master Servicer of any other mortgage loans or property; or

          (v) the ownership by the Master Servicer of any Certificates or other securities.

          To the extent consistent with the foregoing and subject to the express limitations set forth in this Agreement, the procedures followed by the Master Servicer shall seek to maximize the timely and complete recovery of principal and interest on the Mortgage Loans.

          "Accepted  Special  Servicing  Practices":   The  procedures  that
the Special Servicer shall follow in the servicing, administration and disposition of distressed mortgage loans and related real property, consistent with the higher of (i) the standard of care, skill, prudence and diligence with which the Special Servicer services, administers and disposes of, distressed mortgage loans and related real property that are held for other portfolios and are similar to the Mortgage Loans, Mortgaged Property and REO Property and (ii) the standard of care, skill, prudence and diligence with which the Special Servicer services, administers and disposes of, distressed mortgage loans and related real property that is held for its own portfolio and are similar to the Mortgage Loans, Mortgaged Property and REO Property, giving due consideration to customary and usual standards of practice of prudent institutional multifamily and commercial mortgage lenders, loan servicers and asset managers, so as to maximize the net present value of recoveries on the Mortgage Loans, but without regard to:

       (i) any relationship that Special Servicer or any Affiliate of the Special Servicer may have with any Mortgagor or any Affiliate of any Mortgagor or any other party to this Agreement;

      (ii)     the  adequacy of the  Special Servicer's compensation  for its
               services  hereunder   or  with  respect   to  any   particular
               transaction;

     (iii) the ownership, servicing or management for others by the Special Servicer of any other mortgage loans or property; or

      (iv) the ownership by the Special Servicer of any Certificates or other securities issued in connection with any Securitization.

          "Acquisition Date": With respect to any REO Property, the first day on which such REO Property is considered to be acquired by the Trust Fund within the meaning of Treasury Regulation Section 1.856-6(b)(1), which is the first day on which the Trust Fund is treated as the owner of such REO Property for federal income tax purposes.

          "Adjustable Rate Mortgage Loan": A Mortgage Loan as to which the related Mortgage Note provides for periodic adjustments to the Mortgage Interest Rate thereon based on changes in the related Index.

          "Adjusted Available  Distribution Amount":     With respect to  any
Distribution  Date,  the  Available  Distribution   Amount  net  of  any  Net
Prepayment Premiums.

          "Adjusted Collateral Value": With respect to any Distribution Date, the excess of the Stated Principal Balance of any Mortgage Loan over the related Collateral Value Adjustment.

          "Advance":  A P&I Advance or Servicing Advance.

          "Advance Rate": An annual rate equal to the Prime Rate in effect from time to time.

          "Affiliate": With respect to any specified Person, any other Person controlling, controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agreement":     This  Pooling  and  Servicing  Agreement  and  all
amendments hereof and supplements hereto.

          "Asset Strategy Report":   The report prepared pursuant  to Section
6.03(c).

          "Assignment of Leases and Rents": With respect to any Mortgaged Property, any assignment of leases, rents and profits or similar agreement executed by the Mortgagor, assigning to the mortgagee all of the income, rents and profits derived from the ownership, operation, leasing or disposition of all or a portion of such Mortgaged Property, in the form which was duly executed, acknowledged and delivered, as amended, modified, renewed or extended through the date hereof and from time to time hereafter.

          "Assignment of Mortgage": An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to effect the transfer of the Mortgage to the Trust Fund, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law.

          "Assumed Final Distribution Date": July 25, 2029, which is the first Distribution Date following the second anniversary of the date at which the Stated Principal Balance of all the Mortgage Loans has been reduced to zero, assuming no prepayments and that the Balloon Mortgage Loans fully amortize according to their amortization schedule and no Balloon Payment is made.

          "Available Distribution Amount": With respect to any Distribution Date, the amount on deposit in the Certificate Account as of the close of business on the related Determination Date immediately preceding such Distribution Date, after giving effect to expenses of the Trust Fund pursuant to this Agreement.

          "Balloon Mortgage Loan": Any Mortgage Loan that by its original terms or by virtue of any modification provides for an amortization schedule extending beyond its Maturity Date.

          "Balloon Payment": With respect to any Balloon Mortgage Loan as of any date of determination, the amount outstanding on the Maturity Date of such Mortgage Loan in excess of the related Monthly Payment.

          "Bankruptcy Code":   The federal Bankruptcy  Code, as amended  from
time to time (Title 11 of the United States Code).

          "Book-Entry Certificate":   Any Certificate registered in  the name
of the Depository or its nominee.

          "Business Day": Any day other than a Saturday, a Sunday or a day on which banking and savings and loan institutions in the states of California, New York, Illinois or Missouri are authorized or obligated by law or executive order to remain closed.

          "Certificate": Any Class A1, Class A2, Class B, Class C, Class D, Class X, Class E, Class F, Class G, Class H, Class NR, Class R-I, Class R-II or Class R-III Certificate.

          "Certificate Account": The segregated trust account or accounts created and maintained by the Trustee pursuant to Section 7.01 in trust for Certificateholders, which shall be entitled "LaSalle National Bank, as Trustee, in trust for registered holders of J.P. Morgan Commercial Mortgage Finance Corp., Commercial Mortgage Pass-Through Certificates, Series 1997-SPTL-C1."

          "Certificate Balance": With respect to any Class A1, Class A2, Class B, Class C, Class D, Class E, Class F, Class G, Class H or Class NR Certificate, as of any date of determination, the then outstanding principal amount of such Certificate equal to the product of (a) the Percentage
Interest evidenced by such Certificate, multiplied by (b) the then Class Balance of the Class of Certificates to which such Certificate belongs. The Class X and Residual Certificates do not have a Certificate Balance.

          "Certificateholder"  or  "Holder":   The  Person  in  whose name  a
Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent, approval or waiver pursuant to this Agreement, any Certificate registered in the name of the Master Servicer, the Depositor or any Affiliate of either shall be deemed not to be
outstanding with  respect to Sections  10.04 and 13.01.   The Trustee shall
be entitled to request and rely upon a certificate of the Master Servicer or the Depositor in determining whether a Certificate is registered in the name of an Affiliate of such Person.

          "Certificate Owner": With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

          "Certificate Register" and "Certificate Registrar": The register maintained and the registrar appointed pursuant to Section 8.02.

          "Class": Collectively, all of the Certificates bearing the same capital letter designation.

          "Class A1 Certificate": Any of the Certificates issued hereunder and designated as such.

          "Class A1 Pass-Through Rate": With respect to any Distribution Date, the per annum rate equal to the lesser of (a) LIBOR plus 0.24% and (b) the Weighted Average Remittance Rate.

          "Class A1X Component": The component of the Class X Certificates with a Notional Amount equal to the Class Balance of the Class A1 Certificates and a Pass-Through Rate equal to the Class A1X Pass-Through Rate.

          "Class A1X Pass-Through Rate": With respect to any Distribution Date, the per annum rate equal to the excess of the Weighted Average Remittance Rate over the Class A1 Pass-Through Rate.

          "Class A2 Certificate": Any of the Certificates issued hereunder and designated as such.

          "Class A2  Pass-Through Rate":   With  respect to  any Distribution
Date, the per annum rate equal to the lesser of (a) LIBOR plus 0.33% and (b) the Weighted Average Remittance Rate.

          "Class A2X Component": The component of the Class X Certificates with a Notional Amount equal to the Class Balance of the Class A2 Certificates and a Pass-Through Rate equal to the Class A2X Pass-Through Rate.

          "Class A2X Pass-Through Rate": With respect to any Distribution Date, the per annum rate equal to the excess of the Weighted Average Remittance Rate over the Class A2 Pass-Through Rate.

          "Class B Certificate": Any of the Certificates issued hereunder and designated as such.

          "Class  B Pass-Through  Rate":   With respect  to any  Distribution
Date, the per annum rate equal to the lesser of (a) LIBOR plus 0.45% and (b) the Weighted Average Remittance Rate.

          "Class BX Component": The component of the Class X Certificates with a Notional Amount equal to the Class Balance of the Class B Certificates and a Pass-Through Rate equal to the Class BX Pass-Through Rate.

          "Class BX  Pass-Through Rate":   With respect  to any  Distribution
Date, the per annum rate equal to the excess of the Weighted Average Remittance Rate over the Class B Pass-Through Rate.

          "Class Balance": With respect to any Class, the aggregate principal amount of such Class outstanding as of any date of determination equal to (A) the Original Class Balance thereof plus (B) any Collateral Value Adjustment Capitalization Amount minus (C) any amounts allocated or distributed to such Class in reduction of its Class Balance pursuant to the terms hereof.

          "Class C Certificate": Any of the Certificates issued hereunder and designated as such.

          "Class C  Pass-Through Rate":   With  respect  to any  Distribution
Date, the per annum rate equal to the lesser of (a) LIBOR plus 0.65% and (b) the Weighted Average Remittance Rate.

          "Class CX Component": The component of the Class X Certificates with a Notional Amount equal to the Class Balance of the Class C Certificates and a Pass-Through Rate equal to the Class CX Pass-Through Rate.

          "Class CX Pass-Through Rate": With respect to any Distribution Date, the per annum rate equal to the excess of the Weighted Average Remittance Rate over the Class C Pass-Through Rate.

          "Class D Certificate": Any of the Certificates issued hereunder and designated as such.

          "Class D  Pass-Through Rate":    With respect  to any  Distribution
Date, the per annum rate equal to the lesser of (a) LIBOR plus 0.98% and (b) the Weighted Average Remittance Rate.

          "Class DX Component": The component of the Class X Certificates with a Notional Amount equal to the Class Balance of the Class D Certificates and a Pass-Through Rate equal to the Class DX Pass-Through Rate.

          "Class  DX Pass-Through Rate":   With  respect to  any Distribution
Date, the per annum rate equal to the excess of the Weighted Average Remittance Rate over the Class D Pass-Through Rate.

          "Class E Certificate":   Any of  the Certificates issued  hereunder
and designated as such.

          "Class  E Pass-Through  Rate":   With respect  to  any Distribution
Date, the per annum rate equal to 6.5% per annum.

          "Class EX Component": The component of the Class X Certificates with a Notional Amount equal to the Class Balance of the Class E Certificates and a Pass-Through Rate equal to the Class EX Pass-Through Rate.

          "Class EX  Pass-Through Rate":   With respect  to any  Distribution
Date, the per annum rate equal to the excess of the Weighted Average Remittance Rate over the Class E Pass-Through Rate.

          "Class  F Certificate":   Any of the  Certificates issued hereunder
and designated as such.

          "Class  F Pass-Through  Rate":   With respect  to any  Distribution
Date, the per annum rate equal to 6.5% per annum.

          "Class FX Component": The component of the Class X Certificates with a Notional Amount equal to the Class Balance of the Class F Certificates and a Pass-Through Rate equal to the Class FX Pass-Through Rate.

          "Class FX  Pass-Through Rate":   With respect  to any  Distribution
Date, the per annum rate equal to the excess of the Weighted Average Remittance Rate over the Class F Pass-Through Rate.

          "Class G Certificate":   Any of  the Certificates issued  hereunder
and designated as such.

          "Class  G  Pass-Through Rate":   With  respect to  any Distribution
Date, the per annum rate equal to 6.5% per annum.

          "Class GX Component": The component of the Class X Certificates with a Notional Amount equal to the Class Balance of the Class G Certificates and a Pass-Through Rate equal to the Class GX Pass-Through Rate.

          "Class GX Pass-Through  Rate":   With respect  to any  Distribution
Date, the per annum rate equal to the excess of the Weighted Average Remittance Rate over the Class G Pass-Through Rate.

          "Class H Certificate": Any of the Certificates issued hereunder and designated as such.

          "Class H  Pass-Through Rate":   With  respect  to any  Distribution
Date, the per annum rate equal to 0.0% per annum.

          "Class HX Component": The component of the Class X Certificates with a Notional Amount equal to the Class Balance of the Class H Certificates and a Pass-Through Rate equal to the Class HX Pass-Through Rate.

          "Class  HX Pass-Through Rate":   With  respect to  any Distribution
Date, the per annum rate equal to the Weighted Average Remittance Rate.

          "Class NR Certificate":   Any of the  Certificates issued hereunder
and designated as such and with a Pass-Through Rate of 0.00%.

          "Class NR  Pass-Through Rate":   With respect  to any  Distribution
Date, the per annum rate equal to 0.0% per annum.

          "Class NRX Certificate": Any of the Certificates issued hereunder and designated as such.

          "Class NRX Component": The component of the Class X Certificates with a Notional Amount equal to the Class Balance of the Class NR Certificates and a Pass-Through Rate equal to the Class NRX Pass-Through Rate.

          "Class NRX  Pass-Through Rate":   With respect to  any Distribution
Date, the per annum rate equal to the Weighted Average Remittance Rate.

          "Class R-I Certificate": Any of the Certificates issued hereunder and designated as such.

          "Class R-II Certificate": Any of the Certificates issued hereunder and designated as such.

          "Class   R-III  Certificate":    Any  of  the  Certificates  issued
hereunder and designated as such.

          "Class X Certificate":   Any of  the Certificates issued  hereunder
and designated as such.

          "Class X Component": Each of the Class A1X, Class A2X, Class BX, Class CX, Class DX, Class EX, Class FX, Class GX, Class HX and Class NRX Components.

          "Code": The Internal Revenue Code of 1986, as amended from time to time.

          "Collateral Value Adjustment": With respect to a Mortgage Loan as to which a Collateral Value Adjustment Event has occurred, an amount equal to the excess of (a) the Stated Principal Balance of the Mortgage Loan as of the date of the Collateral Value Adjustment Event over (b) the excess of (i) 90% of the current appraised value of the related Mortgaged Property as determined by an Independent MAI appraiser conducted under MAI appraisal standards prepared in accordance with 12 CFR Section225.62 over (ii) the sum of (A) to the extent not previously advanced by a Servicer, all unpaid interest on such Mortgage Loan at a per annum rate equal to the Mortgage Interest Rate, (B) all unreimbursed Advances and interest thereon at the Advance Rate, (C) any unpaid Servicing Fees and Trustee Fees and (D) all currently due and delinquent real estate taxes and assessments, insurance premiums and, if applicable, ground rents in respect of such Mortgaged Property (net of any amount escrowed or otherwise available for payment of any amounts due on the related Mortgage Loans with respect to such Mortgage Loan or REO Property) and estimated liquidation expenses. Notwithstanding the foregoing, a Collateral Value Adjustment will be zero with respect to such Mortgage Loan if (i) the event giving rise to such Collateral Value Adjustment is the extension of the maturity of such Mortgage Loan, (ii) the payments on such Mortgage Loan were not delinquent during the twelve months preceding such extension and (iii) the payments on such Mortgage Loan were then current, provided that if at any later date there occurs a delinquency in payment with respect to such Mortgage Loan, the Collateral Value Adjustment will be recalculated and applied as described above.

          "Collateral Value Adjustment Capitalization Amount": With respect to each class of Certificates to which a Collateral Value Adjustment has been allocated, and to the extent not reversed, interest accrued at the related Pass-Through Rate on the portion of the Class Balance of such class equal to the sum of the aggregate Collateral Value Adjustment allocated to such class for such Distribution Date and accrued and unpaid interest at the related Pass-Through Rate on such Collateral Value Adjustment amount for prior Distribution Dates.

          "Collateral Value Adjustment Event": With respect to any Mortgage Loan the earliest to occur of (i) 90 days after the date on which an uncured delinquency occurs in respect of such Mortgage Loan,
(ii) immediately after the date on which a receiver is appointed (if such appointment remains in effect during such 60-day period) in respect of the related Mortgaged Property, (iii) the date on which the related Mortgaged Property becomes an REO Property or (iv) the date on which the payment rate, Mortgage Interest Rate, principal balance, amortization terms or Maturity Date of such Mortgage Loan has been changed or otherwise materially modified pursuant to and in accordance with the terms hereof.

          "Collateral Value Adjustment Reduction Amount": With respect to the Class X Certificates, the portion of the Interest Accrual Amount accrued on the portion of the related Notional Amount corresponding to any Collateral Value Adjustment or Collateral Value Adjustment Capitalization Amount allocated, and not reversed, to the Class Balance of any class of Certificates.

          "Collection  Account":   The separate  account, which  shall be  an
Eligible Account, created and maintained pursuant to Section 4.02 hereof.

          "Condemnation Proceeds": With respect to each Mortgage Loan, all awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, on account of the exercise of the power of eminent domain or condemnation, held in an escrow account or a trust account, which is an Eligible Account, pursuant to the terms of the related Mortgage Loan Documents and applicable law, related to such Mortgaged Property and applied or to be applied to the restoration or repair of such Mortgaged Property or required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents or, to the extent not expressly provided therein, in accordance with Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable law.

          "Controlling  Certificateholder":    As  defined  in  Section  6.11
hereof.

          "Corporate Trust Office": The principal corporate trust office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at LaSalle National Bank, 135 South LaSalle Street, Chicago, Illinois 60674-4107, Attention: Asset-Backed Securities Trust Services Group--Southern Pacific 1997-SPTL-C1.

          "Custodian": A Person who is at any time appointed by the Trustee pursuant to Section 11.14.

          "Cut-off Date":  June 1, 1997.

          "Cut-off Date Balance": With respect to any Mortgage Loan, the outstanding principal balance of such Mortgage Loan as of the Cut-off Date, net of the principal portion of all unpaid Monthly Payments due on or before such date.

          "Defaulted Mortgage Loan": Any Mortgage Loan which is more than 60 days delinquent in whole or in part in respect of any Monthly Payment or is delinquent in whole or in part in respect of the related Balloon Payment, if any; provided that for purposes of this definition, no Monthly Payment (other than a Balloon Payment) shall be deemed delinquent if less than five dollars ($5.00) of all amounts due and payable on such Mortgage Loan has not been received as of the most recent Due Date therefor.

          "Deficient Valuation": With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding principal balance of the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation results from a proceeding initiated under the Bankruptcy Code or a state court deficiency proceeding.

          "Definitive  Certificate":    Any  certificated,  fully  registered
certificate.

          "Delivery Date":  June 27, 1997.

          "Depositor": J.P. Morgan Commercial Mortgage Finance Corp., or its successor in interest.

          "Depository": The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. The initial Depository shall be The Depository Trust Company, a nominee of which is CEDE & Co.

          "Depository Participant": A broker, dealer, bank or other financial institution or other person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited by the Depository.

          "Determination Date":   With respect to any Distribution  Date, the
10th day of the month in which such Distribution Date occurs or, if such day is not a Business Day, the immediately succeeding Business Day.

          "Directing Certificateholder": The Monitoring Certificateholder selected by a majority of the Monitoring Certificateholders, by Certificate Balance, as certified to the Trustee by the Certificate Owners from time to time; provided, that, absent such selection, or (i) until a Directing Certificateholder is so selected, or (ii) upon receipt of notice from a majority of the Monitoring Certificateholders, by Certificate Balance, that a Directing Certificateholder is no longer so designated, the Monitoring Certificateholder(s) which owns the largest aggregate Certificate Balance of one or more Monitoring Classes shall be the Directing Certificateholder.

          "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Trust Fund other than through an Independent contractor; provided, however, that the Trustee (or the Master Servicer or the Special Servicer on behalf of the Trustee) shall not be considered to Directly Operate a REO Property solely because the Trustee (or the Master Servicer or the Special Servicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

          "Disposition Fee":  As defined in Section 6.12 hereof.

          "Disqualified Organization": Any of (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than a cooperative described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code, or (iii) any organization described in Section 1381(a)(2)(C) of the Code. A corporation will not be treated as an instrumentality of the United States or of any State or any political subdivision thereof if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation (a corporate instrumentality of the United States) a majority of its board of directors is not selected by a governmental unit.

          "Distribution Date":   The twenty-fifth (25th) day (or  if any such
day is not a Business Day, the Business Day immediately succeeding such twenty-fifth (25th) day) of each month, commencing in July 1997.

          "Due  Date":   With respect to  any Mortgage  Loan, the day  of the
month set forth in the related Mortgage Note on which each Monthly Payment thereon is scheduled to be due.

          "Eligible Account":  Any of:

               (a) an account or accounts maintained with a federal or state chartered depository institution or trust company (i) to the extent funds are on deposit in such account for a period not in excess of 30 days, the commercial paper, short-term debt obligations or other short-term deposits of which have the Required Rating or (ii) to the extent funds are on deposit in such account for a period in excess of 30 days, the long-term unsecured debt obligations of which have a long term rating of at least "AA-" by the Rating Agencies (or, if not rated by each Rating Agency, then by Standard and Poor's Ratings Services and if rated by Fitch Investors Services, L.P. or Duff & Phelps Credit Rating Co., then "AA-" by Fitch Investors Services, L.P., or Duff & Phelps Credit, as applicable, and, if not rated by Fitch Investors Service, L.P., is acceptable to it;

               (b) a segregated trust account or accounts maintained with the corporate trust department of a federal depository institution or trust company or state chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to 12 C.F.R. Section 9.10(b); or

               (c) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account will not result in a downgrading, qualification or withdrawal of the ratings then assigned to the Certificates).

          "Environmental Laws": Any present or future federal, state or local law, statute, regulation or ordinance, and any judicial or administrative order or judgment thereunder, pertaining to health, industrial hygiene, Hazardous Materials or the environment, including, but not limited to, each of the following, as enacted as of the date hereof or as hereafter amended:

          (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. SectionSection 9601-9657;

          (ii) the Resource Conservation and Recovery Act of 1976, 42 U.S.C. SectionSection 6901-6991i;

          (iii)     the   Toxic    Substance   Control    Act,   15    U.S.C.
                    SectionSection 2601-2629;

          (iv) the Water Pollution Control Act (also known as the Clean Water
               Act), 33 U.S.C. Section 1251 et seq.;
                                            -- ----

          (v)  the Clean Air Act, 42 U.S.C. Section 7401 et seq.; and
                                                         -- ----

          (vi) the   Hazardous  Materials   Transportation  Act,   49  U.S.C.
               Section 1801 et seq.
                            -- ---

          "Event of Default": One or more of the events described in Section 10.01.

          "Excess Condemnation Proceeds": With respect to each Mortgage Loan, all awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, on account of the exercise of the power of eminent domain or condemnation, other than any such awards or settlements held in an escrow account or a trust account, which shall be an Eligible Account, pursuant to the terms of the related Mortgage Loan Documents and applicable law, related to such Mortgaged Property and applied or to be applied to the restoration or repair of such Mortgaged Property or required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents or, to the extent not expressly provided therein, in accordance with Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable law.

          "Excess Insurance Proceeds": With respect to each Mortgage Loan, proceeds of any primary hazard insurance policy required to be maintained pursuant to Section 4.06, title insurance policy or any other Insurance Policy covering such Mortgage Loan or the related Mortgaged Property, other than any proceeds to be held in an escrow account or a trust account, which shall be an Eligible Account, pursuant to the terms of the related Mortgage Loan Documents and applicable law, related to such Mortgage Loan and applied or to be applied to the restoration or repair of the related Mortgaged Property or required to be released to the related Mortgagor in accordance with the terms of the related Mortgage Loan Documents or, to the extent not expressly provided therein, in accordance with Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable law.

          "FDIC":     The  Federal  Deposit  Insurance  Corporation,  or  any
successor thereto.

          "Final Certification":  As defined in Section 2.02(b).

          "Final Recovery Determination": A determination by the Special Servicer with respect to any Defaulted Mortgage Loan, as certified in writing by a Servicing Officer setting forth such determination and the procedures and considerations of the Special Servicer forming the basis of such determination, that there has been a recovery of all REO Proceeds, Liquidation Proceeds and other payments or recoveries that the Special Servicer, in its reasonable good faith judgment, expects to be ultimately recoverable.

          "Fiscal Agent": An organization which will be obligated to make any P&I Advance required to be made, but which is not made, by the Trustee under this Agreement. The Fiscal Agent will initially be ABN AMRO Bank N.V., a Netherlands banking corporation and the corporate parent of the Trustee.

          "Hazardous Materials": All materials subject to any Environmental Law, including, without limitation, materials listed in 49 C.F.R. Section 172.010, materials defined as hazardous pursuant to Section 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, flammable, explosive or radioactive materials, hazardous or toxic wastes or substances, lead-based materials, petroleum or petroleum distillates or asbestos or material containing asbestos, polychlorinated biphenyls ("PCBs"), radon gas, urea formaldehyde and any substances classified as being "in inventory", "usable work in process" or similar classification that would, if classified as unusable, be included in the foregoing definition.

          "ICII Representation and Warranty Agreement": The Representation and Warranty Agreement between Imperial Credit Industries, Inc. and the Trustee dated June 1, 1997.

          "Independent": When used with respect to any specified Person, any such Person who (i) is in fact independent of the Depositor, the Master Servicer, the Special Servicer and any and all Affiliates thereof, (ii) does not have any direct financial interest in or any material indirect financial interest in any of the Depositor, the Master Servicer, the Special Servicer or any Affiliate thereof, and (iii) is not connected with the Depositor, the Master Servicer, the Special Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

          "Index": With respect to each Adjustable Rate Mortgage Loan and each Interest Rate Adjustment Date, the base index used to determine the new Mortgage Interest Rate in effect thereon as specified in the related Mortgage Note.

          "Insurance Policy":    With  respect  to  any  Mortgage  Loan,  any
insurance policy required to be maintained under this Agreement or the related Mortgage Loan Documents.


          "Insurance Proceeds": With respect to each Mortgage Loan, proceeds of any primary hazard insurance policy required to be maintained pursuant to
Section 4.06 hereof, or any other Insurance Policy covering such Mortgage Loan or the related Mortgaged Property, to be held in an escrow account or a trust account, which is an Eligible Account, pursuant to the terms of the related Mortgage Loan Documents, related to such Mortgage Loan and applied or to be applied to the restoration or repair of the related Mortgaged Property or required to be released to the related Mortgagor in accordance with the terms of the related Mortgage Loan Documents and applicable law, or, to the extent not expressly provided therein, in accordance with Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable Law.

          "Interest Accrual Amount": With respect to each Distribution Date and any Class of Certificates (other than the Residual Certificates) or Class X Component, interest accrued during the period from and including, in the case of the Class A1, Class A2, Class B, Class C and Class D Certificates, the immediately preceding Distribution Date (or the Delivery Date with respect to the initial Distribution Date) to and including the day immediately preceding the applicable Distribution Date and, in the case of the Class E, Class F, Class G, Class H and Class NR Certificates and the Class X Components, the first day of the month preceding the month of the Distribution Date (or the Delivery Date with respect to the initial Distribution Date) to and including the last day of the month preceding the month of the Distribution Date (calculated on the basis of a 360-day year consisting of twelve 30-day months or calculated based on the actual number of days in such period and a 360-day year in the case of the Class A1, Class A2, Class B, Class C and Class D Certificates) on the Class Balance or Notional Amount as the case may be, outstanding immediately prior to such Distribution Date at the then applicable Pass-Through Rate applicable to such Class of Certificates and Class X Component for such Distribution Date.

          "Interest Distribution Amount": With respect to each Distribution Date and any Class, the Interest Accrual Amount for such Distribution Date plus (i) any portion of the Interest Distribution Amount for any prior Distribution Date remaining undistributed, reduced by (ii) the product of (a) any excess of Prepayment Interest Shortfalls for such Distribution Date over any Prepayment Interest Excess for such Distribution Date and any interest not collectible pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940 and (b) the Interest Accrual Amount on such Class divided by the Interest Accrual Amount for all such Classes of Certificates for such Distribution Date and (iii)(a) with respect to each Class of Certificates other than the Class X Certificates, any Collateral Value Adjustment Capitalization Amount allocated to such Class and (b) with respect to the Class X Certificates, any Collateral Value Adjustment Reduction Amount. The Interest Distribution Amount for the Class with the lowest priority with respect to the order of payment of interest or principal shall be reduced further by the portion of any interest deferred with respect to any Mortgage Loans (such reduction will be based on the same basis as distributions of interest are made to the extent allocated to Classes which receive distributions concurrently). Such deferred amount, together with interest at the related Pass-Through Rate, shall be payable to the extent it is collected after such Distribution Date.

          "Interest  Rate Adjustment Date":   With respect to each Adjustable
Rate Mortgage Loan, any date on which the related Mortgage Interest Rate is subject to adjustment pursuant to the related Mortgage Note.

          "Interested Person": As of any date of determination with respect to any Mortgage Loan, the Mortgagor, the Mortgage Loan Seller, the Depositor, the Special Servicer or the Master Servicer.

          "Law": Any judgment, order, decree, writ, injunction, award, statute, rule, regulation or requirement of any federal, state, local or other agency, commission, instrumentality, tribunal, governmental authority, arbitrator or court having or asserting jurisdiction over any particular Person, property or matter applicable to such particular Person, property or matter.

          "LIBOR": With respect to any Distribution Date the per annum rate for United States deposits for one month determined in accordance with
Section 1.03.

          "LIBOR Business Day":   Any day other than (i) Saturday or a Sunday
or (ii) a day on which banking institutions in the city of London, England are required to or authorized by law to be closed.

          "LIBOR Rate Adjustment Date":  As defined in Section 1.03 hereof.

          "Liquidation Event": With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made with respect to such Mortgage Loan; (iii) such Mortgage Loan is repurchased by the Depositor pursuant to Section 2.04 or
Section 12.01; or (iv) such Mortgage Loan is purchased by the Master Servicer or Special Servicer pursuant to Section 12.01.

          "Liquidation Proceeds": Cash (including any Excess Insurance Proceeds or Excess Condemnation Proceeds, but excluding REO Proceeds) received in connection with the liquidation of a Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise.

          "Loss Mortgage  Loan":    Any  Mortgage  Loan (a)  as  to  which  a
Liquidation Event has occurred, (b) with respect to which the Master Servicer, Trustee or the Fiscal Agent, as applicable, has determined that an Advance previously made or proposed to be made is a Nonrecoverable Advance or
(c) with respect to which a Deficient Valuation has been made or a portion of the principal balance thereof has been otherwise permanently forgiven.

          "Master Servicer": Midland Loan Services, L.P., a Missouri limited partnership, its successors in interest, or any successor servicer appointed as such as herein provided.

          "Master Servicing Fee":  As defined in Section 4.11 hereof.

          "Master Servicing  Fee Rate":   0.36% per  annum calculated  on the
basis of twelve 30-day months and a 360-day year.

          "Maturity Date": With respect to any Mortgage Loan as of any date of determination, the date on which the last payment of principal is due and payable under the related Mortgage Note.

          "Monitoring Certificateholder": Each Holder (or Certificate Owner, if applicable) of a Certificate of a Monitoring Class as certified to the Trustee from time to time by such Holder or Certificate Owner.

          "Monitoring Class":  As defined in Section 11.02(c).

          "Monthly Payment": With respect to any Mortgage Loan and any Due Date, the scheduled monthly payment with respect to such Mortgage Loan, excluding any Balloon Payment, which is payable by a Mortgagor under the related Mortgage Note and applicable Law and, with respect to a Balloon Mortgage Loan for which a Balloon Payment is due and has not been made, the monthly payment with respect to such Balloon Mortgage Loan that would be payable on and after the related Maturity Date based on the full amortization schedule determined by the Special Servicer.

          "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note, including the assignment of leases and rents related thereto.

          "Mortgage Interest Rate":   With respect to any  Mortgage Loan, the
annual rate at which interest accrues on such Mortgage Loan in accordance with the terms of the related Mortgage Note.

          "Mortgage Loan": Each of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 and accepted by the Trustee pursuant to Section 2.02 and from time to time held in the Trust Fund, the Mortgage Loans so held pursuant to Sections 2.01 and 2.02 being identified on the Mortgage Loan Schedule (including, any successor REO Mortgage Loan). As used herein, the term "Mortgage Loan" includes the related Mortgage Note, Mortgage and other security documents contained in the related Mortgage Loan File.

          "Mortgage Loan Documents": With respect to each Mortgage Loan, to the extent applicable, the Mortgage, Mortgage Note, Assignment of Mortgage, Assignment of Leases and Rents (if separate from Mortgage) and assignments thereof, any security agreements, any UCC Financing Statements, the title insurance policy, all surveys, all insurance policies, any environmental liabilities agreements, any escrow agreements for improvements, any guaranties related to such Mortgage Loan, any prior assignments of mortgage in the event that the originator is not the originator of record, any collateral assignments of property management agreements and other services agreements required by the applicable commitment and other loan documents and all assumption, modification, consolidation, substitution and extension agreements, any physical assessment report of the Mortgaged Property, any environmental site assessment of the Mortgaged Property, any lease subordination agreements and tenant estoppels, any borrower's counsel opinions and other agreements, if any, pertaining to such Mortgage Loan.

          "Mortgage Loan File": In connection with any Mortgage Loan, all the documents held or required to be held by the Trustee pertaining to such Mortgage Loan, including the Mortgage Loan Documents.

          "Mortgage Loan  Purchase Agreement":   The  Mortgage Loan  Purchase
Agreement, dated June   , 1997, between the Mortgage Loan Seller and the
                      --
Depositor regarding the sale, transfer and assignment of the Mortgage Loans to the Depositor.

          "Mortgage Loan Schedule": The list of Mortgage Loans transferred to the Trustee as part of the Trust Fund, attached hereto as Exhibit F.

          "Mortgage  Loan  Seller":     Southern  Pacific  Thrift   and  Loan
Association or any successors thereof.

          "Mortgage Note":   The note or other evidence of  indebtedness of a
Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

          "Mortgaged Property": The underlying property (including any REO Property) that secures a Mortgage Loan, in each case consisting of a parcel or parcels of land improved by a commercial and/or multifamily building or facility, together with any personal property, fixtures, leases and other property or rights pertaining thereto.

          "Mortgagor":  The obligor or obligors on a Mortgage Note.

          "Most   Subordinate  Class  of  Certificates":    At  the  time  of
determination, the Class to which any Realized Losses would be first allocated to as of such time in accordance with Section 7.05.

          "Net Prepayment Premium": With respect to any Distribution Date, the excess (but not less than zero) of (a) any Prepayment Premium received during the related Remittance Period and not previously distributed or applied to reimburse to the Master Servicer with respect to its Servicing Fee over (b) the excess of any Prepayment Interest Shortfall allocated during the related Remittance Period and not previously allocated over any Prepayment Interest Excess (but not less than zero).

          "Nonrecoverable Advance": Any Advance previously made or proposed to be made by the Master Servicer, the Trustee or the Fiscal Agent in respect of a Mortgage Loan which together with interest thereon, in the reasonable good faith judgment of the Master Servicer, the Trustee or the Fiscal Agent will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer, the Trustee or the Fiscal Agent from net proceeds and collections received solely with respect to such Mortgage Loan or the related Mortgaged Property, including related Excess Insurance Proceeds, Liquidation Proceeds, REO Proceeds, Excess Condemnation Proceeds and escrowed amounts, which determination shall be in writing accompanied by an Officer's Certificate filed with the Trustee.

          "Nonrecoverable Advance Certificate": A certificate signed by a Servicing Officer of the Master Servicer or Responsible Officer, as applicable, setting forth the determination of a Nonrecoverable Advance and the procedures and considerations of the Master Servicer, the Trustee or the Fiscal Agent forming the basis of such determination (including but not limited to information such as related income and expense statements, any appraisals, rent rolls, occupancy status, property inspections, and other Servicer inquiries with respect to the value of the related Mortgaged Property).

          "Non-United States Person": Any person other than a United States Person.

          "Note Margin": With respect to each Adjustable Rate Mortgage Loan, the fixed number of basis points that is added to the related Index on each Interest Rate Adjustment Date in accordance with the terms of the related Mortgage Note to determine, subject to any periodic and lifetime limitations on adjustments thereto, the related Mortgage Interest Rate.

          "Notional Amount": With respect to the Class A1X Component and any Distribution Date, the Class Balance of the Class A1 Certificates immediately preceding such Distribution Date. With respect to the Class A2X Component and any Distribution Date, the Class Balance of the Class A2 Certificates immediately preceding such Distribution Date. With respect to the Class BX Component and any Distribution Date, the Class Balance of the Class B Certificates immediately preceding such Distribution Date. With respect to the Class CX Component and any Distribution Date, the Class Balance of the Class C Certificates immediately preceding such Distribution Date. With respect to the Class DX Component and any Distribution Date, the Class Balance of the Class D Certificates immediately preceding such Distribution Date. With respect to the Class EX Component and any Distribution Date, the Class Balance of the Class E Certificates immediately preceding such Distribution Date. With respect to the Class FX Component and any Distribution Date, the Class Balance of the Class F Certificates immediately preceding such Distribution Date. With respect to the Class GX Component and any Distribution Date, the Class Balance of the Class G Certificates immediately preceding such Distribution Date. With respect to the Class HX Component and any Distribution Date, the Class Balance of the Class H Certificates immediately preceding such Distribution Date. With respect to the Class NRX Component and any Distribution Date, the Class Balance of the Class NR Certificates immediately preceding such Distribution Date.

          "Officers'  Certificate":     With  respect  to  any   Servicer,  a
certificate signed by a Servicing Officer of such Servicer.

          "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be salaried counsel for the Depositor, the Master Servicer, or Special Servicer, acceptable and delivered to the Trustee, except that any opinion of counsel relating to (a) the qualification of the Trust Fund as a REMIC, (b) compliance with the REMIC Provisions, or (c) any actions or duties which can not be undertaken or are no longer permitted under applicable law, must be an opinion of counsel who is in fact Independent.

          "Original Class Balance": As to any Class of Certificates with a Class Balance, the Original Class Balance set forth in the Preliminary Statement.

          "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

          "P&I Advance": Any amounts identified in this Agreement as a P&I Advance.

          "Pass-Through Rate": With respect to any Distribution Date and the Class A1, Class A2, Class B, Class C, Class D, Class E, Class F, Class G, Class H and Class NR and Class A1X, Class A2X, Class BX, Class CX, Class DX, Class EX, Class FX and Class NRX Components, the Class A1, Class A2, Class B, Class C, Class D, Class E, Class F, Class NR, Class A1X, Class A2X, Class BX, Class CX, Class DX, Class EX, Class FX, Class GX, Class HX and Class NRX Pass-Through Rate, respectively. The Residual Certificates will not have a Pass-Through Rate.

          "Payment Reserve": With respect to a Mortgage Loan, the amount, if any, of principal and interest payable thereon required, pursuant to the related Mortgage Loan Documents, to be deposited into an escrow account to cover a portion of the related Mortgagor's debt service obligations thereunder.

          "Percentage Interest": With respect to any Class of Certificates, the portion of the relevant Class evidenced by such Certificate, expressed as a percentage, the numerator of which is the initial Certificate Balance or initial Notional Amount of such Certificate as of the Delivery Date, as specified on the face thereof, and the denominator of which is the Original Class Balance or Notional Amount of the relevant Class.

          "Permitted Investments": Any one or more of the obligations and securities listed below that provide for a date of maturity of not more than 30 days but in any event not later than the date prior to the date such funds will be required to be distributed:

          (i) direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

          (ii) federal funds, demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) which has the Required Rating;

          (iii) commercial or finance company paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 270 days after the date of issuance thereof) that has the Required Rating for short-term debt;

          (iv) repurchase obligations with respect to any security described in clause (i) above entered into with a depository institution or trust company (acting as principal) meeting the rating standards described in clause (ii) above and having maturities of not more than 365 days;

          (v) units of taxable money market funds, which funds seek to maintain a constant asset value and have been rated by each Rating Agency in its highest rating category or which have been designated in writing by each Rating Agency as Permitted Investments for purposes of this definition; and

          (vi) any other obligation or security acceptable to each Rating Agency, as indicated in writing that would not result in a downgrading, qualification or withdrawal of the ratings then assigned to the Certificates;

provided, however, that no such instrument shall be a Permitted Investment
--------  -------
if (v) such instrument evidences a right to receive either (A) only interest payments with respect to the obligations underlying such instrument or (B) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations; (w) its terms do not have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change; (x) to the extent rated, an "r" highlighter is affixed to its rating; (y) to the extent the related interest rate is variable, interest thereon is not tied to a single interest rate index plus a single fixed spread (if any), or does not move proportionately with that index; or (z) such instrument is purchased at a premium over par.

          "Permitted Transferee": Any transferee of a Class R-I, Class R-II or Class R-III Certificate other than a Disqualified Organization or a Non-United States Person.

          "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability corporation, limited liability company, limited liability partnership, or government or any agency or political subdivision thereof.

          "Prepayment Assumption": It is assumed for purposes of Section 3.15(l) that there are no prepayments on the Mortgage Loans and that the Balloon Mortgage Loans fully amortize according to their amortization schedule and no Balloon Payment is made.

          "Prepayment Interest Excess": With respect to any Distribution Date, for each Mortgage Loan that was subject to a Principal Prepayment in full or in part after the Due Date occurring in the related Remittance
Period, the amount of interest accrued at the Remittance Rate for such Mortgage Loan on the amount of such Principal Prepayment during the period from and after such Due Date, to the extent collected.

          "Prepayment Interest Shortfall": With respect to any Distribution Date, for each Mortgage Loan that was subject to a Principal Prepayment in full or in part prior to the Due Date occurring in the related Remittance Period, the amount of interest that would have accrued at the Remittance Rate for such Mortgage Loan on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to the unpaid principal balance of the Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

          "Prepayment Premium": Any premium, penalty or fee paid or payable, as set forth in the related Mortgage Note, by a Mortgagor in connection with a Principal Prepayment.

          "Prime Rate":  As of any day, the per annum rate reported in The
                                                                       ---
Wall Street Journal on the immediately preceding Business Day as the prime
-------------------
rate.

          "Principal Distribution Amount": With respect to any Distribution Date an amount equal to the aggregate of (a) all scheduled payments of principal (other than Balloon Payments) due on the Mortgage Loans on the related Due Date whether or not received and all scheduled Balloon Payments received, (b) if the scheduled Balloon Payment is not received, with respect to any Balloon Loans on and after the Maturity Date thereof, the principal payment that would need to be received in the related month in order to fully amortize such Balloon Loan with level monthly payments by the end of the term used to derive scheduled payments of principal due prior to the related Maturity Date, (c) to the extent not previously advanced, any unscheduled principal recoveries received during the related Remittance Period in respect of the Mortgage Loans, whether in the form of liquidation proceeds, insurance proceeds, condemnation proceeds, amounts received as a result of the purchase of any Mortgage Loan out of the Trust Fund or receipt of overdue payments, (d) any Collateral Value Adjustment Capitalization Amount allocated in connection with such Distribution Date, and (e) any other portion of the Adjusted Available Distribution Amount remaining undistributed after payment of any interest payable on the Certificates pursuant to clause (iv) of Section 7.02(a) for the related or any prior Distribution Date, including any Prepayment Interest Excess not offset by any Prepayment Interest Shortfall occurring during the related Remittance Period or otherwise required to reimburse the Master Servicer and interest distributions on the Mortgage Loans, in excess of interest distributions on the Certificates, resulting from the allocation of amounts described in this clause (d) to principal distributions on the Certificates.

          "Principal Prepayment": Any payment or other recovery of principal on a Mortgage Loan that is received in advance of its scheduled Due Date which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

          "Private Certificates": The Class E, Class F, Class G, Class H, Class NR, Class R-I, Class R-II and Class R-III Certificates.

          "Property Protection Expenses": The following costs and expenses, but, with respect to items (b) through (n) below, only to the extent that they are paid to third persons in arms' length arrangements, which may, to the extent expressly approved in the related Asset Strategy Report, be Affiliates, who are generally in the business of providing such goods and services and that such expenses are reasonable for the types of goods or services provided in the geographical area in which such goods or services are provided: (a) real estate taxes, assessments and similar charges; (b) premiums for insurance; (c) utility costs; (d) payments required under service contracts, including but not limited to service contracts for heating, ventilation and air conditioning systems, elevators, landscape maintenance, pest extermination, security, model furniture, swimming pool service, trash removal, answering service, credit checks and monitoring the satisfaction of real estate tax assessments and the designation from time to time of special flood hazard areas; (e) payroll costs and benefits for on-site maintenance personnel, including but not limited to housekeeping employees, porters and general maintenance and security employees; (f)
property  management  fees;  (g)  usual  and  customary  leasing  and   sales
brokerage expenses  and commissions  and other  costs and expenses associated
with  marketing,  selling  or  otherwise  disposing  of  Specially   Serviced
Mortgage Loans or REO Properties including, without limitation, marketing brochures, auction services, reasonable legal fees, surveys, title insurance premiums and other title company costs; (h) permits, licenses and registration fees and costs; (i) any expense necessary in order to prevent or cure a breach under a lease, contract or agreement, if the consequences of failure to prevent or cure could, in the sole judgment of the Special Servicer, have a material adverse effect with respect to the Mortgage Loan, REO Property or Mortgaged Property; (j) any expense necessary in order to prevent or cure a material violation of any applicable law, regulation, code or ordinance with
respect  to  any  Mortgaged  Property,  including   without   limitation   any
environmental    remediation;   (k)   costs   and    expenses  of  appraisals,
valuations, surveys, inspections, environmental assessments, credit reports, or market studies (including, in each case, review thereof); (l) other such reasonable marketing, legal, accountants, expert witness fees and other fees and expenses incurred by the Special Servicer in connection with the enforcement, collection, foreclosure, management and operation of Specially Serviced Mortgage Loans or REO Properties, the bankruptcy of any related Mortgagor, and the performance of their servicing duties under this Agreement; and (m) such other expenses as are reasonable and immediately necessary to operate the Mortgaged Property or REO Property.

          "Prospectus Supplement": The Prospectus Supplement dated June 24, 1997 prepared in connection with the offering of the Class A1, Class A2, Class B, Class C, Class D and Class X Certificates.

          "Purchase Price": With respect to any Mortgage Loan to be purchased pursuant to Section 2.02(c), Section 2.04, Section 6.05(a) or
Section 12.01, the Stated Principal Balance thereof as of the date of purchase, together with (i) all accrued and unpaid interest at the Mortgage Interest Rate on such Mortgage Loan to but not including the date of purchase, (ii) all related unreimbursed Advances, (iii) all accrued and unpaid interest on related Advances, and (iv) any expense arising out of the enforcement of the repurchase obligation and any costs associated with such repurchase.

          "Qualified Insurer":  An insurance company:

       (i) duly qualified as such under the laws of the state in which the related Mortgaged Property is located;

      (ii) duly authorized and, if required, licensed in such state to transact the applicable insurance business and to write the insurance provided; and

     (iii) whose claims paying ability is rated at least "A" by each Rating Agency (or, if not rated by each of the Rating Agencies, rated at least "A" by two other nationally recognized statistical rating organizations, which shall include Standard & Poor's Ratings Services and any other Rating Agency which rates the claims paying ability of such insurance company, and if not rated by Fitch Investors Services, L.P., acceptable to it); or which is acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such Qualified Insurer will not result in a downgrading, qualification or withdrawal of the ratings then assigned to the Certificates).

          "Rating Agency":   Each  of Fitch Investors  Service, L.P.,  Duff &
Phelps Credit Rating Co. and Standard & Poor's Ratings Services.

          "Realized Loss": With respect to each Loss Mortgage Loan (or REO Property) as to which a Liquidation Event has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of the Liquidation Event, plus (ii) interest at the Remittance Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the last day of the month in which such Liquidation Event occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Remittance Period that such interest was not paid or advanced, plus (iii) any unreimbursed Advances and interest accrued and payable thereon at the Advance Rate, minus (iv) the proceeds, if any, received during the month in which such Liquidation Event occurred, to the extent applied as recoveries of interest at the Remittance
Rate and  to principal  of the  Mortgage  Loan.   With respect  to each  Loss
Mortgage Loan with respect to which an Advance previously made or proposed to be made has been determined to be a Nonrecoverable Advance an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of such determination, plus (ii) interest at the Remittance Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the last day of the month in which such determination was made on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Remittance Period that such interest was not paid or advanced, plus (iii) any unreimbursed Advances and interest accrued and payable thereon at the Advance Rate, minus (iv) the proceeds, if any, received during the month in which such determination was made, to the extent applied as recoveries of interest at the Remittance Rate and to principal of the Mortgage Loan. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

          "Record Date":   With  respect to any  Distribution Date,  the last
Business Day of the month immediately preceding the month in which such Distribution Date occurs.

          "Reference Bank Rate":  As defined in Section 1.03.

          "REMIC":  A "real estate mortgage investment conduit" as defined in
Section 860D of the Code.

          "REMIC  I":    The  segregated   pool  of  assets  subject  hereto,
constituting the trust created hereby and to be administered hereunder, consisting of: (a) the Mortgage Loans as from time to time are subject to this Agreement and all payments under and proceeds of the Mortgage Loans received after the Cut-off Date (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off
Date), together with all documents included in the related Mortgage Loan File; (b) such funds or assets as from time to time are deposited in the Certificate Account; (c) such funds or assets as from time to time are deposited in the Collection Account or REO Account; (d) any REO Property; and
(e) all Insurance Policies with respect to the Mortgage Loans listed on the Mortgage Loan Schedule.

          "REMIC I Uncertificated Interests": Each of the five hundred and forty interests with a principal balance and interest rate equal to that of one of the Mortgage Loans.

          "REMIC II": A segregated pool of assets consisting of five hundred and forty uncertificated regular interests issued under REMIC I.

          "REMIC II Uncertificated Interests": Each of Uncertificated Interest I, Uncertificated Interest II, Uncertificated Interest III, Uncertificated Interest IV, Uncertificated Interest V, Uncertificated Interest VI, Uncertificated Interest VII, Uncertificated Interest VIII, Uncertificated Interest IX and Uncertificated Interest X.

          "REMIC III": A segregated pool of assets consisting of Uncertificated Interest I, Uncertificated Interest II, Uncertificated Interest III, Uncertificated Interest IV, Uncertificated Interest V, Uncertificated Interest VI, Uncertificated Interest VII, Uncertificated Interest VIII, Uncertificated Interest IX and Uncertificated Interest X.

          "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final Treasury regulations and any rulings promulgated thereunder, as the foregoing may be in effect from time to time.

          "Remittance  Date":   With respect to  each Distribution  Date, one
Business Day preceding such Distribution Date.

          "Remittance Period": For any Distribution Date, the period beginning after a Determination Date in the immediately preceding month (or the Cut-off Date, in the case of the first Distribution Date) through the related Determination Date.

          "Remittance Rate": With respect to any Mortgage Loan, the per annum rate equal to the excess (adjusted, if necessary, to reflect the actual number of days in the related Remittance Period and a 360-day year) of the related Mortgage Interest Rate (without giving effect to any modification or other reduction thereof following the Cut-off Date) over the sum of the related Master Servicing Fee Rate and the Trustee Fee Rate.

          "Remittance  Report":    The report  prepared  pursuant  to Section
4.09(a) hereof.

          "Rents  from Real  Property":   With respect  to any  REO Property,
gross income of the character described in Section 856(d) of the Code.

          "REO  Account":    One or  more  accounts  established pursuant  to
Section 6.06.

          "REO  Account Report":   The  report prepared  pursuant  to Section
6.08(b) hereof.

          "REO Acquisition":   The  acquisition  by the  Special Servicer  on
behalf of the Trustee for the benefit of the Certificateholders of any Mortgaged Property.

          "REO Mortgage Loan": Any Mortgage Loan as to which the related Mortgaged Property has been acquired by the Special Servicer on behalf of the Trustee through foreclosure or by deed in lieu of foreclosure, until the Special Servicer has determined that all amounts that it reasonably expects to recover from or on account of such Mortgage Loan have been recovered, whether from Excess Condemnation Proceeds, Excess Insurance Proceeds, Condemnation Proceeds, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or otherwise (in which case such Mortgage Loan shall no longer be an REO Mortgage Loan).

          "REO Proceeds":   Proceeds received in respect of  any REO Property
(including, without limitation, proceeds from the rental of the related Mortgaged Property).

          "REO  Property":   A  Mortgaged  Property acquired  by  the Special
Servicer on behalf of the Trustee through foreclosure or by deed in lieu of foreclosure.

          "Request for Release and Receipt of Documents": A written Request for Release and Receipt of Documents, substantially in the form of Exhibit H hereto.

          "Required Appraisal Date": With respect to any Mortgage Loan within 30 days of (a) any Collateral Value Adjustment Event or (b) the occurrence of any event giving rise to a subsequent Collateral Value Adjustment (including the delinquency referred to in the last sentence of the definition of "Collateral Value Adjustment Event") more than twelve months after an appraisal was obtained with respect to a previous Collateral Value Adjustment.

          "Required Rating":   For purposes  of the definitions  of "Eligible
Account" and "Permitted Investments" the following ratings:

          (a) with respect to commercial paper, short-term debt obligations or other short-term deposits, the highest short-term rating category of each Rating Agency (or, if such obligations are not rated by Fitch Investors Service, L.P. or Duff & Phelps Credit Rating Co., any two nationally recognized statistical rating organization, which shall include Standard & Poor's Ratings Services and any other Rating Agency which rates such obligations or deposits and, if not rated by Fitch Investors Service, L.P., acceptable to it); or

          (b) with respect to long-term debt obligations, the highest long-term rating category of each Rating Agency (or, if such obligations are not rated by Fitch Investors Service, L.P. or Duff & Phelps Credit Rating Co., any two nationally recognized statistical rating organizations, which shall include Standard & Poor's Ratings Services and any other Rating Agency which rates such obligations or deposits and, if not rated by Fitch Investors Service, L.P., acceptable to it).

          "Residual Certificate":   Any of the Class R-I, Class R-II or Class
R-III Certificates.

          "Responsible Officer": When used with respect to the Trustee, any officer assigned to and working in its Corporate Trust Office with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          "Security Agreement": With respect to any Mortgage Loan, any security agreement or equivalent instrument, whether contained in the related Mortgage or executed separately, creating in favor of the holder of such Mortgage a security interest in the personal property constituting security for repayment of such Mortgage Loan.

          "Senior Certificates": The Class A1, Class A2, Class B, Class C, Class D and Class X Certificates.

          "Servicer":    The  Master  Servicer or  the  Special  Servicer, as
applicable.

          "Servicing Advance": Any expenses identified in this Agreement as a Servicing Advance which are incurred by the Master Servicer consistent with Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable, or, with respect to any Mortgage Loan.

          "Servicing Fee":   With respect  to any Mortgage  Loan and (a)  the
Master Servicer, the Master Servicing Fee; and (b) the Special Servicer, the Special Servicing Fee, as applicable.

          "Servicing Officer": With respect to any Servicer, any Assistant Treasurer, Assistant Secretary, Assistant Vice President, Vice President or other employee of such Servicer or its general partner, if applicable, involved in, or responsible for, the administration and servicing of the Mortgage Loans under this Agreement and authorized to act on behalf of such Servicer, as designated by inclusion on a list of such Persons furnished to the Trustee and each other Servicer by the related Servicer, as such list may from time to time be amended by the related Servicer.

          "Servicing Transfer Date": The date after the occurrence of a Servicing Transfer Event on which the Special Servicer receives the information, documents and records required to be delivered thereto pursuant to Section 6.02(c).

          "Servicing Transfer Event": The occurrence of any of the following with respect to a Mortgage Loan: (i) such Mortgage Loan becomes a Defaulted Mortgage Loan; (ii) the related Mortgagor has entered into or consented to bankruptcy, appointment of a receiver or conservator or a similar insolvency or similar proceeding, or the Mortgagor has become the subject of a decree or order for such proceeding which shall have remained in force undischarged or unstayed for a period of 60 days; (iii) the Master Servicer shall have received notice of the foreclosure or proposed foreclosure of any other lien on the Mortgaged Property; (iv) in the judgment of the Master Servicer, a payment default has occurred and is not likely to be cured by the related Mortgagor within 60 days; (v) the related Mortgagor admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations; (vi) any other material default has, in the Master Servicer's judgment, occurred which is not reasonably susceptible of cure within the time periods and on the terms and conditions, if any, provided in the related Mortgage; (vii) the related Mortgaged Property becomes REO Property; (viii) if for any reason, the Master Servicer cannot enter into an assumption agreement upon the transfer by the related Mortgagor of the Mortgage; or (ix) an event has occurred which, in the reasonable judgment of the Master Servicer, has or will materially and adversely affect the value of the Mortgaged Property.

          "Special  Servicer":   Midland  Loan  Services,  L.P.,  a  Missouri
limited partnership, or its successors in interest or any successor special servicer appointed as such as herein provided.

          "Special Servicing  Fee":   The compensation  the Special  Servicer
shall be entitled to receive pursuant to Section 6.12.

          "Specially Serviced Mortgage Loan": Any Mortgage Loan with respect to which a Servicing Transfer Event has occurred and which has not ceased to be a Specially Serviced Mortgage Loan pursuant to Section 6.10.

          "Specially Serviced Mortgage Loan Status Report": With respect to any Mortgage Loan, shall have the meaning set forth in Section 6.08.

          "Startup Day":  The Delivery Date.

          "State Tax Laws": The laws of the states of New York, California, Missouri and Illinois as well as any state the applicability of which to the Trust or the REMICs shall have been confirmed to the Trustee in writing either by the delivery to the Trustee of an Opinion of Counsel to such effect, or by the delivery to the Trustee of a written notification to such effect by the taxing authority of such state.

          "Stated Principal  Balance":   With  respect to  any Mortgage  Loan
(other than an REO Mortgage Loan), as of any date of determination, (a) the Cut-off Date Balance, minus (b) the sum, without duplication, of:

         (i) the principal portion of each Monthly Payment and Balloon Payment due on such Mortgage Loan after the Cut-off Date, to the extent received from the Mortgagor or advanced (in the case of any delinquent Monthly Payment) and distributed to Certificateholders before such date of determination;

         (ii) all Principal Prepayments received with respect to such Mortgage Loan after the Cut-off Date, to the extent distributed to Certificateholders before such date of determination;

         (iii) the principal portion of all Insurance Proceeds and Liquidation Proceeds received with respect to such Mortgage Loan after the Cut-off Date, to the extent distributed to Certificateholders before such date of determination; and

         (iv) any reduction in the outstanding principal balance of such Mortgage Loan resulting from a Deficient Valuation that occurred prior to the end of the Remittance Period for the most recently ended Distribution Date.

With respect to any REO Mortgage Loan, as of any date of determination, an amount (not less than zero) equal to (x) the Stated Principal Balance of the related Mortgage Loan as of the date of the related REO Acquisition, minus
(y) the sum of:

          (i)  the principal portion of each P&I Advance made with respect to
               such   REO    Mortgage   Loan   that   was    distributed   to
               Certificateholders before such date of determination; and

          (ii) the principal portion of all Insurance Proceeds, Liquidation Proceeds and REO Proceeds received with respect to such REO Mortgage Loan, to the extent distributed to Certificateholders before such date of determination.

A Mortgage Loan shall be deemed to be part of the Trust Fund and to have an outstanding Stated Principal Balance through and including the Distribution Date on which the proceeds, if any, received in connection with a Liquidation Event in respect thereof are to be distributed to Certificateholders.

          "Tax Matters Person": The "tax matters person" (as defined in the REMIC Provisions) of the REMIC created hereunder.

          "Tax Returns": The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal or State Tax Laws.

          "Trust Fund":  REMIC I, REMIC II and REMIC III.

          "Trustee": LaSalle National Bank, a nationally chartered bank, or its successor in interest in its capacity as Trustee hereunder, or any successor trustee appointed as herein provided.

          "Trustee Fee Rate":   0.0175% per annum calculated on the  basis of
twelve 30-day months and a 360-day year.

          "UCC Financing Statement": A financing statement executed and filed pursuant to the Uniform Commercial Code, as in effect in the relevant jurisdiction, or, in the case of Louisiana or the Commonwealth of Puerto Rico, the comparable provisions of Louisiana or Puerto Rico law, as applicable.

          "Uncertificated  Interest I":    An  interest in  REMIC  II with  a
principal balance equal to the Class Balance of the Class A1 Certificates which accrues interest at the Weighted Average Remittance Rate.

          "Uncertificated  Interest II":   An  interest  in REMIC  II with  a
principal balance equal to the Class Balance of the Class A2 Certificates which accrues interest at the Weighted Average Remittance Rate.

          "Uncertificated  Interest III":   An  interest in  REMIC II  with a
principal balance equal to the Class Balance of the Class B Certificates which accrues interest at the Weighted Average Remittance Rate.

          "Uncertificated  Interest IV":   An  interest  in REMIC  II with  a
principal balance equal to the Class Balance of the Class C Certificates which accrues interest at the Weighted Average Remittance Rate.

          "Uncertificated  Interest V":    An  interest in  REMIC  II with  a
principal balance equal to the Class Balance of the Class D Certificates which accrues interest at the Weighted Average Remittance Rate.

          "Uncertificated  Interest VI":   An  interest  in REMIC  II with  a
principal balance equal to the Class Balance of the Class E Certificates which accrues interest at the Weighted Average Remittance Rate.

          "Uncertificated  Interest VII":   An  interest in  REMIC II  with a
principal balance equal to the Class Balance of the Class F Certificates which accrues interest at the Weighted Average Remittance Rate.

          "Uncertificated Interest  VIII":   An interest in  REMIC II  with a
principal balance equal to the Class Balance of the Class G Certificates which accrues interest at the Weighted Average Remittance Rate.

          "Uncertificated  Interest IX":   An  interest  in REMIC  II with  a
principal balance equal to the Class Balance of the Class H Certificates which accrues interest at the Weighted Average Remittance Rate.

          "Uncertificated  Interest X":    An  interest in  REMIC  II with  a
principal balance equal to the Class Balance of the Class NR Certificates which accrues interest at the Weighted Average Remittance Rate.

          "Underwriter": Any of J.P. Morgan Securities Inc Morgan Stanley & Co. Incorporated or Dabney/Resnick/Imperial.

          "United States Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust.

          "Voting Rights":   The portion of the  voting rights of all  of the
Certificates which is allocated to any Certificate.

At all times during the term of this Agreement, 98.0% of all the Voting Rights shall be allocated among the Class A1, Class A2, Class B, Class C, Class D, Class E, Class F, Class G, Class H and Class NR Certificates in proportion to the respective Class Balances, 1.00% of all Voting Rights shall be allocated to the Class X Certificates, and 0.331/3% of all Voting Rights shall be allocated to each of the Class R-I, Class R-II and Class R-III Certificates. Voting Rights allocated to a Class of Certificateholders shall be allocated among such Certificateholders in proportion to the Percentage Interests evidenced by their respective Certificates. Allocation of Realized Losses and Collateral Value Adjustments to a Class of Certificates and any other event which changes such Class Balance will result in a corresponding change to such Class' Voting Rights.

          "Weighted Average Remittance Rate": With respect to any Distribution Date, the rate per annum equal to the weighted average, by Stated Principal Balance, expressed as a percentage and rounded to eight decimal places, of the Remittance Rates on the Mortgage Loans prior to giving effect to distributions thereon in the Remittance Period immediately preceding such Distribution Date; provided that for purposes of calculating the Class X, Class E, Class F, Class G, Class H and Class NR Pass-Through Rates, the Weighted Average Remittance Rate will be calculated as the rate, based on a 360-day year of twelve 30-day months.

          "1933 Act":  The Securities Act of 1933, as amended.

     SECTION 1.02   (RESERVED)

     SECTION 1.03   Determination of LIBOR.

     LIBOR applicable to the calculation of the Pass-Through Rates on the Class A1, Class A2, Class B, Class C and Class D Certificates for any Interest Accrual Period will be determined on each LIBOR Rate Adjustment Date as follows:

     For any Interest Accrual Period, the rate for United States dollar deposits for one month which appears on the Telerate Screen Page 3750 as of 11:00 A.M., London, England time, on the second LIBOR Business Day prior to the first day of such Interest Accrual Period (a "LIBOR Rate Adjustment Date"). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Trustee after consultation with the Master Servicer), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in the U.S. dollars are offered by the reference banks (which shall be three major banks that are engaged in transactions in the London interbank market, selected by the Trustee after consultation with the Master Servicer) as of 11:00 A.M., London time, on the day that is two LIBOR Business Days prior to the immediately preceding Distribution Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Class Balance of the Class Balance of the Certificates then outstanding. The Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations. If on such date fewer than two quotations are provided, as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Master Servicer, as of 11:00 A.M., New York City time, on such date for loans in U.S. dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Class Balance of the Certificates then outstanding. If no such quotations can be obtained and no Reference Bank Rate is available, LIBOR will be LIBOR applicable to the preceding Distribution Date.

     The establishment of LIBOR by the Trustee on any LIBOR Rate Adjustment Date and the Trustee's subsequent calculation of the Pass-Through Rates applicable to the Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

     Promptly following each LIBOR Rate Adjustment Date the Trustee shall supply the Master Servicer with the results of its determination of LIBOR on such date.

     SECTION 1.04   General Interpretive Principles.

     For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (a) The terms defined in this Agreement include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

          (b)  Accounting  terms   not  otherwise  defined  herein  have  the
     meanings   assigned  to  them  in  accordance  with  Generally  Accepted
     Accounting Principles ("GAAP");

          (c) References herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

          (d)  References  to a  Subsection without  further  reference to  a
     Section  is a  reference to  such subsection  as contained  in the  same
     Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

          (e) The words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision;

          (f) The term "include" or "including" shall be deemed to be followed by the phrase "without limitation";

          (g) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding";

          (h)  The headings in this  Agreement are solely for  convenience of
     reference  and  shall  be  given   no  effect  in  the  construction  or
     interpretation of this Agreement;

          (i) References herein to actions to be taken shall include the failure to take any action;

          (j) Any action or delivery which is required pursuant to the terms hereof which falls on a day which is not a Business Day will be due on the immediately following Business Day.

                                  ARTICLE II

                        CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF CERTIFICATES

     SECTION 2.01   Conveyance of Mortgage Loans.

          (a) The Depositor, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in, to and under the mortgage loans identified on the Mortgage Loan Schedule (the "Mortgage Loans"), the Mortgage Loan Purchase Agreement and all other assets included or to be included in the Trust Fund for the benefit of the Certificateholders. Such assignment includes all interest and principal received or receivable on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date). The transfer of the Mortgage Loans and related property accomplished hereby is absolute and, notwithstanding Section 13.07, is intended by the parties to constitute a sale.

          (b) In connection with the Depositor's assignment, the Depositor shall deliver or cause to be delivered to the Trustee, the following documents or instruments (or copies thereof as permitted by this Section) for each Mortgage Loan so assigned:

       (i) the original or, if accompanied by a "lost note" affidavit, a copy of the Mortgage Note, endorsed by the Mortgage Loan Seller or the prior holder of record in blank or to the order of the Trustee;

      (ii) the original Mortgage, and any intervening assignments (or certified copies of such assignments) thereof, in each case with evidence of recording indicated thereon, or certified copies thereof if not returned from the applicable recording office;

     (iii) originals or certified copies of any related Assignment of Leases and Rents and any related Security Agreement (if, in either case, such item is a document separate from the Mortgage), any intervening assignments of each such document or instrument, and any related UCC Financing Statements;

      (iv) an assignment of the Mortgage, executed by the Mortgage Loan Seller or the prior holder of record in blank or to the order of the Trustee, with the assignment to the Trustee in the following form:

               "LaSalle  National Bank, as Trustee for J.P. Morgan Commercial
               Mortgage  Finance  Corp.,   Commercial  Mortgage  Pass-Through
               Certificates Series 1997-SPTL-C1", in recordable form;

       (v) assignments of any related Assignment of Leases and Rents and any related Security Agreement (if, in either case, such item is a document separate from the Mortgage), executed by the Mortgage Loan Seller or the prior holder of record in blank or to the order of the Trustee, with the assignment to the Trustee in the following form: "LaSalle National Bank, as Trustee for J.P. Morgan Commercial Mortgage Finance Corp., Commercial Mortgage Pass-Through Certificates Series 1997-SPTL-C1";

      (vi) originals or certified copies of all assumption, modification and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been modified or the Mortgage or Mortgage Note has been assumed;

     (vii) the originals or certificates of a lender's title insurance policy issued on the date of the origination of such Mortgage Loan or, with respect to each Mortgage Loan not covered by a lender's title insurance policy, an attorney's opinion of title given by an attorney licensed to practice law in the jurisdiction where the Mortgaged Property is located;

    (viii) either (i) the originals of all intervening assignments, if any, including warehousing assignments, with evidence of recording thereon, (ii) copies of such assignments certified by a title company, if any, or escrow company to be true and complete copies thereof where the originals have been transmitted for recording until such time as the originals are returned by the public recording office or (iii) copies of such assignments certified by the public recording offices where such assignments were recorded to be true and complete copies thereof in those instances where the public recording offices retain the original or where the original recorded assignments are lost;

      (ix)     any escrow, guarantee  and environmental liability  agreement;
               and

       (x)     any other Mortgage Loan Document.

          (c) The Mortgage Loan Seller shall, as to each Mortgage Loan on the Mortgage Loan Schedule, promptly (and in any event within 45 days of the Delivery Date) cause (i) the assignment of the Mortgage and any Assignment of Leases and Rents specified in clauses (iv) and (v) of Section 2.01(b) above to be submitted for recording or filing, at its own expense, in the appropriate public office for real property records. Any such assignment delivered in blank shall be completed to the order of the Trustee, in the following form: "LaSalle National Bank, as Trustee for J.P. Morgan Commercial Mortgage Finance Corp., Commercial Mortgage Pass-Through Certificates Series 1997-SPTL-C1" prior to recording. Each such assignment shall reflect that it should be returned by the public recording office following recording to LaSalle National Bank as the Trustee. If any such assignment is lost or returned unrecorded or unfiled because of a defect therein, the Mortgage Loan Seller shall promptly prepare or cause to be prepared a substitute therefor or cure such defect, as the case may be, and thereafter cause the same to be duly recorded or filed.

          (d) The Mortgage Loan Seller shall complete (or cause such to be completed) the endorsements on those Mortgage Notes delivered in blank to the order of the Trustee.

     SECTION 2.02   Acceptance by Trustee.

          (a) The Trustee, by the execution and delivery of this Agreement, acknowledges receipt, subject to the provisions of Section 2.01 and this
Section 2.02 of the documents specified in clauses (i), (ii), (iv) and (vii) of Section 2.01(b), and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage Loan Files, and that it holds or will hold such other assets included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders.

          (b)  On  or prior  to 120  days  following the  Delivery Date,  the
Trustee shall deliver to the Depositor, the Mortgage Loan Seller and the Master Servicer, a Final Certification in a form reasonably acceptable to the Depositor (the "Final Certification") to the effect that it has reviewed the Mortgage Loan Documents delivered to it hereunder and has determined that all documents required to be delivered pursuant to Section 2.01(b) have been received by the Trustee except for those documents specified in the exception report attached to the Final Certification. Any such exceptions shall be treated as missing or defective for purposes of paragraph (c) below. In performing the reviews called for herein, the Trustee may conclusively assume the due execution, genuineness, enforceability and legal sufficiency of any such document and the genuineness of any signature thereon. It is understood that the scope of the review called for is limited solely to confirming, after receipt of the documents listed in Section 2.01(b), that such documents have  been executed, received  and  recorded,  if  applicable,  and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. The Trustee shall have no responsibility for reviewing the Mortgage Loan Documents except as expressly set forth in this Section 2.02(b). The
Trustee shall be under no duty or obligation to determine whether the text of any assignment or endorsement is in proper or recordable form (except to determine if the assignee or endorsee conforms to the requirements of
Section 2.01(b)), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or that any document is other than what it purports to be on its face.

          (c) If, in the process of reviewing the Mortgage Loan Files, the Trustee finds any document or documents constituting a part of a Mortgage Loan File not to have been properly executed, or to be missing or to be defective on its face in any material respect, the Trustee shall promptly so notify the Master Servicer, the Mortgage Loan Seller, Fitch Investors
Service, L.P. and the Depositor. If the Mortgage Loan Seller does not correct or cure such omission or defect within 60 days from the date of such notice the Mortgage Loan Seller shall, pursuant to the Mortgage Loan Purchase Agreement, purchase such Mortgage Loan from the Trust Fund at its Purchase Price within 90 days from the date of such notice. The Purchase Price for any such Mortgage Loan shall be deposited or caused to be deposited by the Master Servicer into the Collection Account and, upon receipt by the Trustee of written notification of such deposit, signed by a Servicing Officer, the Trustee shall release to the Mortgage Loan Seller the related Mortgage Loan File and such Mortgage Loan and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Mortgage Loan Seller or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. It is understood and agreed that the obligation of the Mortgage Loan Seller to so cure or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders.

     SECTION 2.03 Representations and Warranties of the Depositor, the Master Servicer, and the Special Servicer; Assignment of Rights.

          (a) The Depositor hereby represents and warrants to and covenants with the Trustee, the Master Servicer, and the Special Servicer, as of the Delivery Date, that:

         (i)    The  Depositor  is  a  corporation  duly   organized,  validly
                existing and in good standing under the laws of the State of Delaware.

         (ii) The execution and delivery of this Agreement by the Depositor, and the performance and compliance with the terms of this Agreement by the Depositor, will not violate the Depositor's charter or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

         (iii) The Depositor has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, the execution, delivery and performance of this Agreement by the Depositor has been duly authorized, and the Depositor has duly executed and delivered this Agreement.

         (iv) This Agreement, assuming due authorization, execution and delivery by the Trustee, the Master Servicer, and the Special Servicer, constitutes a valid, legal and binding obligation of the Depositor, enforceable against the Depositor in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and
                (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

         (v) The Depositor is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, or any of the provisions of any indenture, mortgage, contract, instrument, or other document to which such Depositor is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of its property pursuant to the terms of any such indenture,
                mortgage,  contract,  instrument,  or  other  document   which
                violation, in the Depositor's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

         (vi) The transfer of the Mortgage Loans from the Depositor to the Trustee as contemplated herein requires no regulatory approval, other than any such approvals as have been obtained, and is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

         (vii) No litigation is pending or, to the best of the Depositor's knowledge, threatened against the Depositor which, if determined adversely to the Depositor, would prohibit the Depositor from entering into this Agreement or, in the Depositor's good faith reasonable judgment, is likely to materially and adversely affect either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

         (viii) At the time of the assignment of the Mortgage Loans from the Depositor to the Trust Fund hereunder, the Depositor had good title to and was the sole owner of, each Mortgage Loan, free and clear of any pledge, lien, encumbrance or security interest (other than the rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trust Fund free and clear of any pledge, lien, encumbrance or security interest.

          (b) The Master Servicer and Special Servicer hereby represent, warrant and covenant to the Trustee, the Depositor and the Fiscal Agent, as of the Delivery Date, that:

            (A) The Master Servicer and Special Servicer is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Missouri.

            (B) The execution and delivery of this Agreement by each Servicer, and the performance and compliance with the terms of this Agreement by each Servicer, will not (i) violate such Servicer's certificate of limited partnership or limited partnership agreement or
     (ii) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default or breach, in such Servicer's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of such Servicer to perform its obligations under this Agreement or the financial condition of such Servicer.

            (C) Each Servicer has the full power and authority to enter into and consummate all transactions of such Servicer contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (D) This Agreement, assuming due authorization, execution and delivery by the Trustee, the Fiscal Agent and the Depositor, constitutes a valid, legal and binding obligation of such Servicer, enforceable against such Servicer in accordance with the terms hereof, subject to applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (E) Neither Servicer is in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, or any of the provisions of any indenture, mortgage, contract, instrument, or other document to which such Servicer is a party or by which it is bound, or result in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract, instrument or other document which violation, lien, charge or encumbrance in such Servicer's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of such Servicer to perform its obligations under this Agreement or the financial condition of such Servicer.

            (F) No litigation is pending or, to such Servicer's knowledge, threatened against such Servicer which, if determined adversely to such Servicer, would prohibit such Servicer from entering into this Agreement or, in such Servicer's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of such Servicer to perform its obligations under this Agreement or the financial condition of such Servicer.

          (c) It is understood and agreed that the representations and warranties set forth in this Section 2.03 shall survive the execution and delivery of this Agreement, and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust Fund remains in existence. Upon discovery by the Depositor, the Master Servicer, the Special Servicer or the Trustee of any breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties.

     SECTION 2.04 Repurchase of Mortgage Loans for Breaches of Representa-tion and Warranty.

          (a) Within 90 days of the earlier of the discovery by the Depositor of, or receipt by the Depositor of written notice from the Master Servicer, the Special Servicer, the Trustee or any Certificateholder, specifying in reasonable detail the existence of a breach of any representation or warranty of the Depositor set forth in Section 2.03(a), which materially and adversely affects the value of any Mortgage Loan or the interest of any Certificateholder therein, the Depositor shall at its option
(A) in all material respects cure such breach or (B) purchase the affected Mortgage Loan from the Trustee at the Purchase Price.

          (b) Within 90 days of the earlier of, the discovery by the Mortgage Loan Seller of, or receipt by the Mortgage Loan Seller of written notice from the Depositor, the Master Servicer, the Special Servicer, the Trustee or any Certificateholder, specifying in reasonable detail the existence of a breach of any representation or warranty of the Mortgage Loan Seller in the Mortgage Loan Purchase Agreement, which materially and adversely affects the value of any Mortgage Loan or the interest of any Certificateholder therein, the Mortgage Loan Seller shall at its option (A) in all material respects cure such breach or (B) purchase the affected Mortgage Loan from the Trustee at the Purchase Price.

          (c) The purchase of any Mortgage Loan by the Depositor or the Mortgage Loan Seller pursuant to Section 2.04(a) or (b), as applicable, shall be effected by delivering the Purchase Price therefor to the Master Servicer for deposit in the Collection Account. The Trustee, upon receipt of an Officers' Certificate from the Master Servicer to the effect that such deposit  has  been made,  shall  release  or  cause  to be  released  to  the
Depositor, the Mortgage Loan Seller or its designee, as applicable, the related Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment (in recordable form if recording is appropriate), in each case without recourse, as shall be necessary to vest in the Depositor, the Mortgage Loan Seller or its designee, as applicable, any Mortgage Loan released pursuant hereto. In connection with such repurchase, the Master Servicer, and the Special Servicer, as applicable, shall release to the
Depositor or the Mortgage Loan Seller, as applicable, all documents and records maintained by such Servicer and requested by the Depositor or the Mortgage Loan Seller; provided, that such Servicer may retain copies of such documents and records at its own expense. The Depositor or the Mortgage Loan Seller, as applicable, shall be responsible for the payment of all reasonable expenses of the Trustee and the Servicers incurred in connection with such repurchase.

          (d)  It is understood  and agreed that the provisions  set forth in
Section 2.04(a) and (b) of this Agreement shall constitute the sole remedies available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any breach of the representations and warranties contained in Section 2.03(a) of this Agreement or in the Mortgage Loan Purchase Agreement.

          SECTION 2.05   Execution of Certificates.

          The Trustee acknowledges the assignment to it of the Mortgage Loans and to the extent set forth herein, the Mortgage Loan Purchase Agreement, and, concurrently with such assignment, has executed and caused the Certificate Registrar to authenticate and deliver to or upon the order of the Depositor, in exchange for the Mortgage Loans, Certificates in authorized denominations evidencing beneficial ownership of the entire Trust Fund.

                                 ARTICLE III

                  GENERAL PROVISIONS APPLICABLE TO SERVICERS

          SECTION 3.01   Contract for Servicing.

          (a) Each Servicer, by execution and delivery of this Agreement, agrees to service the Mortgage Loans pursuant to this Agreement and in all cases in accordance with Accepted Servicing Practices and Accepted Special Servicing Practices, as applicable.

          (b) Any funds received on or in connection with a Mortgage Loan by a Servicer shall be received and held by such Servicer in accordance with this Agreement and pursuant to Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable, for the benefit of the Certificateholders and the related Mortgagor as their respective interests may appear and as provided in this Agreement.

          SECTION 3.02   Notices to Mortgagors.

          The Master Servicer shall, within five (5) Business Days of the Delivery Date for any Mortgage Loan, send by first class mail or by hand delivery written notice to the related Mortgagor that the Master Servicer has been engaged to service such Mortgage Loan, which notice shall direct such Mortgagor to make further payments and to send all future notices with respect to such Mortgage Loan directly to the Master Servicer. Notwithstanding the foregoing, the Master Servicer shall not be required to send such notice if the Mortgage Loans shall be subserviced by the Mortgage Loan Seller pursuant to a Subservicing Agreement between the Master Servicer and the Mortgage Loan Seller, and there is no change in where the Mortgagor is required to send payments under the Mortgage Loan.

          SECTION 3.03   Subservicing.

          The Master Servicer and the Special Servicer may enter into subservicing agreements with one or more subservicers (including subsidiaries or affiliates of the Servicer) for the servicing and administration of the Mortgage Loans. References in this Agreement to actions taken or to be taken by the Master Servicer or the Special Servicer in servicing the Mortgage Loans include actions taken or to be taken by a subservicer on behalf of such Master Servicer.

          Notwithstanding any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between either Servicer and a subservicer or reference to actions taken through such Persons or otherwise, such Servicer shall remain obligated and liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements, or by virtue of indemnification from a subservicer, and to the same extent and under the same terms and conditions as if the such Servicer alone were servicing and administering the Mortgage Loans. Each Servicer shall be entitled to enter into any agreement with a subservicer for indemnification of such Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

          Any subservicing agreement that may be entered into and any other transactions or servicing arrangements relating to the Mortgage Loans involving a subservicer shall be deemed to be between the subservicer and the related Servicer, and none of the Trustee, the Fiscal Agent, the Certificateholders nor the Depositor shall be deemed parties thereto and none of such Persons shall have claims or rights (except as specified below), nor obligations, duties or liabilities with respect to the subservicer; provided,
                                                                    --------
that the Trustee and the Certificateholders may rely upon the representations and warranties of the subservicer contained therein and each of the Trustee and the Depositor shall be a third party beneficiary of the covenants and other provisions setting forth obligations of the subservicer therein.

          If the Trustee or any successor Servicer assumes the obligations of the Master Servicer or the Special Servicer, as applicable, in accordance with this Agreement, the Trustee or such successor Servicer may, at its option, (i) terminate any subservicing agreement entered into by the Master Servicer or Special Servicer pursuant to this Section 3.03 or (ii) succeed to all of the rights and obligations of the Master Servicer or Special Servicer under any subservicing agreement, and any such subservicing agreement shall provide such right of termination or succession to the Trustee or such successor Servicer. In such event, the Trustee or such successor Servicer shall be deemed to have assumed all of the interest of the Master Servicer or Special Servicer therein (but not any liabilities or obligations in respect of acts or omissions of the Master Servicer or Special Servicer prior to such deemed assumption) and to have replaced the Master Servicer or the Special Servicer, as applicable, as a party to such subservicing agreement to the same extent as if such subservicing agreement had been assigned to the Trustee or such successor Servicer, except that the Master Servicer or the
Special  Servicer  shall  not  thereby   be  relieved  of  any  liability  or
obligations under such subservicing agreement that accrued prior to the assumption of duties hereunder by the Trustee or such successor Servicer.

          In the event that the Trustee or any successor Servicer assumes the servicing obligations of the Master Servicer or the Special Servicer, as applicable, upon request of the Trustee or such successor Servicer, the Master Servicer or Special Servicer shall, at its own expense, promptly deliver to the Trustee or such successor Servicer all documents and records relating to any subservicing agreement and the Mortgage Loans then being serviced thereunder, and the Servicer will otherwise use its best efforts to effect the orderly and efficient transfer of any subservicing agreement to the Trustee or such successor Servicer.

          SECTION 3.04   Record Title to Mortgage Loans, Etc.

          No Servicer shall hold record title to any Mortgage or any Mortgage Note.

          SECTION 3.05   Release    of   Documents    and   Instruments    of
                         Satisfaction.

          The Trustee may, subject to the terms hereof, upon receipt of a Request for Release and Receipt of Documents provided by any Servicer substantially in the form set forth on Exhibit H, release to such Servicer the related Mortgage Loan File or the documents from a Mortgage Loan File set forth in such request. Each Servicer acknowledges that during all times that any Mortgage Loan File or any contents thereof are in the physical possession of such Servicer, such Mortgage Loan File and the documents contained therein shall be held by the Servicer.

          Subject to any state law requirement or court order, each Servicer hereby agrees to return to the Trustee each and every document previously requested from the Mortgage Loan File when such Servicer's need therefor in connection with such foreclosure or servicing no longer exists, unless the related Mortgage Loan shall be liquidated or paid in full, in which case, upon receipt of the Request for Release and Receipt of Documents from either Servicer, the Trustee may release the related Servicer's prior request form, together with all other documents still retained by the Trustee with respect to such Mortgage Loan, to such Servicer.

          Upon receipt of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer or Special Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, such Servicer shall promptly deliver to the Trustee a Request for Release and Receipt of Documents in the form set forth on Exhibit H requesting delivery to such Servicer of the Mortgage Loan File for such Mortgage Loan. In connection therewith, such Servicer shall deliver to the Trustee a Request for Release and Receipt of Documents indicating that all amounts received in connection with such payment that are required to be deposited in the Collection Account pursuant to Section 4.02 hereof have been or will be so deposited.

          The Master Servicer and the Special Servicer shall forward to the Trustee original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into by such Servicer in accordance with this Agreement within ten (10) Business Days of the execution thereof and the delivery of such instrument to such Servicer; provided, however, that such Servicer may, in lieu thereof, provide the
--------  -------
Trustee with a certified true copy of any such document submitted for recordation within five (5) Business Days of its execution, in which event such Servicer shall provide the Trustee with the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the recorded original within five (5) Business Days of receipt thereof by such Servicer.

          Upon any payment in full of a Mortgage Loan, the Master Servicer or Special Servicer may execute an instrument of satisfaction regarding the related Mortgage and any other related Mortgage Loan Documents, which instruments of satisfaction shall be recorded by such Servicer if required by applicable law and shall be delivered to the Person entitled thereto, it being understood and agreed that all reasonable expenses incurred by such Servicer in connection with such instruments of satisfaction shall be deemed a Servicing Advance, which shall be reimbursed pursuant to the terms of this Agreement. Such Servicer shall notify the Trustee of an instrument of satisfaction described above as soon as practicable.

     SECTION 3.06 Access to Certain Documentation Regarding the Mortgage Loans and This Agreement.

     Upon reasonable advance written notice, each Servicer shall give the Trustee or its agents or representatives, during normal business hours at such Servicer's offices, reasonable access to all reports, information and documentation regarding any Mortgage Loan, this Agreement (including the right to make copies or extracts therefrom) and access to officers of such Servicer responsible for such obligations.

     SECTION 3.07   Annual Statement As to Compliance.

     Each Servicer shall deliver to the Depositor and the Trustee, on or before April 30 of each year, beginning April 30, 1998, a statement, signed by a Servicing Officer thereof, stating that (a) a review of the activities of such Servicer during the preceding calendar year (or during the period from the date of commencement of its duties hereunder until the end of such preceding calendar year in the case of the first such certificate) and of its performance under this Agreement has been made under such Servicing
Officer's supervision; and (b) to the best of such Servicing Officer's knowledge, based on such review, such Servicer has fulfilled all of its material obligations under this Agreement throughout such period, or if there has been a default in the fulfillment of any such obligation, specifying each such default known to such Servicing Officer and the nature and status thereof.

     SECTION 3.08   Annual Independent Public Accountants' Servicing Report.

     On or before April 30 of each year, beginning April 30, 1998, each Servicer, at its expense, shall cause a firm of independent public accountants that is a member of the American Institute of Certified Public Accountants to furnish a statement to the Depositor and the Trustee to the effect that such firm has examined such documents and records as it has deemed necessary and appropriate relating to the servicing of the Mortgage Loans under this Agreement for the preceding calendar year (or during the period from the date of commencement of such servicer's duties hereunder until the end of such preceding calendar year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that such servicing during such period has been conducted in compliance with this Agreement except for such exceptions that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement.

     SECTION 3.09   Merger or Consolidation of Any Servicer.

          (a) Each Servicer shall keep in full force and effect its existence, rights and franchises as an association or corporation under the laws governing its charter or articles of incorporation and, in the case of the initial Servicer, its good standing as a limited partnership under the laws of the State of Missouri; except as permitted in this Section 3.09 and shall obtain and preserve its qualification to do business as a foreign corporation, association or limited partnership, as applicable, in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement.

          (b) Any Person into which a Servicer may be merged, converted, or consolidated, or any Person resulting from any merger, conversion or consolidation to which a Servicer shall be a party, or any Person succeeding to the business of a Servicer, shall be the successor of such Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person
                 --------  -------
shall be an entity whose business includes the servicing of mortgage loans, shall service multifamily and/or commercial mortgage loans, as applicable, in accordance with Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable, and shall satisfy the requirements of Section 13.12 hereof with respect to the qualifications of a successor to a Servicer.

     SECTION 3.10   Limitation on Liability of the Servicers and Others.

     Neither the Servicers or any of the directors, officers, employees or agents thereof shall be under any liability for any action taken or for refraining from the taking of any action in accordance with Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable, and otherwise in good faith pursuant to this Agreement or for errors in judgment (not constituting negligence or wilful misconduct); provided,
                                                             --------
however, that this provision shall not protect any Servicer or such Persons
-------
of such Servicer against any liability resulting from any breach of any representation or warranty made herein, or from any liability specifically required to be borne by such party without right of reimbursement pursuant to the terms hereof; and provided, further, that this provision shall not
                      --------  -------
protect any Servicer or such Persons of such Servicer against any liability that would otherwise be imposed by reason of the willful misfeasance, bad faith or negligence in the performance of duties or by reason of negligent disregard of the obligations or duties hereunder. Each Servicer and any director, officer, employee or agent thereof may rely in good faith on any document of any kind prima facie properly executed and submitted by any
                     ----- -----
appropriate Person respecting any matters arising hereunder. No Servicer shall, as applicable, be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement.

     SECTION 3.11   Resignation of Servicers.

     Without in any way limiting the generality of this Section 3.11, neither the Master Servicer nor the Special Servicer shall resign as such or delegate its rights or duties hereunder or any portion thereof; provided that (i) either Servicer may enter into a Subservicing Agreement subject to Section
3.03 and (ii) either Servicer may resign upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel (obtained at the resigning Servicer's expense) to such effect delivered to the Trustee and acceptable in form and substance thereto. Unless applicable law requires the Servicer's resignation to become effective immediately, no such resignation shall become effective until the Trustee or other successor shall have assumed the responsibilities and obligations of the resigning party in accordance with Section 9.02 and Section 13.12 hereof.

          SECTION 3.12   Maintenance  of  Errors and  Omissions  and Fidelity
Coverage.

          Each Servicer shall obtain and maintain at its own expense, and keep in full force and effect throughout the term of this Agreement, a blanket fidelity bond and an errors and omissions insurance policy issued by a surety or insurer which is a Qualified Insurer covering such Servicer's officers and employees in connection with its activities under this Agreement.

          The deductible on the fidelity bond or errors and omissions policy shall not exceed the greater of $100,000 and five (5) percent of the face amount of such bond or policy. In the event that any such bond or policy ceases to be in effect, such Servicer shall immediately obtain a comparable replacement bond or policy. Notwithstanding the foregoing, so long as the long-term unsecured debt obligations of such Servicer or its corporate parent have been rated "A" or better by two or more of the Rating Agencies (one of which shall be Standard & Poor's Rating Services and, if not rated by Fitch Investors Service, L.P., is acceptable thereto), such Servicer shall be entitled to provide self-insurance or obtain from its parent adequate insurance, as applicable, with respect to its obligation to maintain a blanket fidelity bond or an errors and omissions insurance policy.

          SECTION 3.13  Indemnity.

          (a) Each Servicer shall indemnify and hold harmless the Trustee, the Fiscal Agent and the Trust Fund against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, arising from claims or actions that were caused by or resulted from a breach of any of such Servicer's representations and warranties contained in this Agreement or arising out of the Servicer's willful misfeasance, bad faith or negligence or by reason of negligent disregard of obligations or duties of such Servicer hereunder.

          (b) Each Servicer and the directors, officers and agents thereof shall be indemnified and held harmless by the Trust Fund from any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, incurred in connection with any legal action relating to any Mortgage Loans and this Agreement, other than any costs, expense, loss, damage, claim or liability incurred by reason of willful misfeasance, bad faith or negligence of such Servicer in the performance of duties or by reason of negligent disregard of obligations or duties of such Servicer hereunder.

          (c)  As  soon  as  reasonably  practicable  after  receipt  by  any
Servicer, the Trustee on behalf of the Trust Fund, or the Fiscal Agent, of notice of any complaint or the commencement of any action or proceeding with respect to which indemnification is being sought under clause (a) or (b) above (each an "Indemnified Party"), such Indemnified Party shall notify each Servicer, the Trustee on behalf of the Trust Fund, or the Fiscal Agent from which indemnification is sought pursuant to clause (a) or clause (b) above (each an "Indemnifying Party") in writing of such complaint or of the commencement of such action or proceeding, but failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have hereunder or otherwise, except to the extent that such failure materially prejudices the rights of the Indemnifying Party. If the Indemnifying Party so elects or is requested by such Indemnified Party, the Indemnifying Party shall assume the defense of such action or proceeding, including the employment of counsel reasonably satisfactory to each Indemnified Party and the payment of the fees and disbursements of such counsel. In the event, however, such Indemnified Party reasonably determines in its judgment that having common counsel would present such counsel with a conflict of interest or that having common counsel would in any other way disadvantage such Indemnified Party or if the Indemnifying Party fails to assume the defense of the action or proceeding in a timely manner, then such Indemnified Party may employ separate counsel to represent or defend it in any such action or proceeding and the Indemnifying Party shall pay the fees and disbursements of such counsel; provided,
                                                                    --------
however, that the Indemnifying Party shall not be required to pay the fees
-------
the fees and disbursements of more than one separate counsel for all related Indemnified Parties in any jurisdiction in any single action or proceeding. In any action or proceeding the defense of which the Indemnifying Party assumes and in which an Indemnified Party is not entitled to separate counsel pursuant to the immediately preceding sentence, such Indemnified Party shall have the right to participate in such litigation and to retain its own counsel at such Indemnified Party's expense.

     SECTION 3.14   Information Systems.

     Each Servicer shall maintain a data storage and retrieval system capable of maintaining, updating and providing reports with respect to all relevant information with respect to each Mortgage Loan that may be required to satisfy the terms of this Agreement, including but not limited to all information on the Mortgage Loan Schedule. Each Servicer shall update the data on such system to reflect any information available thereto from time to time.

     SECTION 3.15   REMIC Administration.

          (a) The Trustee shall make an election to treat each of REMIC I, REMIC II and REMIC III as a REMIC under the Code and if necessary, under State Tax Laws. Each such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC I election in respect of the Trust Fund, the five hundred and forty REMIC I Uncertificated Interests shall be designated as the "regular interests" and the Class R-I Certificates shall be designated as the sole class of "residual interest" in REMIC I. For the purposes of the REMIC II election in respect of the Trust Fund, the REMIC II Uncertificated Interests shall be designated as the "regular interests" and the Class R-II Certificates shall be designated as the sole class of "residual interest" in REMIC II. For the purposes of the REMIC III election in respect of the Trust Fund, the Class A1, Class A2, Class B, Class C, Class D, Class E, Class F , Class G, Class H and Class NR Certificates and the Class X Components shall be designated as the "regular interests" and the Class R-III Certificates shall be designated as the sole class of "residual interest" in REMIC III. To the extent the affairs of the Trust Fund are within their control, the Master Servicer and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in REMIC I, REMIC II or REMIC III other than the REMIC I Uncertificated Interests, the REMIC II Uncertificated Interests and the Certificates.

          (b) The Delivery Date is hereby designated as the "Startup Day" of the REMIC within the meaning of Section 860G(a)(9) of the Code.

          (c) The Holder of the Class R-I Certificate is hereby designated, and by the acceptance of the Class R-I Certificate agrees to act, as Tax Matters Person for REMIC I. The Holder of the Class R-II Certificate is hereby designated, and by the acceptance of the Class R-II Certificate agrees to act, as Tax Matters Person for REMIC II. The Holder of the R-III Certificate is hereby designated, and by acceptance of the Class R-III Certificate, agrees to act, as Tax Matters Person for REMIC III.

          (d) The Tax Matters Person hereby irrevocably authorizes the Trustee to be its attorney-in-fact for purposes of signing all Tax Returns.

          (e) The Trustee shall prepare or cause to be prepared all of the Tax Returns that it reasonably determines are required with respect to either REMIC I, REMIC II or REMIC III created hereunder and shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the Trustee without any right of reimbursement therefor.

          (f) The Trustee shall provide (i) to any transferor of a Class R-I, Class R-II or Class R-III Certificate and to the Internal Revenue Service such information as is necessary for the application of any tax relating to the transfer of a Class R-I, Class R-II and Class R-III Certificate to any Person who is not a Permitted Transferee, (ii) to the Certificateholders such information or reports as are required by the Code, the REMIC Provisions or State Tax Laws including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each of REMIC I, REMIC II and REMIC III.

          (g) The Trustee shall take such actions and shall cause each of REMIC I, REMIC II and REMIC III created hereunder to take such actions as are reasonably within the Trustee's control and the scope of its duties more specifically set forth herein as shall be necessary to maintain the status thereof as REMICs under the REMIC Provisions (and the Master Servicer shall assist the Trustee, to the extent reasonably requested by the Trustee to do
so). None of the Master Servicer, the Special Servicer or the Trustee shall knowingly or intentionally take any action, cause either of REMIC I, REMIC II or REMIC III to take any action or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of either REMIC I, REMIC II or REMIC III as a REMIC or (ii) result in the imposition of a tax under the REMIC Provisions upon either REMIC I, REMIC II or REMIC III (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless such party receives an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and such party determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of such party) to the effect that the contemplated action will not, with respect to either REMIC I, REMIC II or REMIC III created hereunder, endanger such status or, unless such party determines in its sole discretion to indemnify the Trust Fund against such tax, result in the imposition of such a tax.

          (h) In the event that any tax is imposed on "prohibited transactions" of REMIC I, REMIC II or REMIC III created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of REMIC I, REMIC II or REMIC III as defined in Section 860G(c) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to a Servicer, if such tax arises out of or results from a breach by such Servicer of any of its obligations under this Agreement, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement and (iii) otherwise, against amounts on deposit in the Certificate Account and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Interest Distribution Amount on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

          (i) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to REMIC I, REMIC II and REMIC III on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

          (j)  Following the Startup Day, neither the  Master Service nor the
Trustee shall accept any contributions of assets to REMIC I, REMIC II and REMIC III unless the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in REMIC I, REMIC II and REMIC III will not cause REMIC I, REMIC II and REMIC III to fail to qualify as REMICs at any time that any Certificates are outstanding or subject REMIC I, REMIC II and REMIC III to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

          (k) Neither the Master Servicer, the Special Servicer nor the Trustee shall enter into any arrangement by which REMIC I, REMIC II and REMIC III will receive a fee or other compensation for services nor, to the extent reasonably within their control, permit either such REMIC to receive an income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

          (l) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the "latest possible maturity date" by which the Class Balance of each Class of Certificates representing a regular interest in REMIC III and each Uncertificated Class representing a regular interest in REMIC I or REMIC II would be reduced to zero is the Assumed Final Distribution Date, which is the first Distribution Date following the second anniversary of the date at which all of the Mortgage Loans have zero balances, assuming no prepayments and that the Mortgage Loans which are Balloon Loans fully amortize according to their amortization schedule and no Balloon Payment is made.

          (m) Within 30 days after the Delivery Date, the Trustee shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for REMIC I, REMIC II and REMIC III.

          (n) None of the Trustee, the Master Servicer, or the Special Servicer shall sell, dispose of, or significantly modify or amend (within the meaning of United States Treasury Regulation 1.860G-(2)(b)), or dispose of any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgage Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of REMIC I, REMIC II and REMIC III, (iii) the termination of REMIC I, REMIC II and REMIC III pursuant to Article XI of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II of this agreement) nor acquire any assets for REMIC I, REMIC II and REMIC III, nor sell or dispose of any investments in the Certificate Account for gain, nor accept any contributions to REMIC I, REMIC II and REMIC III after the Delivery Date, unless it has received an Opinion of Counsel that such sale or disposition will not affect adversely the status of REMIC I, REMIC II and REMIC III as REMICs.

          (o) The Depositor shall provide or cause to be provided to the Trustee, within ten (10) days after the Delivery Date, and thereafter on an ongoing basis, all information or data requested by the Trustee that the Trustee reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including without limitation, the price, yield, original issue discount, market discount or premium, Prepayment Assumption and projected cash flow (based upon the Prepayment Assumption) of the Certificates. In addition, the Master Servicer, the Special Servicer and the Depositor shall provide on a timely basis to the Trustee or its designee such information with respect to the Trust Fund as is in its possession and reasonably requested by the Trustee to enable it to perform its obligations under this Article. The Trustee shall be entitled to rely conclusively upon all such information so provided to it without recalculation or other investigation.

          (p) The Trustee shall pay out of its own funds, without any right of reimbursement, any and all ordinary expenses of the Trust Fund incurred in the performance of its duties under this Article but shall be reimbursed, except as otherwise expressly provided for herein by the Trust Fund for any of its extraordinary expenses, including any taxes or tax-related payments, any expenses involved in any tax examination, audit or proceeding, and the expense of any tax-related Opinion of Counsel or other professional advice
requested   by  the   Trustee  for   the   benefit  or   protection  of   the
Certificateholders.


                                  ARTICLE IV

                      OBLIGATIONS OF THE MASTER SERVICER

          SECTION 4.01   The Master Servicer.

          (a) The Master Servicer shall service and administer each Mortgage Loan (except as such obligations may be undertaken by the Special Servicer pursuant to Article VI hereof) on behalf of and in the best interests of and for the benefit of the Certificateholders in accordance with the terms of this Agreement and Accepted Servicing Practices.

          (b) Subject to Accepted Servicing Practices and the terms of this Agreement and of each Mortgage Loan, the Master Servicer shall have full power and authority to do or cause to be done any and all things in connection with such servicing and administration that it may deem, in its best judgment, necessary or desirable, including, without limitation, to execute and deliver any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to any Mortgage Loan which is not a Specially Serviced Mortgage Loan. Without limiting the generality of the foregoing, the Master Servicer shall, and is hereby authorized and empowered to, with respect to each Mortgage Loan, prepare, execute and deliver at the expense of the Trust Fund, any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien on the related Mortgaged Property and related collateral. The Master Servicer shall service and administer each Mortgage Loan in accordance with applicable state and federal law and shall provide to each Mortgagor any information required to be provided to it thereby. Subject to the foregoing, the Master Servicer shall service and administer each Mortgage Loan in accordance with the Mortgage Loan Documents, and shall enforce all provisions designated in the Mortgage Loan Documents, including but not limited to the establishment and administration of escrow accounts, reserve accounts, impound accounts and operation and maintenance plans. The Master Servicer may from time to time request in writing any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties hereunder. If it shall make such written request, the Master Servicer shall prepare for signature by the Trustee, and the Trustee shall sign any such powers of attorney or other documents necessary or appropriate to carry out such duties hereunder; provided, however, that the Trustee shall not be held liable for any misuse of any such power of attorney by the Master Servicer.

          (c) The Master Servicer assumes, with respect to each Mortgage Loan (except as otherwise set forth in Article VI), full responsibility for the timely payment (subject to Section 4.05(b) with respect to any Nonrecoverable Advances) of all customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in connection with:

       (i) any enforcement, administrative or judicial proceedings, or any necessary legal work or advice specifically related to servicing the Mortgage Loans, including but not limited to, bankruptcies, condemnations, drug seizures, foreclosures by subordinate lienholders, legal costs associated with preparing powers of attorney pursuant to Section 4.01(b) above, and other legal actions incidental to the servicing of the Mortgage Loans (provided that such expenses are reasonable and that the Master Servicer specifies the Mortgage Loan(s) to which such expenses relate);

      (ii) all ground rents, taxes, assessments, water rates, sewer rates and other charges, as applicable, that are or may become a lien upon the Mortgaged Property, and all fire, flood, hazard and other insurance coverage (to the extent required in this Agreement, including renewal payments); and

     (iii) compliance with the servicing provisions applicable to the Master Servicer set forth herein.

          With respect to any costs described in clauses (i) and (ii) above and to the extent the related Mortgage Loan Documents do not provide for escrow payments or the Master Servicer determines that any such payments have not been made by the related Mortgagor, the Master Servicer shall effect timely payment of all such expenses before they become delinquent if the Master Servicer shall have or should have had knowledge based on Accepted Servicing Practices of such nonpayment by the Mortgagor before it becomes delinquent, and, otherwise, the Master Servicer shall effect immediate payment of all such expenses which it has knowledge or should have knowledge based on Accepted Servicing Practices have become delinquent. The Master Servicer shall make Servicing Advances from its own funds to effect such payments to the extent not deemed a Nonrecoverable Advance and shall be reimbursed therefor in accordance with Section 4.03(a) hereof; provided, that with respect to the payment of taxes and assessments, the Master Servicer shall make such advance within five Business Days after the Master Servicer has received confirmation that such item has not been paid; provided further that the Master Servicer shall use its best efforts to confirm whether such items have been paid. With respect to any costs described in clause (iii) above, the Master Servicer shall be entitled to reimbursement of such costs as Servicing Advances only to the extent expressly provided in this Agreement. If the Master Servicer determines with respect to any Mortgage Loan that a Servicing Advance, if made, would constitute a
Nonrecoverable Advance or that it has made a Nonrecoverable Advance, it shall deliver to the Trustee a Nonrecoverable Advance Certificate.

          (d) Upon the occurrence of a Servicing Transfer Event or upon the resignation or termination of the Master Servicer, the Master Servicer shall effect the timely and efficient transfer of its servicing responsibilities to the successor Servicer.

          SECTION 4.02 Collection Account; Collection of Certain Mortgage Loan Payments.

          (a) Subject to Article VI, from the date hereof until the principal and interest on the Mortgage Loans is paid in full, the Master Servicer shall proceed diligently to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall follow such collection procedures as are in accordance with Accepted Servicing Practices.

          (b) On or before the Delivery Date and as necessary thereafter, the Master Servicer shall establish, and agrees to maintain for the duration of this Agreement, the Collection Account in the name of the Trustee for the benefit of the Certificateholders. The Collection Account shall be an Eligible Account. Funds in the Collection Account shall be held by the Master Servicer for the benefit of the Certificateholders in each case and shall not be commingled with any other moneys. The Master Servicer shall deposit, within one Business Day following receipt, all collections with respect to the Mortgage Loans into the Collection Account. The Master Servicer shall, within five (5) Business Days of the establishment thereof, notify the Trustee in writing of the location and account number of the Collection Account established for the Mortgage Loans and shall give the Trustee written notice of any change of such location or account number on or prior to the date of such change. Funds in the Collection Account may be invested by, at the risk of, and for the benefit of, the Master Servicer in Permitted Investments which shall not be sold or disposed of prior to maturity. All such Permitted Investments shall be registered in the name of the Master Servicer (in its capacity as such and for the benefit of the Certificateholders) or its nominee. All income therefrom shall be the property of the Master Servicer. In addition, if the amounts in the Collection Account are invested for the benefit of the Master Servicer, the Master Servicer shall deposit on each Determination Date into such account out of its own funds an amount representing any net losses realized on Permitted Investments with respect to funds in such account for such Remittance Period.

          (c) The Master Servicer shall deposit the following amounts into the Collection Account pursuant to clause (b) above:

            (i) all payments on account of principal and Principal Prepayments, on the related Mortgage Loans;

           (ii) all payments on account of interest on the related Mortgage Loans, including default interest net of any portion thereof retained by the Master Servicer as its Servicing Fee;

          (iii) all Liquidation Proceeds, Excess Condemnation Proceeds and Excess Insurance Proceeds with respect to the related Mortgaged Properties;

           (iv) out of the Master Servicer's own funds, an amount representing net losses realized on Permitted Investments with respect to funds in the Collection Account;

            (v) any amounts representing Prepayment Premiums paid by the related Mortgagors;

           (vi) any amounts received from the Special Servicer pursuant to Section 6.06(d);

          (vii) any other amounts received from the Mortgagor with respect to the related Mortgage Loans; and

         (viii)     any  amounts received  from  the Special  Servicer  under
                    Section 6.07 hereof, other than REO Proceeds;

          but excluding (1) REO Proceeds which will be remitted to the
              ---------
Special Servicer for deposit into the REO Account within one Business Day after receipt and (2) amounts representing fees payable by Mortgagors with respect to Mortgage Loans which may be retained by the Master Servicer or remitted to the Special Servicer, as applicable, as additional servicing compensation hereunder.

          (d) Subject to Section 4.03(c), all funds deposited by the Master Servicer in the Collection Account maintained for the benefit of the Certificateholders shall be held for the benefit of the Certificateholders until disbursed or withdrawn in accordance herewith. Except as expressly permitted or required hereunder, the Master Servicer shall not sell, transfer or assign to any Person any interest (including any security interest) in amounts credited or to be credited to the Collection Account or take any action towards that end, and shall maintain such amounts free of all liens, claims and encumbrances of any nature.

          SECTION 4.03   Permitted Withdrawals from the Collection Account.

          (a) The Master Servicer may make withdrawals from the Collection Account of amounts on deposit therein attributable to the related Mortgage Loans for (without duplication) the following purposes in the following order of priority:

            (i) to recoup any amount deposited in the Collection Account and not required to be deposited therein;

           (ii) on each Remittance Date, from amounts representing payments by a Mortgagor of interest (or advances thereof) on the related Mortgage Loan or Liquidation Proceeds, Excess Insurance Proceeds and Excess Condemnation Proceeds with respect to a Mortgage Loan, to pay to itself the Master Servicing Fee;

          (iii) to reimburse the Fiscal Agent, the Trustee and itself, in that order, for unreimbursed P&I Advances from collections on the related Mortgage Loans, together with interest at the Advance Rate pursuant to Section 4.05 and
                    Section 7.04, the right to withdraw amounts pursuant to this subclause (iii) being limited to amounts on deposit in the Collection Account in respect of Liquidation Proceeds, Excess Insurance Proceeds and Excess Condemnation Proceeds with respect to such Mortgaged Property, and any other amounts received on the related Mortgage Loan that represent late recoveries of payments with respect to which such P&I Advances were made;

           (iv) for unreimbursed Servicing Advances incurred in connection with a Mortgage Loan or Mortgaged Property, together with interest at the Advance Rate pursuant to
                    Section 4.05, the right to withdraw amounts pursuant to this subclause (iv) being limited to amounts on deposit in such Collection Account in respect of Liquidation
                    Proceeds, Excess Insurance Proceeds and Excess Condemnation Proceeds with respect to such Mortgaged Property, and any other amounts received on the related Mortgage Loan that represent late recoveries of payments with respect to which such Servicing Advances were made;

            (v) on each Remittance Date, to pay to the Special Servicer the Special Servicing Fee, and from time to time, to pay to the Special Servicer the Disposition Fee;

           (vi) on each Remittance Date, to reimburse the Fiscal Agent, the Trustee, and itself, in that order, for accrued and unpaid interest at the Advance Rate on any reimbursed P&I Advances pursuant to Sections 4.05 and 7.04 made with respect to any Mortgage Loan from any amounts on deposit in the Collection Account, to the extent not otherwise offset by default interest collected on the related Mortgage Loan;

          (vii) on each Remittance Date, to reimburse the Fiscal Agent, the Trustee and itself, in that order, from any amounts on deposit in the Collection Account for (A) any unreimbursed Nonrecoverable Advance for which a Nonrecoverable Advance Certificate has been previously delivered or (B) any unreimbursed Servicing Advance for an expense the payment or reimbursement of which is not an obligation of the related Mortgagor under the terms of the related Mortgage Loan Documents, in each case, together with interest at the Advance Rate pursuant to
                    Section 4.05 and Section 7.04;

         (viii) to the extent not reimbursed or paid pursuant to any other clause of this Section 4.03(a), to reimburse or pay each Servicer, the Trustee, the Depositor and/or the Fiscal Agent for unpaid items incurred by or on behalf of such Person under this Agreement pursuant to which such Person is entitled to reimbursement or payment from the Trust Fund;

           (ix) on each Remittance Date, to pay itself any reinvestment income on amounts on deposit in such Collection Account to which it is entitled pursuant to Section 4.02(b);

            (x) on each Remittance Date, to make remittances to the Trustee pursuant to Section 4.04 hereof; and

           (xi) to clear and terminate such Collection Account upon termination of this Agreement.

          (b)  The  Master  Servicer   shall  keep   and  maintain   separate
accounting, on a Mortgage Loan-by-Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account and determining any shortfall or overpayment of any amounts due from or on behalf of any Mortgagor or Mortgaged Property. The Master Servicer shall pay to the Fiscal Agent, the Trustee or the Special Servicer from the Collection Account (to the extent permitted by clause (a) above) amounts permitted to be paid to the Fiscal Agent, the Trustee or the Special Servicer therefrom, promptly upon receipt of a certificate of a Responsible Officer of the Fiscal Agent or the Trustee or a Servicing Officer of the Special Servicer, as applicable, describing the item and amount to which the Fiscal Agent, the Trustee or the Special Servicer is entitled. The Servicer may rely conclusively on any such certificate and shall have no duty to recalculate the amounts stated therein.

          (c)  The Fiscal  Agent, the Trustee,  the Special Servicer  and the
Master Servicer shall in all cases have a right prior to the Certificateholders to any funds on deposit in the Collection Account from time to time for the reimbursement or payment of compensation, Advances with interest thereon at the Advance Rate and their respective expenses hereunder to the extent such items are to be reimbursed or paid from amounts on deposit in the Collection Account pursuant to this Agreement.

          (d) Notwithstanding any other provisions contained herein to the contrary, the reimbursement of any P&I Advances, together with interest thereon at the Advance Rate, shall be made in the following order: first, to the Fiscal Agent, second, to the Trustee and, third, to the Master Servicer.

          SECTION 4.04   Remittances to the Trustee.

          On each Remittance Date, the Master Servicer shall (1) withdraw from the Collection Account and remit to the Trustee, by wire transfer of immediately available funds to the Collection Account, all amounts on deposit in the Collection Account as of the close of business on the Determination Date prior to such Remittance Date, minus:
                                    -----

          (i)  any  permitted   charges  against  or  withdrawals  from  such
               Collection Account  pursuant to  clauses (i)  through (ix)  of
               Section 4.03(a) hereof; and

          (ii) any amounts on deposit in the Collection Account representing a Monthly Payment due on a Due Date following the Remittance Period for such Determination Date net of any reduction in the aggregate amount of P&I Advances for such Determination Date pursuant to Section 4.05(a) (which amounts shall be remitted pursuant to this Agreement on the Remittance Date immediately following the Remittance Period in which such Monthly Payment was due), and (2) remit to the Trustee any P&I Advances required to be made on or prior to such Remittance Date pursuant to Section 4.05(a).

          SECTION 4.05   Master Servicer Advances.

          (a) To the extent that as of the Determination Date for any month, the full amount of the Monthly Payment due in such month with respect to any Mortgage Loan has not been received by the Master Servicer, the Master Servicer shall, on the related Remittance Date, deposit into the Collection Account, an advance (a "P&I Advance") in an amount equal to the excess of such Monthly Payment over the amount received; provided, however, that notwithstanding anything herein to the contrary, the Master Servicer shall not be required to make a Nonrecoverable Advance and the Master Servicer shall not be required to make a P&I Advance with respect to a Balloon Payment. For purposes of the immediately preceding sentence, the Monthly Payment due on the Maturity Date for a Balloon Mortgage Loan will be the amount that would be due on such day based on the full amortization schedule used to calculate the prior Monthly Payments assuming a later Maturity Date. If the Master Servicer determines that a P&I Advance is required, it shall on or prior to such Remittance Date deposit in the Collection Account out of its own funds an amount equal to the P&I Advance; provided, however, that the aggregate amount of such P&I Advances for any Remittance Date shall be reduced by any amounts being held for future remittance to the Master Servicer pursuant to Section 4.04(a)(1)(ii). Any funds being held in the Collection Account for future distribution and so used shall be replaced by the Master Servicer from its own funds by deposit in the Collection Account on each future Remittance Date to the extent that funds in the Collection Account on such Remittance Date shall be less than payments to the Master Servicer required to be made on such date. If the Master Servicer determines with respect to any Mortgage Loan that a P&I Advance, if made, would constitute a Nonrecoverable Advance or that it has made a Nonrecoverable Advance, it shall deliver to the Trustee a Nonrecoverable Advance Certificate.

          (b) To the extent required by the terms of this Agreement, the Master Servicer shall make Servicing Advances from time to time; provided, however, that notwithstanding anything herein to the contrary, the Master Servicer shall not be required to make a Nonrecoverable Advance.

          (c) The Master Servicer shall determine whether amounts are available in the Collection Account or the escrow account to reimburse the Fiscal Agent, the Trustee or the Master Servicer for unreimbursed Advances made pursuant to this Agreement. The Master Servicer shall promptly (but in any event no later than ten (10) Business Days following receipt) withdraw all amounts necessary to make such reimbursement to the extent such withdrawals are permitted under Section 4.03(a), and shall reimburse the Fiscal Agent, the Trustee or itself.

          (d) The Master Servicer shall be entitled to interest on any Advance made with respect to a Mortgage Loan. Such interest shall accrue at the Advance Rate from the date on which such Advance was made to but not including any Business Day on which the Master Servicer is reimbursed for such Advance pursuant to this Agreement.

          (e) The Master Servicer shall not make any Advance hereunder prior to the time such Advance is required hereunder.

          SECTION 4.06   Maintenance of Insurance.

          (a) The Master Servicer shall in accordance with Accepted Servicing Practices cause the Mortgagor to maintain for each Mortgage Loan (other than REO Mortgage Loans), and if the Mortgagor does not so maintain, the Master Servicer shall cause to be maintained for each Mortgaged Property all insurance required by the terms of the related Mortgage Loan Documents; provided, however, that if the insurance in the amount required above is not available at a commercially reasonable cost, or the Trustee, as mortgagee, does not have an insurable interest, as determined by the Master Servicer in accordance with Accepted Servicing Practices, the Master Servicer shall not be required to maintain such policy. Subject to the preceding sentence, hazard insurance shall be maintained in the amount set forth in the related Mortgage Loan Documents but in any event in an amount at least equal to the replacement cost of the improvements which are a part of such property. Such insurance policies shall also provide coverage in amounts sufficient such that the insurance carrier would not deem the Mortgagor to be a co-insurer thereunder. All such policies shall provide for at least thirty days' prior written notice to the Master Servicer of any cancellation, reduction in the amount of, or material change in, the coverage provided thereunder. If at any time the Mortgaged Property is in a federally designated special flood hazard area, the Master Servicer shall cause the related Mortgagor to maintain or will itself obtain flood insurance in respect thereof to the extent available at a commercially reasonable cost. Such flood insurance shall be in an amount equal to the lesser of (x) the unpaid principal balance of the related Mortgage Loan and (y) the greater of (1) the maximum amount of such insurance required by the terms of the related Mortgage Note or Mortgage and (2) the maximum amount of such insurance that is available for the related  Mortgaged  Property  under  the  national  flood  insurance  program
(assuming that the area in which such Mortgaged Property is located is participating in such program). Any cost incurred in maintaining any insurance required pursuant to this subsection (a) shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit but such cost shall be paid by the Master Servicer as a Servicing Advance and shall be reimbursed as provided in this Agreement. The Master Servicer shall arrange
for  the  application   of   all   such   insurance   proceeds  (i)  to  the
restoration or repair of the related Mortgaged Property, (ii) to prepay in whole or in part the outstanding principal amount of the related Mortgage Note or (iii) to be released to the related Mortgagor, as the case may be, in all cases in accordance with the express requirements of the applicable Mortgage Loan Documents. To the extent the applicable Mortgage Loan Documents require the delivery of appraisals, engineer's reports, architect's disbursement certificates or other documents or instruments before any such insurance proceeds are applied, the Master Servicer shall obtain and verify the same and any costs so incurred shall be deemed to be a Servicing Advance and shall be reimbursed as provided in this Agreement. If such insurance proceeds are to be applied to restoration or repair of the related Mortgaged Property or are to be released to the related Mortgagor, the Master Servicer shall deliver to the Trustee prior to such application or release a certificate of a Servicing Officer of the Master Servicer in reasonable detail specifying the purposes to which such proceeds are to be applied and the account or Person to which they are to be transferred.

          (b) If the Master Servicer or the Special Servicer, as applicable, causes any Mortgaged Property or REO Property to be covered by a master force placed insurance policy, which policy is issued by a Qualified Insurer and provides no less coverage in scope and amount for such Mortgaged Property or REO Property than the insurance required to be maintained pursuant to Section 4.06(a), the Master Servicer or Special Servicer shall conclusively be deemed to have satisfied its obligations to maintain insurance pursuant to Section 4.06(a). Such policy may contain a deductible clause, in which case the Master Servicer or Special Servicer, as applicable, shall, in the event that
(i) there shall not have been maintained on the related Mortgaged Property or REO Property a policy otherwise complying with the provisions of Section 4.06(a), and (ii) there shall have been one or more losses which would have been covered by such a policy had it been maintained, immediately deposit into the Collection Account from its own funds the amount not otherwise payable under such policy because of such deductible to the extent that any such deductible exceeds the deductible limitation that pertained to the related Mortgage Loan, or, in the absence of any such deductible limitation, the deductible limitation which is consistent with Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable. In the event that either Servicer shall cause any Mortgaged Property or REO Property to be covered by such a master force placed insurance policy, the incremental costs of such insurance applicable to such Mortgaged Property or REO Property (i.e., other than any minimum or standby premium payable for such policy whether or not any Mortgaged Property or REO Property is covered thereby) shall be paid by the Master Servicer as a Servicing Advance.

          SECTION 4.07   Enforcement of "Due-on-Sale" Clauses;
                         Assumption Agreements.

          (a) To the extent any Mortgage Loan contains an enforceable "due-on-sale" or "due-on-encumbrance" clause, the Master Servicer shall enforce such clause unless the Master Servicer determines in accordance with Accepted Servicing Practices that it would be in the best interest of the Certificateholders to waive any such clause. If the Master Servicer is unable to enforce any such "due-on-sale" clause or if no "due-on-sale" clause is applicable or the Master Servicer determines that such clause should be waived, the Master Servicer shall enter into an assumption agreement with the Person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, to the extent permitted by applicable state Law and the related Mortgage, the Mortgagor remains liable thereon. The Master Servicer is also authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as the Mortgagor and becomes liable under the Mortgage Note; provided, however, that such substitute Mortgagor must satisfy the requirements set forth in the related Mortgage Loan Documents or the underwriting requirements customarily imposed by the Master Servicer's Accepted Servicing Practices as a condition to approval of a borrower on a new mortgage loan substantially similar to such Mortgage Loan.

          (b) To the extent any Mortgage Loan contains a clause granting a right of assumption to a qualified substitute Mortgagor upon the sale, conveyance or transfer of the related Mortgaged Property, the Master Servicer shall enter into an assumption agreement with such qualified substitute Mortgagor, pursuant to which such substitute Mortgagor becomes liable under the Mortgage Note. If any Person other than the Mortgagor has, pursuant to the related Mortgage Loan Documents, undertaken to indemnify the mortgagee and, in connection with an assumption of the type referred to in the preceding sentence, the related Mortgage Loan Documents permit a substitution of such third-party indemnitor by a qualified substitute indemnitor, the Master
Servicer shall enter into an assumption of liability agreement with such qualified substitute indemnitor, pursuant to which such substitute indemnitor becomes liable under the relevant indemnification obligations. The Master Servicer is also authorized to enter into a substitution of liability agreement with such substitute Mortgagor, pursuant to which the original Mortgagor is released from liability and such substitute Mortgagor is substituted as the Mortgagor and becomes liable under the Mortgage Note; provided, however, that such substitute Mortgagor must satisfy the requirements set forth in the related Mortgage Loan Documents or the underwriting requirements customarily imposed by the Master Servicer's regular commercial mortgage loan origination standards or Accepted Servicing Practices as a condition to approval of a borrower on a new mortgage loan substantially similar to such Mortgage Loan.

          (c)  The  Master Servicer  shall  retain  as  additional  servicing
compensation  any   fee  collected  for   entering  into  an   assumption  or
substitution of liability agreement.

          (d) In connection with any assumption under this Section 4.07, no material term of the Mortgage Note (including, but not limited to, the Mortgage Interest Rate, the amount of the Monthly Payment, any interest rate floor or cap applicable to the calculation of the Mortgage Interest Rate and any other term affecting the amount or timing of payment on the Mortgage
Loan) may be changed. The Master Servicer shall forward to the Trustee the original substitution or assumption agreement.

          (e) Notwithstanding the foregoing or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any conveyance by a Mortgagor of a Mortgaged Property or any assumption of a Mortgage Loan by operation of Law that the Master Servicer in good faith determines it may be restricted by Law from preventing.

          SECTION 4.08   Property Inspections.

          The Master Servicer shall inspect or cause to be inspected each Mortgaged Property and shall verify and deliver to the Trustee a copy of a property inspection report consistent with Accepted Servicing Practices; provided that (i) each Mortgaged Property securing a Mortgage Loan with an
--------
outstanding principal balance in excess of $1,000,000 shall be inspected and such a property inspection report shall be delivered to the Trustee at least once a year, (ii) each Mortgaged Property securing a Mortgage Loan with a principal balance in excess of $100,000 and less than or equal to $1,000,000 shall be inspected and such a property inspection report shall be delivered to the Trustee at least once every two years, and (iii) each Mortgaged Property securing a Mortgage Loan with an outstanding principal less than or equal to $100,000 shall be inspected as necessary or upon notice of any adverse event occurring with the property, and such a property inspection report shall be delivered to the Trustee. The Master Servicer shall prepare a summary of such inspection reports and deliver such summary to each Rating Agency.

          SECTION 4.09   Reports of Master Servicer.

          (a) The Master Servicer shall prepare, or cause to be prepared, and deliver to the Trustee in an electronic format agreed to by the Trustee and the Master Servicer and consistent with Accepted Servicing Practices, not later than the fourth (4th) Business Day immediately preceding each Distribution Date, a copy of a Remittance Report. Such report shall be in respect of the related Remittance Period on a Mortgage Loan-by-Mortgage Loan basis to the extent applicable.

          (b) The Master Servicer shall prepare and deliver to the Trustee a copy of the Collection Account reconciliation report in a form agreed to by the Master Servicer and the Trustee on or prior to the fifteenth day of each calendar month.

          (c)  (RESERVED)

          (d)  The  Master   Servicer  shall   prepare  and   distribute  all
information statements relating to payments on the Mortgage Loans in accordance with all applicable federal and state laws and regulations.

          (e) The Master Servicer shall provide the Trustee with any reasonable information needed by the Trustee which is consistent with Accepted Servicing Practices with respect to the Mortgage Loans in order to allow the Trustee to comply with its obligations under this Agreement and shall provide the Special Servicer with any reasonable information needed by the Special Servicer which is consistent with Accepted Special Servicing Practices with respect to Specially Serviced Mortgage Loans and REO Mortgage Loans in order to allow the Special Servicer to comply with its obligations hereunder pursuant to Article VI.

          (f) The Master Servicer shall proceed diligently to collect all reports and other information required to be prepared and delivered by the Mortgagor pursuant to the terms of the related Mortgage Loan Documents (including, but not limited to, rent rolls) and shall forward copies of such information to the Trustee periodically as such information from Mortgagor is received or as otherwise directed by the Trustee.

          SECTION 4.10   Confirmation of Balloon Payment.

          The Master Servicer shall send a letter by first class mail to each Mortgagor on a Balloon Mortgage Loan at least six (6) months and at least three (3) months prior to the related Maturity Date reminding such Mortgagor of such Maturity Date and requesting that not later than sixty (60) days prior to such Maturity Date such Mortgagor confirm in writing that the payment due on such Maturity Date will be made on such date and describe in reasonable detail any arrangements made or to be made with regard to the payment of such Balloon Payment.

          SECTION 4.11   Master Servicer Compensation.

          The Master Servicer shall be entitled to a per annum fee (the "Master Servicing Fee"), with respect to each Mortgage Loan, that shall be equal to one twelfth of the product of (a) the Master Servicing Fee Rate and
(b) the Stated Principal Balance of such Mortgage Loan as of the Due Date in the preceding calendar month. The Master Servicing Fee is payable to the extent permitted by Section 4.03 hereof. The Master Servicer shall also be entitled to receive as additional servicing compensation (i) all investment income earned on amounts on deposit in the Mortgagor escrow, impound or reserve accounts (to the extent consistent with applicable law and the related Mortgage Loan Documents) and the Collection Account, (ii) all amounts collected with respect to the Mortgage Loans (that are not Specially Serviced Mortgage Loans) in the nature of late payment charges, late fees, NSF check charges (including with respect to Specially Serviced Mortgage Loans), extension fees, modification fees, assumption fees, and similar fees and charges, and (iii) any Prepayment Interest Excess (to the extent not offset against any Prepayment Interest Shortfall in accordance with Section 4.12).

          SECTION 4.12   Adjustment of Master Servicer's Compensation.

          Notwithstanding anything set forth in this Article, the Master Servicing Fee for the period ending on a Distribution Date shall be reduced (but not below zero) by an amount equal to any excess of any Prepayment Interest Shortfall over any Prepayment Interest Excess for such Distribution Date. The Master Servicer shall be entitled to retain on any Distribution Date any excess of any Prepayment Interest Excess for such Distribution Date over any Prepayment Interest Shortfall for such Distribution Date.

          SECTION 4.13 Implementation of Operations and Maintenance Plans; ICII Representation and Warranty Agreement.

          (a) To the extent an operations and maintenance plan is required to be established and executed pursuant to the terms of the related Mortgage Loan Documents, the Master Servicer shall use reasonable efforts to enforce any such plans in accordance in with the terms of the Mortgage Loan Document.

          (b) The Master Servicer shall cooperate with the Trustee in connection with the enforcement of the ICII Representation and Warranty Agreement.

                                  ARTICLE V

                                  (RESERVED)


                                  ARTICLE VI

                     OBLIGATIONS OF THE SPECIAL SERVICER

          SECTION 6.01   The Special Servicer.

          (a) The Special Servicer, as independent contract servicer, shall service and administer the Specially Serviced Mortgage Loans and REO Property on behalf of and in the best interests of and for the benefit of the Certificateholders in accordance with this Agreement and Accepted Special Servicing Practices. In the event that a Mortgage Loan becomes a Specially Serviced Mortgage Loan, subject to the provisions contained in this Article VI, the Master Servicer shall continue to collect all Monthly Payments called for under the terms and provisions of the Mortgage Loan in accordance with
Section 4.02, except as otherwise directed by the Special Servicer and agreed to by the Master Servicer in writing.

          SECTION 6.02   Transfer to Special Servicing.

          (a) The Master Servicer shall notify the Special Servicer as promptly as practicable by telephone and in an electronic format reasonably acceptable to the Master Servicer after it becomes aware of the occurrence of a Servicing Transfer Event.

          (b) Unless the Master Servicer and the Special Servicer with respect to a Mortgage Loan are the same Person, promptly after the occurrence of a Servicing Transfer Event, the Master Servicer shall send a letter by first class mail (with a copy to the Special Servicer) notifying the related Mortgagor that the related Mortgage Loan has become a Specially Serviced Mortgage Loan and instructing such Mortgagor to direct all future notices and communications to the Special Servicer but to continue making Monthly Payments to the Master Servicer unless otherwise directed by the Special Servicer in writing and agreed by the Master Servicer.

          (c) Not later than five (5) Business Days after the occurrence of a Servicing Transfer Event, the Master Servicer shall use its best efforts to provide the Special Servicer with copies of all information, documents and records (including records stored electronically on computer tapes, magnetic disks and the like) in its possession relating to each Mortgage Loan with respect to which notice is required to be delivered pursuant to clause (a) above. The Master Servicer and the Special Servicer shall take all other actions necessary or appropriate to effect a transfer of servicing pursuant to this Section 6.02 or Section 6.10, including but not limited to the preparation, execution and delivery of any and all necessary or appropriate documents and other instruments, and will cooperate fully with each other in effecting such transfer as promptly as possible. Servicing of a Mortgage Loan shall be automatically transferred to the Special Servicer on the Servicing Transfer Date.

          (d) Following the related Servicing Transfer Date, the Master Servicer shall not have any further dealings or communications with the related Mortgagor except as administrator of the Collection Account and the escrow, impound or reserve accounts. The Master Servicer shall maintain up-to-date information on each Mortgage Loan which becomes a Specially Serviced Mortgage Loan in order to properly administer the Collection Account and the escrow, impound or reserve accounts, to enable it to resume all servicing obligations with respect to a Mortgage Loan which ceases to be a Specially Serviced Mortgage Loan as promptly as possible pursuant to Section 6.10 and to provide any reports required under Article IV. The Special Servicer shall promptly provide to the Master Servicer all information available to the Special Servicer and not available to the Master Servicer necessary to maintain such up-to-date information.

          (e) Promptly after the Servicing Transfer Date, the Special Servicer shall send a letter by first class mail hereto notifying the related Mortgagor that servicing has been transferred to the Special Servicer.

          (f)  (RESERVED)

          (g) Following the occurrence of a Servicing Transfer Date with respect to any Mortgage Loan, the Special Servicer shall service the related Specially Serviced Mortgage Loan and REO Property in accordance with this Agreement.

          SECTION 6.03   Servicing of Specially Serviced Mortgage Loans.

          (a) Following the occurrence of a Servicing Transfer Event, the Special Servicer shall request from the Trustee the name of the current Directing Certificateholder. The Trustee shall notify the Special Servicer of the identity of the current Directing Certificateholder upon request. Upon receipt of the name of such current Directing Certificateholder from the Trustee, the Special Servicer shall notify the Directing Certificateholder of the occurrence of such Servicing Transfer Event. Servicing Officers of the Special Servicer shall, at the request of the Directing Certificateholder, be reasonably available during regular business hours to discuss with such Certificateholder objectives and strategies with respect to the Specially Serviced Mortgage Loans and REO Properties.

          (b) Subject to Section 6.03(c) below and Accepted Special Servicing Practices, in servicing and administering any
Specially Serviced Mortgage Loan or REO Property, the Special Servicer shall have full power and authority to do any and all things in connection with such servicing and administration that it may deem in its best judgment necessary or advisable including, without limitation, to execute and deliver on behalf of the Trustee and the Certificateholders any and all instruments of satisfaction or cancellation or of partial release or full release or discharge and all other comparable instruments with respect to such Specially Serviced Mortgage Loan or such REO Mortgage Loan or to agree to any modification, waiver or amendment of any term and to defer, reduce or forgive payment of interest and/or principal of any such Specially Serviced Mortgage Loan. The Special Servicer may not extend the scheduled maturity date of any Specially Serviced Mortgage Loan to a date later than three years prior to the Assumed Final Distribution Date. The Special Servicer may from time to time request in writing any powers of attorney and other documents necessary or appropriate to enable the Special Servicer to carry out its servicing and administrative duties hereunder. If it shall make such written request, the Special Servicer shall prepare for signature by the Trustee, and the Trustee shall sign any such powers of attorney or other documents necessary or appropriate to carry out such duties hereunder; provided, however, that the Trustee shall not be held liable for any misuse of any such power of attorney by the Special Servicer. In addition to the duties and obligations set forth in this Article VI, the Special Servicer shall assume the rights and obligations of the Master Servicer set forth in (i) Section 4.07 of this Agreement with respect to any Specially Serviced Mortgage Loan (but not any liabilities incurred by the Master Servicer prior to the related Servicing Transfer Date) and (ii) Section 4.06 with respect to REO Properties. Any insurance required to be maintained by the Special Servicer with respect to REO Properties pursuant to this Section and any such Section 4.06 shall be maintained with Qualified Insurers.

          (c) No later than sixty (60) days after a Servicing Transfer Date for a Mortgage Loan, the Special Servicer shall deliver to the Trustee, the Master Servicer, each Rating Agency and the Directing Certificateholder a report (the "Asset Strategy Report"), with respect to such Mortgage Loan and
             ---------------------
the related Mortgaged Property. Such Asset Strategy Report shall set forth the following information to the extent reasonably determinable:

            (i) summary of the status of such Specially Serviced Mortgage Loan and any negotiations with the related Mortgagor;

           (ii) consideration of alternatives to the exercise of remedies (such as forbearance relief, modification of the terms and conditions of such Mortgage Loan, disposition of the Specially Serviced Mortgage Loan or the related Mortgaged Property and application of the proceeds of such disposition to the outstanding principal balance of such Mortgage Loan and interest thereon, or abandonment of the related Mortgaged Property);

          (iii) a discussion of the probable time frames and estimated amount of any related Servicing Advances applicable to each of the alternatives referred to above;

           (iv) a discussion of the legal and environmental considerations reasonably known to the Special Servicer, consistent with the Accepted Special Servicing Practices, that are applicable to the exercise of remedies as aforesaid and to the enforcement of any related guaranties or other collateral for the related Mortgage Loan and a recommendation as to whether outside legal counsel should be retained;

            (v)     estimated  budgets  for any  operating  or capital  funds
                    expected  to  be  required  for   the  related  Mortgaged
                    Property;

           (vi) the most current rent roll available for and any strategy for the leasing or releasing of the related Mortgaged Property;

          (vii) the Special Servicer's analysis and recommendations (which will include a discussion of alternative courses of action and a comparison of the probable benefits and detriments of each alternative course of action) on how such Specially Serviced Mortgage Loan might be returned to performing status and returned to the Master Servicer for regular servicing under Article IV of this Agreement or otherwise realized upon; and

         (viii) such other information as the Special Servicer deems relevant in light of the Accepted Special Servicing Practices.

          If within ten (10) Business Days of receiving an Asset Strategy Report, the Directing Certificateholder does not disapprove such Asset Strategy Report in writing, the Special Servicer shall implement the recommended action as outlined in such Asset Strategy Report; provided, however, that notwithstanding anything herein to the contrary the Special Servicer may not take and shall not be required to take any action that is contrary to applicable Law or the terms of the applicable Mortgage Loan
Documents.   If  the  Directing  Certificateholder  disapproves  such  Asset
Strategy Report, the Special Servicer will revise such Asset Strategy Report and deliver to the Trustee, the Directing Certificateholder, the Master Servicer and the Rating Agencies a new Asset Strategy Report as
soon as practicable.   The Special Servicer shall revise such Asset Strategy
Report as described  above in this  Section  6.03(c)  until   the  Directing
Certificateholder  shall   fail  to disapprove  such revised  Asset Strategy
Report in  writing within  ten (10) Business Days of receiving  such revised
Asset  Strategy  Report.   The  Special  Servicer  may, from  time  to time,
modify any Asset Strategy Report it has previously delivered and implement such report, provided such report shall have been prepared, reviewed
and not rejected pursuant to the  terms of  this  Section.   Notwithstanding
the foregoing, the Special Servicer (i) may following the occurrence of an extraordinary event with respect to the related Mortgaged Property, take any action set forth in such Asset Strategy Report before the expiration of a ten (10) Business Day period if the Special Servicer has reasonably determined that failure to take such action would materially and adversely affect the interest of the Certificateholders and it has made a reasonable effort to contact the Directing Certificateholder and (ii) in any case, shall determine whether such disapproval is not in the best interest of all the Certificateholders pursuant to Accepted Special Servicing Practices. Upon making such determination, the Special Servicer shall either implement the Asset Strategy Report or notify the Trustee of such rejection and deliver to the Trustee a proposed notice to Certificateholders which shall include the Asset Strategy Report, and the Trustee shall send such notice to all Certificateholders (or, to the extent known to the Trustee, Certificate Owners). If the majority of such Certificateholders (including Certificate Owners), as determined by Certificate Balance, fail within five
(5) days of the Trustee's sending such notice to reject such Asset Strategy Report, the Special Servicer shall implement the same. If the Asset Strategy Report is rejected by the Certificateholders, the Special Servicer shall revise such Asset Strategy Report as described above in this Section 6.03(c). The Trustee shall be entitled to be reimbursed by the Trust Fund for the reasonable expenses of providing such notices.

          (d) The Special Servicer shall have the authority to meet with the Mortgagor for any Specially Serviced Mortgage Loan and take such actions consistent with Accepted Special Servicing Practices and the related Asset Strategy Report. The Special Servicer shall not take any action inconsistent with the related Asset Strategy Report.

          (e) Upon request of any Certificateholder (or any Certificate Owner, if applicable, which shall have provided the Trustee with evidence satisfactory to the Special Servicer and the Trustee of its interest in a Certificate pursuant to Section 11.04) or any Rating Agency, the Trustee shall mail, without charge, to the address specified in such request a copy of the most current Asset Strategy Report for any Specially Serviced Mortgage Loan or REO Property.

          (f) The Special Servicer shall not acquire any personal property on behalf of the Trust Fund pursuant to this Agreement unless either:

            (i) such personal property is incident to real property (within the meaning of Section 856(e)(1) of the Code) so acquired by the Special Servicer; or

           (ii) the Special Servicer shall have obtained an Opinion of Counsel (at the expense of the Trust Fund) to the effect that the holding of such personal property by the Trust Fund will not cause the imposition of a tax on the Trust Fund under the REMIC Provisions or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.

          SECTION 6.04   Management of REO Property.

          (a) The Special Servicer, on behalf of the Trust Fund, shall use best efforts to sell any REO Property within two years after the Trust Fund acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the Code, unless the Special Servicer (i) obtains for the Trustee an Opinion of Counsel (at the expense of the Trust Fund), addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to the second anniversary of such acquisition will not result in the imposition of taxes on "prohibited transactions" of REMIC I, REMIC II and REMIC III as defined in Section 860F of the Code or cause REMIC I, REMIC II and REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding; or (ii) on behalf of the Trust Fund, has applied for and received an extension of such two-year period pursuant to Sections 856(e)(3) and 860G(a)(8)(A) of the Code, in which case the Special Servicer shall sell such REO Property within the applicable extension period. The Special Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by REMIC I, REMIC II and REMIC III of any "income from non-permitted assets" within the meaning of
Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions (except for any such net income resulting from the operation or management of a trade or business or such REO Property which was conducted immediately prior to the Trust Fund's acquisition of such REO Property). Subject to the foregoing, the Special Servicer shall solicit offers for any REO Property in such manner as will be reasonably likely to realize a fair price for such REO Property. The Special Servicer may retain an Independent contractor to manage and operate such property; provided, however, that any such retention will not relieve the Special Servicer of any of its obligations with respect to the management and operation of such Mortgaged Property.

          (b)  The Special Servicer shall not:

            (i) permit the Trust Fund to enter into, renew or extend any new lease with respect to any REO Property, if the new lease by its terms will give rise to any income that does not constitute Rents from Real Property;

           (ii) permit any amount to be received or accrued under any new lease other than amounts that will constitute Rents from Real Property;

          (iii) authorize or permit any construction on any REO Property, other than the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related Mortgage Loan became imminent, all within the meaning of Section 856(e)(4)(B) of the Code; or

           (iv) Directly Operate, or allow any other Person to Directly Operate, any REO Property on any date more than 90 days after its Acquisition Date;

unless, in any such case, the Special Servicer has obtained an Opinion of Counsel (at the expense of the Trust Fund) to the effect that such action will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code at any time that it is held by REMIC I, REMIC II and REMIC III, in which case the Special Servicer may take such actions as are specified in such Opinion of Counsel.

          (c) Any REO Property acquired by the Special Servicer hereunder shall be acquired in the name of the Trustee for the benefit of the Certificateholders.

          SECTION 6.05   Sale of REO Property and Specially Serviced Mortgage
                         Loans.

               Subject to terms of the related Asset Strategy Report, to the extent the conditions, procedures or requirements set forth therein are more restrictive or exacting than those set forth below, each Special Servicer agrees as follows:

          (a) The Special Servicer may purchase any Defaulted Mortgage Loan or any REO Property (in each case at the Purchase Price therefor). The Special Servicer may also offer to sell to any Person any Defaulted Mortgage Loan or any REO Property, if and when the Special Servicer determines, consistent with Accepted Special Servicing Practices that such a sale would be in the best economic interests of the Trust Fund. The Special Servicer shall give the Trustee and the Master Servicer not less than five Business Days' prior written notice of the Purchase Price and its intention to (i) purchase any Defaulted Mortgage Loan or REO Property at the Purchase Price therefor or (ii) sell any Defaulted Mortgage Loan or REO Property, in which case the Special Servicer shall accept the highest offer received from any Person for any Defaulted Mortgage Loan or any REO Property in an amount at least equal to the Purchase Price therefor.

          In the absence of any such offer, the Special Servicer shall accept the highest offer received from any Person that is determined by the Special Servicer to be a fair price for such Defaulted Mortgage Loan or REO Property, if the highest offeror is a Person other than an Interested Person, or if such price is determined to be such a price by the Trustee, if the highest offeror is an Interested Person. Notwithstanding anything to the contrary herein, neither the Trustee, in its individual capacity, nor any of its Affiliates may make an offer for or purchase any Defaulted Mortgage Loan or any REO Property pursuant hereto.

          The Special Servicer shall not be obligated by either of the foregoing paragraphs or otherwise to accept the highest offer if the Special Servicer determines, in accordance with Accepted Special Servicing Practices, that rejection of such offer would be in the best interests of the Certificateholders. In addition, the Special Servicer may accept a lower offer if it determines, in accordance with Accepted Special Servicing Practices, that acceptance of such offer would be in the best interests of the Certificateholders (for example, if the prospective buyer making the lower offer is more likely to perform its obligations, or the terms offered by the prospective buyer making the lower offer are more favorable).

          (b) In determining whether any offer received from an Interested Person represents a fair price for any Defaulted Mortgage Loan or any REO Property, the Trustee and the Special Servicer may conclusively rely on the opinion of an Independent appraiser or other Independent expert in real estate matters retained by the Trustee at the expense of the Trust Fund. In determining whether any offer constitutes a fair price for any Defaulted Mortgage Loan or any REO Property, the Special Servicer or the Trustee (or, if applicable, such appraiser) shall take into account, and any appraiser or other expert in real estate matters shall be instructed to take into account, as applicable, among other factors, the period and amount of any delinquency on the affected Defaulted Mortgage Loan, the physical condition of the related Mortgaged Property or such REO Property, the state of the local economy and the Trust Fund's obligation to comply with REMIC Provisions.

          (c) Subject to Accepted Special Servicing Practices, the Special Servicer shall act on behalf of the Trust Fund in negotiating and taking any other action necessary or appropriate in connection with the sale of any Defaulted Mortgage Loan or REO Property, including the collection of all amounts payable in connection therewith. Any sale of a Defaulted Mortgage
Loan or any REO Property shall be without recourse to, or representation or warranty by, the Trustee, the Depositor, the Mortgage Loan Seller, any Servicer, or the Trust Fund (except that any contract of sale and assignment and conveyance documents may contain customary warranties of title, so long as the only recourse for breach thereof is to the Trust Fund) and, if consummated in accordance with the terms of this Agreement, none of the Servicers, the Depositor, the Mortgage Loan Seller, nor the Trustee shall have any liability to the Trust Fund or any Certificateholder with respect to the purchase price therefor accepted by the Special Servicer or the Trustee.

          (d) The proceeds of any sale after deduction of the expenses of such sale incurred in connection therewith shall be promptly deposited into the Collection Account.

          SECTION 6.06   REO Account; Collection of REO Proceeds.

          (a) The Special Servicer shall establish or cause to be established, and hereby agrees to maintain or cause to be maintained for the duration of this Agreement for each REO Mortgage Loan, an REO Account into which all related REO Proceeds shall be deposited as and when received. Each of the Special Servicer's REO Account shall be an Eligible Account.

          (b) All funds deposited by the Special Servicer in any REO Account maintained hereunder shall be held for the benefit of the Certificateholders until disbursed or withdrawn in accordance herewith. Funds in such REO Account shall not be commingled with any other moneys. The Special Servicer shall, within five (5) Business Days of the establishment thereof, notify the Master Servicer and the Trustee in writing of the location and the account number of the REO Account established by the Special Servicer for the Mortgage Loans and shall give the Trustee and the Master Servicer written notice of any change of such location or account number on or prior to the date of such change.

          (c) Funds in an REO Account may be invested by, at the risk of, and for the benefit of, the Special Servicer in Permitted Investments which shall not be sold or disposed of prior to maturity. All such Permitted Investments shall be registered in the name of the Special Servicer (in its capacity as such and for the benefit of the Certificateholders) or its nominee. All income therefrom shall be the property of the Special Servicer. In addition, if the amounts in any REO Account are invested for the benefit of the Special Servicer, the Special Servicer shall deposit on each Determination Date into such REO Account out of its own funds an amount representing any net losses realized on the Permitted Investments with respect to funds in such REO Account for such Remittance Period.

          (d) The Special Servicer shall deposit or cause to be deposited any REO Proceeds into the applicable REO Account within one Business Day after receipt. The Special Servicer shall withdraw therefrom funds necessary for the proper operation, management, and maintenance of any REO Property, including any Property Protection Expenses. To the extent such REO Proceeds are insufficient for the purposes set forth in the preceding sentence, the Master Servicer shall make a Servicing Advance for the amount of such shortfall. The Special Servicer shall remit to the Master Servicer for deposit into the Collection Account on a monthly basis prior to the related Remittance Date the REO Proceeds collected with respect to the related REO Property, net of withdrawals made by the Special Servicer pursuant to this
Section 6.06(d); provided, that for the purpose of determining the amount of any such remittance, the Special Servicer may retain in such REO Account reasonable reserves for Property Protection Expenses.

          (e) Except as expressly permitted or required hereunder, the Special Servicer shall not sell, transfer or assign to any Person any interest (including any security interest) in amounts credited or to be credited to any REO Account or take any action towards that end, and shall maintain such amounts free of all liens, claims and encumbrances of any nature.

          SECTION 6.07   Remittances to Master Servicer.

          Any collections received in respect of a Mortgage Loan, other than REO Proceeds, shall be remitted to the Master Servicer within one Business Day of receipt for deposit into the Collection Account established and maintained by the Master Servicer for the duration of this Agreement pursuant to Section 4.02 of this Agreement.

          SECTION 6.08 Specially Serviced Mortgage Loan Status Reports and Other Reports.

          (a) The Special Servicer shall prepare, or cause to be prepared, and deliver to the Master Servicer, the Trustee and the Rating Agencies, via facsimile (with a hard copy sent on the same day by first-class mail and in electronic format reasonably acceptable to the Master Servicer, the Rating Agencies and the Trustee and consistent with Accepted Special Servicing Practices) not later than the fourth (4th) Business Day immediately preceding each Distribution Date, a copy of a Specially Serviced Mortgage Loan and REO Property status report in a form agreed to by the Master Servicer and the Trustee (the "Specially Serviced Mortgage Loan Status Report"), with respect to each Specially Serviced Mortgage Loan and REO Mortgage Loan, respectively. In addition, upon the occurrence of a Collateral Value Adjustment Event or Liquidation Event from which a Collateral Value Adjustment, Realized Loss or Collateral Value Adjustment Reduction Amount has resulted, the Special Servicer shall prepare, or cause to be prepared, and deliver to the Master Servicer, the Trustee and each Rating Agency, via facsimile (with a hard copy sent on the same day by first-class mail or in electronic format reasonably acceptable to the Master Servicer and consistent with Accepted Special Servicing Practices) not later than the fourth (4th) Business Day immediately preceding each Distribution Date, an Officers' Certificate setting forth (i) the event which gave rise to such Collateral Value Adjustment or Realized Loss and (ii) the amount of such Collateral Value Adjustment, Realized Loss or Collateral Value Adjustment Reduction Amount.

          (b) On or prior to the fifteenth day of each calendar month the Special Servicer shall validate and deliver to the Master Servicer a copy of the bank statement for the prior calendar month related to each REO Account and an REO Account reconciliation report in the form mutually agreed to by the Master Servicer and Trustee showing for the period from the day after the second preceding Remittance Date through the immediately preceding Remittance Date (or since the related Servicing Transfer Date, in the case of the first of such reports), the aggregate of deposits into and withdrawals from such funds or accounts in accordance with this Agreement.

          (c) Upon prior request of a Rating Agency or written request of the Master Servicer, the Trustee, or the Depositor, the Special Servicer shall prepare such other reasonable reports as may be requested in writing thereby. The Special Servicer shall be entitled to charge a reasonable fee reflecting the internal and external costs to the Special Servicer of preparing such other reports (except that no charges will be assessed for costs of such reports requested by a Rating Agency) and such fee shall be paid by the Master Servicer to the Special Servicer as a Servicing Advance pursuant to this Agreement.

          SECTION 6.09   Environmental Considerations.

          (a) The Special Servicer shall not obtain title for the Trust Fund to a Mortgaged Property as a result or in lieu of foreclosure or otherwise, nor shall otherwise acquire possession of, or take other action with respect to, any Mortgaged Property, if, as a result of any such action, the Trust Fund, the Trustee, the Master Servicer, the Special Servicer or the Certificateholders would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of the Comprehensive Environmental
Response, Compensation and Liability Act of 1980, as amended from time to time, or any applicable comparable federal, state or local law, or a "discharger" or "responsible party" thereunder, unless the Special Servicer has also previously determined, in accordance with Accepted Special Servicing Practices, based on a "Phase I", and, if applicable, a "Phase II" environmental site assessment report prepared by a Person who regularly conducts environmental audits as determined by such Special Servicer in a manner consistent with Accepted Special Servicing Practices, that:

            (i) such Mortgaged Property is in compliance with applicable Environmental Laws or, if not, that taking such actions as are necessary to bring the Mortgaged Property in compliance therewith is reasonably likely to produce a greater recovery on a net present value basis, after taking into account any risks associated therewith, than not taking such actions; and

           (ii) there are no circumstances present on such Mortgaged Property relating to the use, management, storage or disposal of any Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any Environmental Law, or that, if any such Hazardous Materials are present for which such action could be required, taking such actions with respect to the affected Mortgaged Property is reasonably likely to produce a greater recovery on a net present value basis, after taking into account any risks associated therewith, than not taking such actions; and

if the Special Servicer has so determined based on satisfaction of the criteria in clauses (i) and (ii) above that it would be in the best economic interest of the Certificateholders to take any such actions, the Special Servicer has notified the Trustee and the Master Servicer in writing of such proposed action. The Special Servicer shall provide a copy of the report described in the preceding sentence to the Trustee, the Master Servicer and the Directing Certificateholder. If within ten (10) Business Days of receiving such recommendation, the Directing Certificateholder does not disapprove such recommendation in writing the Special Servicer shall implement the recommended action. If the Directing Certificateholder disapproves such recommendation, the Special Servicer shall revise such recommendation and deliver to the Trustee, the Directing Certificateholder and the Master Servicer a new recommendation as soon as practicable. The Special Servicer shall revise such recommendation as described above in this
Section 6.09(a) until the Directing Certificateholder shall fail to disapprove such revised recommendation in writing within ten (10) Business Days of receiving such revised recommendation. Notwithstanding the foregoing, the Special Servicer (i) may, following the occurrence of an extraordinary event with respect to the related Mortgaged Property, take any action it has recommended before the expiration of a ten (10) Business Day period if the Special Servicer has reasonably determined that failure to take such action would materially and adversely affect the interest of the Certificateholders and it has made a reasonable effort to contact the
Directing Certificateholder and (ii) in any case, shall determine whether such disapproval is not in the best interest of all the Certificateholders pursuant to Accepted Special Servicing Practices. Upon making such determination, the Special Servicer shall either implement its recommendations or notify the Trustee of such rejection and deliver to the Trustee a proposed notice to Certificateholders, which shall include the Special Servicer's recommendation, and the Trustee shall send such notice to all Certificateholders (or, to the extent known to the Trustee, Certificate Owners). If the majority of such Certificateholders (including Certificate Owners), as determined by Certificate Balance, fail within five (5) days of the Trustee's sending such notice to reject such recommendation, the Special Servicer shall implement the same. If such recommendation is rejected by the Certificateholders, the Special Servicer shall not take any action so recommended and shall prepare a new recommendation. The cost of preparation of any environmental assessment and the cost of any compliance, containment, clean-up or remediation shall be deemed to be a Property Protection Expense paid by the Master Servicer as a Servicing Advance.

          (b) If the Special Servicer determines, pursuant to subsection (a) above, that taking such actions as are necessary to bring any such Mortgaged Property into compliance with applicable Environmental Laws, or taking such actions with respect to the containment, clean-up, removal or remediation of Hazardous Materials affecting any such Mortgaged Property, is not reasonably likely to produce a greater recovery on a net present value basis,
after   taking  into  account   any  risks  associated  therewith,  than  not
taking  such  actions,  the   Special  Servicer  shall  notify  the Directing
Certificateholders,  Trustee  and  the  Master Servicer of such determination and recommend such action as it deems in good faith to be in the best economic interests of the Certificateholders. If within ten (10) Business
Days of  receiving  such  recommendation,  the  Directing   Certificateholder
does  not  disapprove  such  recommendation  in  writing the Special Servicer
shall implement the recommended action.   If the  Directing Certificateholder
disapproves such recommendation, the Special Servicer will revise such recommendation and deliver to the Trustee, the Directing Certificateholder and the Master Servicer a new recommendation as soon as practicable. The Special Servicer shall revise such recommendation as described above in this Section 6.09(b) until the Directing Certificateholder shall fail to disapprove such revised recommendation in writing within ten (10) Business Days of receiving such revised recommendation. Notwithstanding the foregoing, the Special Servicer (i) may, following the occurrence of an extraordinary event with respect to the related Mortgaged Property, take any action it has recommended before the expiration of a ten (10) Business Day period if the Special Servicer has reasonably determined that failure to take such action would materially and adversely affect the interest of the Certificateholders and it has made a reasonable effort to contact the Directing Certificateholder and (ii) in any case, shall determine whether such disapproval is not in the best interest of all the Certificateholders pursuant to Accepted Special Servicing Practices. Upon making such determination, the Special Servicer shall either implement its recommendations or notify the Trustee of such rejection and deliver to the Trustee a proposed notice to Certificateholders, which shall include the Special Servicer's recommendation, and the Trustee shall send such notice to all Certificateholders (or, to the extent known to the Trustee, Certificate Owners). If the majority of such Certificateholders (including Certificate Owners), as determined by Certificate Balance, fail within five (5) days of the Trustee's sending such notice to reject such recommendation, the Special Servicer shall implement the same. If such recommendation is rejected by the Certificateholders, the Special Servicer shall not take any action so recommended.

          (c) Notwithstanding the foregoing, the Special Servicer shall not take any action pursuant to this Section 6.09 except in connection with the implementation of an Asset Strategy Report pursuant to Section 6.03(c).

          SECTION 6.10   Restoration of Specially Serviced Mortgage Loans.

          (a) Upon determining with respect to a Specially Serviced Mortgage Loan that (i) three consecutive Monthly Payments on a Specially Serviced Mortgage Loan have been made in accordance with the terms of the related Mortgage Note (taking into account any grace periods contained therein), (ii) such Mortgage Loan is current as to payments of principal and interest and
(iii) no Servicing Transfer Event is continuing, the Special Servicer shall immediately give written notice thereof to the Master Servicer and the Trustee.

          (b) Unless the Master Servicer and the Special Servicer with respect to a Mortgage Loan are the same Person, not later than two (2) Business Days after notice has been given pursuant to subsection (a) above, the Special Servicer shall send a letter by first class mail, with a copy to the Master Servicer, notifying the related Mortgagor that such Mortgage Loan has ceased being a Specially Serviced Mortgage Loan and instructing such Mortgagor to direct all future notices and communications to the Master Servicer.

          (c) In the event that a Specially Serviced Mortgage Loan ceases to be such pursuant to this Section 6.10, not later than five (5) Business Days after notice has been given in (a) above, the Special Servicer shall use its best efforts to provide the Master Servicer with copies of all information, documents and records (including records stored electronically on computer tapes, magnetic disks and the like) in its possession relating to such Mortgage Loan. Upon receipt of such notice and all information, documents and records by the Master Servicer pursuant to this Section 6.10 hereof, such Mortgage Loan shall cease to be a Specially Serviced Mortgage Loan, the Special Servicer's obligation to service such Mortgage Loan shall terminate, and all duties and obligations of the Master Servicer with respect to such Mortgage Loan to the extent set forth herein previously undertaken by the Special Servicer shall be resumed by the Master Servicer.

          SECTION 6.11   Removal of Special Servicer.

          The Special Servicer may be removed without cause at any time by the Holders of a majority of the Voting Rights in the fewest number of classes of Certificates representing the most subordinate interests in the Trust Fund that equal at least a 5% interest therein (the "Controlling Certificateholder"). Such determination shall be evidenced by written notice to the Trustee and each Servicer from the Controlling Certificateholders. The Special Servicer shall not be removed until a successor shall have been appointed and shall be in the position to assume such obligations hereunder. The Special Servicer shall cooperate in good faith with the successor Special Servicer to minimize the number and severity of disruptions to the servicing of the Specially Serviced Mortgage Loans as a result of such removal. No successor Special Servicer shall be appointed until the Trustee receives written confirmation from each of the Rating Agencies that such appointment will not result in a withdrawal, downgrade or qualification of the then current rating on the Certificates.

          SECTION 6.12   Special Servicer Compensation.

          Each Special Servicer shall be entitled to reasonable compensation for services rendered by it hereunder on each Remittance Date from amounts in the Trust Fund in an amount (the "Special Servicing Fee") equal to one-twelfth of the product of (a) 0.45% per annum calculated on the basis of twelve 30-day months and a 360-day year and (b) the Stated Principal Balance of each Specially Serviced Mortgage Loan or REO Mortgage Loan as of the Due Date in the preceding calendar month. The Special Servicer will also be entitled to receive with respect to any Specially Serviced Mortgage Loan or REO Property that is sold or transferred or otherwise liquidated, in addition to the Special Servicing Fee, a disposition fee (the "Disposition Fee") equal to 1.00% of the net proceeds of the sale or liquidation of any Specially Serviced Mortgage Loan or REO Property. The Special Servicer will also be entitled to retain as additional servicing compensation (i) all investment income earned on amounts on deposit in any REO Account, and (ii) all amounts collected with respect to the Specially Serviced Mortgage Loans in the nature of late payment charges, late fees, assumption fees, modification fees, extension fees or similar items (other than default interest).

          SECTION 6.13        Collateral Value Adjustments.

          (a) Within 30 days of a Required Appraisal Date for any Mortgage Loan, the Special Servicer shall obtain an appraisal for the related Mortgaged Property from an independent MAI appraiser at the expense of the Trust Fund (except if an appraisal has been conducted within the 12 month period preceding such event).

          (b) Until such time as the related Collateral Value Adjustment is reduced to zero, within 30 days of each anniversary of a Required Appraisal date for any Mortgage Loan, the Special Servicer shall order an update of the prior appraisal for the related Mortgaged Property (the cost of which will be a Servicing Advance of the Special servicer).

          (c) The Special Servicer shall determine and report to the Trustee and the Master Servicer any appraisal value obtained pursuant to clause
     (a) or (b) above and will adjust the amount of the Collateral Value Adjustment in accordance therewith.


                                 ARTICLE VII

                        PAYMENTS TO CERTIFICATEHOLDERS

     SECTION 7.01   Certificate Account; Remittances to the Trustee.

          (a) The Trustee shall establish and maintain one or more accounts (collectively, the "Certificate Account"), held in trust for the benefit of the Certificateholders. The Certificate Account shall be an Eligible Account. The Trustee shall deposit in the Certificate Account, when received or as otherwise required hereunder, all amounts received from the Master Servicer with respect to all Mortgage Loans pursuant to this Agreement. If the Trustee shall deposit in the Certificate Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding.

          (b) Notwithstanding any other provisions contained herein, the Trustee shall be entitled to withdraw from the Certificate Account, prior to any distribution to the Certificateholders on any Distributable Date, any amount that is due and payable, or any amount, cost or expense that is reimbursable to the Trustee, the Fiscal Agent or any of their respective directors, officers, employees, agent or any person that "controls" the Trustee or the Fiscal Agent, including, without limitation, the Trustee Fee payable to the Trustee pursuant to Section 11.08(a).

     SECTION 7.02   Distributions.

          (a)  On each Distribution Date, the Trustee  shall apply amounts on
deposit  in  the  Certificate  Account,   to  the  extent  of  the  Available
Distribution Amount, in the following order of priority:

          (i) On each Distribution Date, 100% of any Net Prepayment Premium to the Class X Certificates;

          (ii) The  Adjusted   Available   Distribution   Amount   for   each
               Distribution Date will be applied in the following order of priority:

               (a) to distributions of the Interest Distribution Amounts for such Distribution Date on the Class A1, Class A2, and Class X Certificates, pro rata, based on their respective Interest Accrual Amounts (in the case of the Class X Certificates, after giving effect to reduction thereto resulting from a Collateral Value Adjustment);

               (b) to distributions of the Principal Distribution Amount for such Distribution Date to Class A1 Certificates until the Class Balance thereof is reduced to zero;

               (c) to distributions of the Principal Distribution Amount (or the portion thereof remaining after the distribution thereof to the Class A1 Certificates in reduction of the Class Balance thereof to zero) for such Distribution Date on the Class A2 Certificates, until the Class Balance thereof is reduced to zero;

               (d) to distributions of the Interest Distribution Amount for such Distribution Date on the Class B Certificates;

               (e) to distribution of the Principal Distribution Amount (or the portion thereof remaining after the distribution thereof to the Class A2 Certificates in reduction of the Class Balance thereof to zero) for such Distribution Date to the Class B Certificates, until the Class Balance thereof is reduced to zero;

               (f) to distributions of the Interest Distribution Amount for such Distribution Date on the Class C Certificates;

               (g) to distributions of the Principal Distribution Amount (or the portion thereof remaining after the distribution thereof to the Class B Certificates in reduction of the Class Balance thereof to zero) for such Distribution Date to the Class C Certificates until the Class Balance thereof is reduced to zero;

               (h) to the distributions of the Interest Distribution Amount for such Distribution Date on the Class D Certificates;

               (i) to distributions of the Principal Distribution Amount (or the portion thereof remaining after the distribution thereof to the Class C Certificates in reduction of the Class Balance thereof to zero) for such Distribution Date on the Class D Certificates, until the Class Balance thereof is reduced to zero;

               (j) to distributions of the Interest Distribution Amount for such Distribution Date on the Class E Certificates;

               (k) to distributions of the Principal Distribution Amount (or the portion thereof remaining after the distribution thereof to the Class D Certificates in reduction of the Class Balance thereof to zero) for such Distribution Date on the Class E Certificates, until the Class Balance thereof is reduced to zero;

               (l) to distributions of the Interest Distribution Amount for such Distribution Date on the Class F Certificates;

               (m) to distributions of the Principal Distribution Amount (or the portion thereof remaining after the distribution thereof to the Class E Certificates in reduction of the Class Balance thereof to zero) for such Distribution Date on the Class F Certificates, until the Class Balance thereof is reduced to zero;

               (n) to distributions of the Interest Distribution Amount for such Distribution Date on the Class G Certificates;

               (o) to distributions of the Principal Distribution Amount (or the portion thereof remaining after the distribution thereof to the Class F Certificates in reduction of the Class Balance thereof to zero) for such Distribution Date on the Class G Certificates, until the Class Balance thereof is reduced to zero; and

               (p) to distribution of the Principal Distribution Amount (or the portion thereof remaining after the distribution thereof to the Class G Certificates in reduction of the Class Balance thereof to zero) for such Distribution Date on the Class H Certificates, until the Class Balance thereof is reduced to zero; and

               (q) to distribution of the Principal Distribution Amount (or the portion thereof remaining after the distribution thereof to the Class H Certificates in reduction of the Class Balance thereof to zero) for such Distribution Date on the Class NR Certificates, until the Class Balance thereof is reduced to zero.

               (r) after reduction of the Class Balances of all the Certificates to zero any remaining portion of the Available Distribution Amount will be distributed to the holders of the Class X Certificates up to an aggregate amount equal to the sum of all prior Collateral
               Value Adjustment Reduction Amounts allocated thereto. Notwithstanding the foregoing, to the extent only the Class A1 and Class A2 Certificates are outstanding on any Distribution Date, the Adjusted Available Distribution Amount remaining after application pursuant to clause (a) above shall be applied to distribution of the Principal Distribution Amount for such Distribution Date to the Class A1 and Class A2 Certificates pro rata based on their respective Class Balances.

          (iii) sequentially to the Classes of Certificates in the order set forth above for distribution of principal any amounts recovered representing Realized Losses previously allocated to such Class in reduction of its Class Balance;

          (iv) to distributions to the Class R-I Certificateholders, in an amount equal to the balance, if any.

          (b) All distributions made with respect to each Class on each Distribution Date shall be computed by the Trustee based upon information contained in the Remittance Report (upon which the Trustee shall be entitled to conclusively rely) and allocated pro rata among the outstanding Certificates in such Class based on their respective Percentage Interests. All such distributions with respect to each Class (other than the final distribution with respect thereto) will be made on each Distribution Date to the Certificateholders of the respective Class of record at the close of business on the related Record Date and shall be made by wire transfer of immediately available funds to the account of any such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the related Record Date (or, in the case of the first Distribution Date, no later than the Delivery Date), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

          (c) Except as otherwise provided in Section 12.01, whenever the Trustee expects that the final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Trustee shall, promptly mail to each Holder on such date of such Class of Certificates and each Rating Agency a notice to the effect that:

          (i) the Trustee expects that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Certificate Registrar therein specified, and

          (ii) no interest shall accrue on such Certificates from and after such Distribution Date.

Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 7.02(c) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee, directly or through an agent, shall take such steps to contact the remaining non-tendering Certificateholders concerning surrender of their Certificates as it shall deem appropriate. The costs and expenses of holding such funds in trust and of contacting such Certificateholders following the first anniversary of the delivery of such second notice to the non-tendering Certificateholders shall be paid out of such funds. No interest shall accrue or be payable to any Certificateholder on any amount held in trust hereunder by the Trustee as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 7.02(c).

     SECTION 7.03   Statements to Certificateholders.

          (a) On each Distribution Date, based on and to the extent of information provided by the Master Servicer, the Trustee shall furnish to each Certificateholder and each Certificate Owner which shall have certified to the Trustee that it is a Certificate Owner pursuant to Section 11.04, to the Depositor, the Master Servicer, and to each Rating Agency the following reports setting forth certain information with respect to the Mortgage Loans and the Certificates.

          (1) A statement setting forth the following: (i) the amount of distributions, if any, made on such Distribution Date to the holders of each Class of Certificates applied to reduce the respective Class Balances thereof, (ii) with respect to each Class of Certificates, the amount of distributions allocable to interest accrued at the respective Pass-Through Rates and the amount, if any, by which such distribution was reduced by Prepayment Interest Shortfalls, Realized Losses of interest, other interest shortfalls or accruals on outstanding Collateral Value Adjustments, (iii) the number of outstanding Mortgage Loans and the aggregate Stated Principal Balance of the
     Mortgage  Loans  at  the  close  of  business  on  the  last day  of the related Remittance Period; (iv) the number and aggregate Stated Principal Balance of Mortgage Loans (a) delinquent one month, (b) delinquent two months, (c) delinquent three or more months, or (d) as to which foreclosure proceedings have commenced; (v) with respect to any REO Property included in the Trust Fund, details pertaining to each individual REO Property including the loan number of the related REO Mortgage Loan, the unpaid principal balance of the related REO Mortgage Loan (and all REO Mortgage Loans in the aggregate), the date that such Mortgaged Property became an REO Property, the book value of such REO Property (which will equal the unpaid principal balance of such Mortgage Loan at the time of foreclosure) and any net income received on such REO Property during the related Remittance Period; (vi) with respect to any REO Property sold or otherwise disposed of during the related Remittance Period, the amount of sale proceeds and other amounts, if any, received in respect of such REO Property during the related Remittance Period;
     (vii) as to any Mortgage Loan repurchased by the Depositor or otherwise liquidated during the related Remittance Period, the loan number thereof and the amount of the proceeds of such repurchase or other liquidation;
     (viii) the aggregate Class Balance of each Class of Certificates before and after giving effect to the distributions made on such Distribution Date, separately identifying any reduction in the class Balance of each such Class due to Realized Losses; (ix) the aggregate amount of unscheduled principal collections made during the related Remittance Period and the cumulative amount of such collections including such Remittance Period, (x) the Pass-Through Rate applicable to each Class of Certificates for such Distribution Date, (xi) the aggregate amount of servicing compensation retained by or paid to each Servicer during the related Remittance Period; (xii) the amount of Realized Losses, shortfalls, and/or expenses, if any, incurred with respect to the Mortgage Loans during the related Remittance Period; (xiii) the aggregate amount of P&I Advances and other advances outstanding that have been made by each of the Servicers, the Trustee or the Fiscal
     Agent, (xiv) the amount of any Collateral Value Adjustments effected during the related Remittance Period, and the total of Collateral Value Adjustments as of such Distribution Date on a loan-by-loan basis, and
     (xv) the amount of Prepayment Interest Excess and an accounting as to the manner in which the same was allocated pursuant to this Agreement. In the case of information pursuant to subclauses (i), (ii) and (xi)
     above,  the  amounts  shall  be  expressed  in  the  aggregate  for  all
     Certificates   and  in  amounts  allocable  per  $1,000  of  Certificate
     denomination.

          (2) A report containing information regarding the Mortgage Loans as of the end of the related Remittance Period, which report shall contain substantially the categories of information regarding the Mortgage Loans set forth in the Prospectus Supplement prepared in connection with the initial offering of the Certificates in the tables under the caption "Description of the Mortgage Pool -- Certain Characteristics of the Mortgage Loans" (calculated where applicable on the basis of the most recent relevant information provided by the Mortgagors to the Servicers and by the Servicers to the Trustee) and such information shall be presented in a tabular format substantially similar to the format utilized in the Prospectus Supplement under such caption.

          (3) Other reports containing loan-by-loan information relating to Mortgage Loans that (i) have not made the most recent monthly payment then due, (ii) have been classified as Specially Serviced Mortgage Loans or (iii) that have experienced a Realized Loss.

          The  Trustee  currently   makes  such  reports  available   to  the
designated parties by mail or through an automated facsimile system that can be accessed by dialing (312) 904-2200 from any touch-tone telephone.

          In addition, the Trustee shall make available Mortgage Loan information as presented in the CSSA100 format (or such other industry standard that may be in effect from time to time) through electronic transmission by no later than the Distribution Date in January 1998, to each Certificateholder, the Depositor, the Servicers, each Rating Agency (and any other parties reasonably designated by the Depositor or a Certificateholder), an electronic file that includes the following information on a loan-by-loan basis: loan number, location, Stated Principal Balance, Mortgage Interest Rate, paid-through date, maturity date, scheduled interest due, scheduled principal due, unscheduled principal collections, loan status and other related information.

          Upon request of any Certificateholder (or any Certificate Owner, if applicable, which shall have provided the Trustee with evidence satisfactory to the Trustee of its interest in a certificate pursuant to Section 11.04) or any Rating Agency, the Trustee shall mail, without charge, to the address specified in such request, a copy of the most current Asset Strategy Report for any Specially Serviced Mortgage Loan or REO Property. In addition, upon receipt of a written request of any Certificateholder (or any Certificate Owner, if applicable, which shall have provided the Trustee with evidence satisfactory to the Trustee of its interest in a certificate pursuant to
Section 11.04) for a copy of any report required to be prepared by the Master Servicer herein, the Trustee shall forward such written request to the Master Servicer. To the extent such report is available to the Master Servicer, the Master Servicer shall deliver a copy thereof to the Trustee for delivery to the requesting Certificateholder (or Certificate Owner) at the address specified in such request. The request, reproduction and delivery of such report, shall be at the expense of the requesting Certificateholder (or Certificate Owner).

          (b) The Trustee covenants to furnish or cause to be furnished, promptly upon the written request of any Certificateholder (or a Certificate Owner which shall have certified to the Trustee that it is a Certificate Owner of any such Class pursuant to Section 11.04) of a Class E, Class F, Class G, Class H or Class NR Certificate reasonably current Rule 144A Information (as defined below) to such Certificateholder or to a prospective transferee of such a Certificate (or interests in such Certificate) designated by such Certificateholder, as the case may be, in connection with the resale of such Certificate or such interests by such Certificateholder pursuant to Rule 144A. "Rule 144A Information" shall mean the information specified in Rule 144A(d)(4)(i) and (ii) under the 1933 Act. The Trustee shall advise the Master Servicer of any request by a Certificateholder and shall consult with the Master Servicer as to the information to be supplied. Based upon such consultation and to the extent the Trustee is not in possession of reasonably current Rule 144A Information on the date of any such request, the Master Servicer shall, upon request from the Trustee, promptly provide the Trustee with reasonably current Rule 144A Information to the extent reasonably available. The Trustee and the Master Servicer may place its disclaimer on any such Rule 144A Information to the extent it is not the source of such information.

          (c) Neither Servicer shall be responsible for the accuracy or completeness of any information supplied to it by a Mortgagor or third party for inclusion in any report or information furnished or provided by the Master Servicer, the Special Servicer or the Trustee hereunder to the extent such information has been collected and received in accordance with Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable.

          In addition to the other reports and information made available and distributed to the Depositor, the Trustee or the Certificateholders pursuant to other provisions of this Agreement, each Servicer shall, in accordance with such reasonable rules and procedures as it may adopt (except with respect to the Trustee, which may include the requirement that an agreement governing the availability, use and disclosure of such information, and which may provide indemnification to such Servicer for any liability or damage that may arise therefrom, be executed to the extent such Servicer deems such action to be necessary or appropriate), also make available any information relating to the Mortgage Loans, the Mortgaged Properties or the Mortgagors for review by the Depositor, the Trustee, the Certificateholders, each Rating Agency and any other Persons to whom such Servicer believes such disclosure is appropriate, in each case except to the extent doing so is prohibited by applicable law or by the Mortgage Loan Documents.

          Copies of any and all of the foregoing items shall be available from the Master Servicer, the Special Servicer or the Trustee, as applicable, upon request (subject to the exception in the preceding sentence). The Master Servicer, the Special Servicer and the Trustee shall be permitted to require payment (other than from a Rating Agency) of a sum sufficient to cover the reasonable costs and expenses incurred by it in providing copies of or access to any information requested in accordance with the previous sentence.

          (d) The Trustee shall mail or otherwise provide to any Person requesting a copy of the reports delivered to Certificateholders pursuant to the first paragraph of clause (a) above, a copy of such reports. The Trustee shall be entitled to charge such Person a nominal fee to cover the cost of such mailing.

          (e)  The   Trustee   is   hereby   authorized   to   furnish,    to
Certificateholders and/or to the public any other information (such other information, collectively, "Additional Information") with respect to the Mortgage Loans, any Mortgaged Property or the Trust Fund as may be provided to it by the Depositor, the Master Servicer or Special Servicer or gathered by it in any investigation or other manner from time to time, provided that
(A) any such Additional Information shall only be furnished with the consent or at the request of the Depositor, (B) the Trustee shall be entitled to indicate the source of all information furnished by it and the Trustee may affix thereto any disclaimer it deems appropriate in its sole discretion (including any warnings as to the confidential nature and/or the uses of such information as it may, in its sole discretion, determine appropriate), (C) the Trustee shall be entitled (but not obligated) to require payment from each recipient of a reasonable fee for, and its out-of-pocket expenses incurred in connection with, the collection assembly, reproduction or delivery of any such Additional Information and (D) the Trustee shall be entitled to distribute or make available such information in accordance with such reasonable rules and procedures as it may deem necessary or appropriate (which may include the requirement that an agreement that provides such information shall be used solely for purposes of evaluating the investment
characteristics   or  valuation  of  the  Certificates  be  executed  by  the
recipient).   Nothing  herein shall be construed to  impose upon the  Trustee any obligation or duty to furnish or distribute any Additional Information to any Person in any instance, and the Trustee shall neither have any liability for furnishing nor for refraining from furnishing Additional Information in any instance. The Trustee shall be entitled (but not required) to require that any consent, direction or request given to it pursuant to this clause (e) be made in writing.

          Furthermore, the Trustee will supply to any Certificateholder so requesting by telephone the Pass-Through Rates on any Class of Certificates for the current and the immediately preceding Interest Accrual Periods.

          SECTION 7.04 Distribution of Reports to the Trustee and the Depositor; Advances.

          On or prior to each Remittance Date, the Master Servicer shall furnish a written statement (and an electronic data file reasonably satisfactory to the Master Servicer and the Trustee) setting forth (i) the amounts available for deposit into the Certificate Account and (ii) the amounts of any P&I Advances required to be made by the Master Servicer in connection with the related Distribution Date. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification. To the extent such statement indicates one or more delinquencies in connection with which a related P&I Advance was not made by the Master Servicer, the Trustee shall commence an evaluation of whether a P&I Advance by the Trustee may be required and whether it would be a Nonrecoverable Advance; provided, however, that notwithstanding such examination, the Trustee shall have no responsibility for reviewing or confirming any decision made with respect to a P&I Advance by a Servicer. The Master Servicer shall promptly upon request provide to the Trustee such information as the Master Servicer may have to enable the Trustee to make such determination.

          In the event that the Master Servicer determines as of the Business Day preceding the Remittance Date that it will be unable to deposit in the Certificate Account an amount equal to the P&I Advance required to be made for the immediately succeeding Distribution Date, it shall give written notice to the Trustee of its inability to advance (such written notice may be given by telecopy), not later than 3:00 P.M., New York City time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 4:00 P.M., New York City time, on such Remittance Date the Trustee or the Fiscal Agent shall, unless by 3:00 P.M., New York City time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of such P&I Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence deposit in the Certificate Account on such Remittance Date an amount equal to such P&I Advance to the extent it determines it is not a Nonrecoverable Advance (but not Servicing Advances) for such Distribution Date; provided, however, that if the Trustee or the Fiscal Agent is prohibited by law or regulation from obligating itself to make such Advances, then the Trustee or the Fiscal Agent shall not be obligated to make such Advances.

          Notwithstanding anything herein to the contrary, neither the Trustee nor the Fiscal Agent shall be required to make a Nonrecoverable Advance, and shall not be required to make a P&I Advance with respect to a Balloon Payment. The Trustee and the Fiscal Agent shall be entitled to interest on any P&I Advance made with respect to a Mortgage Loan. Such interest shall accrue at the Advance Rate from the date on which such Advance was made to but not including any Business Day on which the Trustee or the Fiscal Agent is reimbursed for such P&I Advance pursuant to this Agreement. Notwithstanding any other provisions contained herein to the contrary, the Fiscal Agent shall be reimbursed for any P&I Advance, together with interest thereon at the Advance Rate, prior to the Trustee and the Servicers, and the Trustee shall be reimbursed for any P&I Advances, together with interest thereon at the Advance rate, prior to the Servicers.

          The Trustee  shall deposit all  funds it receives pursuant  to this
Section 7.04 into the Certificate Account.

          SECTION 7.05 Allocations of Realized Losses and Collateral Value Adjustments.

          On or prior to the fourth Business Day immediately preceding the applicable Distribution Date, the Master Servicer shall determine and communicate to the Trustee the total amount of Realized Losses and Collateral Value Adjustment, if any, that resulted during the related Remittance Period. As soon as practicable following the occurrence of a Collateral Value Adjustment Event with respect to any Mortgage Loan (taking into account the time period necessary for the Master Servicer to obtain the Independent MAI appraisal for such purpose), the Master Servicer shall make a Collateral Value Adjustment determination with respect to such Mortgage Loan. The amount of each Realized Loss or Collateral Value Adjustment shall be evidenced by an Officers' Certificate. All Realized Losses and Collateral Value Adjustments shall be allocated by the Trustee as follows in reduction of the related Class Balance: first, to the Class NR Certificates until the Class Balance thereof has been reduced to zero; second, to the Class F Certificates until the Class Balance thereof has been reduced to zero; third, to the Class E Certificates until the Class Balance thereof has been reduced to zero; fourth, to the Class D Certificates until the Class Balance thereof has been reduced to zero; fifth, to the Class C Certificates until the Class Balance thereof has been reduced to zero; sixth, to the Class B Certificates until the Class Balance thereof has been reduced to zero, and the remainder of such Realized Losses and Collateral Value Adjustments to the Class A1 and Class A2 Certificates, pro rata, until their respective Class Balances have been reduced to zero. Amounts allocated to reduce the related Class Balance shall also reduce such Class' Voting Rights in proportion to the other Classes of Certificates.

                                 ARTICLE VIII

                               THE CERTIFICATES

     SECTION 8.01   The Certificates.

          (a) The Certificates will be substantially in the respective forms annexed hereto as Exhibits. The Class A1, Class A2, Class B, Class C, Class D, Class X, Class E, Class F, Class G, Class H and Class NR Certificates will be issuable only in minimum denominations (based on their respective Original Class Balances or Notional Amounts) corresponding to initial Certificate Balances or Notional Amounts as of the Delivery Date of not less than $100,000, and integral multiples of $1 in excess thereof. Only one Class R-I, one Class R-II and one Class R-III Certificate may be issued.

          (b) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee in its capacity as trustee hereunder by an authorized officer under its seal imprinted thereon. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

          (c) The Class A1, Class A2, Class B, Class C, Class D and Class X Certificates shall initially, and the Class E, Class F, Class G, Class H and Class NR Certificates may, be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to each of the referenced herein Certificates (except for such remainders) through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

          The Trustee, the Master Servicer and the Depositor may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates (and, if necessary, the selection of the Directing Certificateholder)) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

          If (i)(A) the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Depositor is unable to locate a qualified successor or (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners representing the same. In addition, upon request, the Trustee will issue Definitive Certificates in exchange for Ownership Interests in like Certificate Balances of the Book-Entry Certificates for the Class E, Class F, Class G, Class H or Class NR Certificates in connection with a transfer permitted pursuant to Section 8.02(b)(iv). Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Neither the Depositor, the Master Servicer, the Special Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depositor in connection with the issuance of the Definitive Certificates pursuant to this Section 8.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

     SECTION 8.02   Registration of Transfer and Exchange of Certificates.

          (a) At all times during the term of this Agreement, there shall be maintained at the office of the Certificate Registrar a Certificate Register in which, subject to such reasonable regulations as the Certificate Registrar may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is hereby initially appointed (and hereby agrees to act) as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar may appoint, by a written instrument delivered to the Trustee, any other bank or trust company to act as Certificate Registrar under such conditions as the predecessor Certificate Registrar may prescribe, provided that the predecessor Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment. Either Servicer shall have the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register.

          (b) No transfer of any Class E, Class F, Class G, Class H, Class NR, Class R-I, Class R-II and Class R-III Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If such a transfer is to be made without registration or qualification and is to be made in connection with the issuance or transfer of a Definitive Certificate, then the Certificate Registrar shall require, in order to assure compliance with such laws, receipt of: (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, a certificate from the prospective transferee substantially in the form attached as Exhibit D-1 hereto, (ii) if such transfer is purportedly being made in reliance upon Regulation S under the 1933 Act, a certificate from the prospective transferee substantially in the form attached as Exhibit D-2 hereto, (iii) if such transfer is purportedly being made in reliance upon Rule 144 under the 1933 Act, a certificate from the prospective transferee substantially in the form attached as Exhibit D-3 hereto, and (iv) in all other cases, (A) except where the Depositor or the Mortgage Loan Seller, or an Affiliate thereof, is the transferor or transferee, an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the
Certificate  Registrar  in  their  respective  capacities  as  such),  (B)  a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit B hereto and (C) a certificate from such Certificateholder's prospective transferee substantially in the form attached as Exhibit D-4 hereto. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class E, Class F, Class G, Class H, Class NR, Class R-I, Class R-II and Class R-III Certificates under the 1933 Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of any Class E, Class F, Class G, Class H, Class NR, Class R-I, Class R-II and Class R-III Certificate without registration or qualification. Any Class E, Class F, Class G, Class H, Class NR, Class R-I, Class R-II or Class R-III Certificateholder desiring to effect such a transfer shall, and does hereby agree to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          (c) None of the Certificates except for the Class A1, Class A2 or Class X Certificates, or any interest therein shall be transferred to (A) any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code (each, a "Plan") or (B) any Person who is directly or indirectly purchasing any such Class or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee provides the Certificate Registrar with a certification of facts and an Opinion of Counsel which establish to the satisfaction of the Certificate Registrar that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause either the Master Servicer or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code. In the absence of its having received the certification and Opinion of Counsel contemplated by the preceding sentence, the Certificate Registrar shall require the prospective transferee of any Class E, Class F, Class G, Class H, Class NR, Class R-I, Class R-II or Class R-III Certificate to certify, and each prospective transferee of any Class B, Class C or Class D Certificate shall be deemed to have represented by its acquisition of such Certificate, that it is neither (A) a Plan nor (B) a Person who is directly or indirectly purchasing any such Class Certificates on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

          (d) No transfer of any Residual Certificate shall be made to a Non-United States Person. Notwithstanding anything to the contrary contained herein, prior to registration of any transfer, sale or other disposition of a Residual Certificate, the Certificate Registrar shall have received (i) an affidavit from the proposed transferee substantially in the form attached as Exhibit E-1 hereto, to the effect that, among other things, (A) such transferee is not a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization, (B) such transferee is not a Non-United States Person, (C) such transferee has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as the Residual Certificate remains outstanding, and (D) no purpose of such proposed transfer, sale or other disposition of the Residual Certificate is or will be to impede the assessment or collection of any tax, and (ii) a certificate from the transferor substantially in the form attached as Exhibit E-2 hereto, to the effect that, among other things, no purpose of such proposed transfer, sale or other disposition of the Residual Certificate is or will be to impede the assessment or collection of any tax. Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of a Residual Certificate to a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization or to a Non-United States Person, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions in respect of such Residual Certificate. If any purported transfer of a Residual Certificate shall be in violation of the provisions of this Section 8.02(d), then the prior Holder of the Residual Certificate purportedly transferred shall, upon discovery that the transfer of such Residual Certificate was not in fact permitted by this Section 8.02(d), be restored to all rights as Holder thereof retroactive to the date of the purported transfer. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is not permitted by this Section 8.02(d) or for making payments due on such Residual Certificate to the purported Holder thereof or taking any other action with respect to such purported Holder under the provisions of this Agreement. The prior Holder shall be entitled to recover from any purported Holder of a Residual Certificate that was in fact not a permitted transferee under this
Section 8.02(d) at the time it became a Holder all payments
made on such Residual Certificate. The Holder of Residual Certificates, by its acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Section 8.02 and to any amendment of this Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of a Residual Certificate to a Disqualified Organization or any other Person will not cause the Trust Fund to cease to qualify as a REMIC or cause the imposition of a tax upon the Trust Fund.

          (e) Subject to the preceding subsections, upon surrender for registration of transfer of any Certificate at the office of the Certificate Registrar, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest.

          (f) At the option of any Holder, its Certificates may be exchanged for other Certificates of authorized denominations of the same Class of a like aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at the office of the Certificate Registrar. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

          (g) Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

          (h) No service charge shall be imposed for any transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          (i) All Certificates surrendered for transfer and exchange shall be physically cancelled by the Certificate Registrar and a certificate of such cancellation shall be delivered to the Trustee by the Certificate Registrar. The Certificate Registrar shall hold such cancelled Certificates in accordance with its standard procedures.

     SECTION 8.03   Mutilated, Destroyed, Lost or Stolen Certificates.

     If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and like Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee and the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     SECTION 8.04   Persons Deemed Owners.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar and any agent of any of them may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 7.02 and for all other purposes whatsoever, and neither the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar nor any agent of any of them shall be affected by notice to the contrary.

                                  ARTICLE IX

                                THE DEPOSITOR

     SECTION 9.01   Liability of the Depositor.

     The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor herein.

     SECTION 9.02   Merger, Consolidation or Conversion of the Depositor.

     Subject to the following paragraph, the Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

     The Depositor may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor, shall be a party, or any Person succeeding to the business of the Depositor, shall be the successor of the Depositor hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     SECTION 9.03   Limitation on Liability of the Depositor and Others.

     Neither the Depositor nor any of its directors, officers, employees or agents shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or any such Person against any breach of warranties or representations made herein, or against any liability which would otherwise be imposed by reason of misfeasance, bad faith or negligence in the performance of duties. The Depositor and any director, officer, employee or agent thereof may rely in good faith on any document of any kind which, prima
                                                                        -----
facie, is properly executed and submitted by any Person respecting any
-----
matters arising hereunder. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and in its opinion does not involve it in any expense or liability.

                                  ARTICLE X

                                   DEFAULT

          SECTION 10.01  Events of Default.

          "Event of Default", wherever used herein, means with respect to any Servicer any one of the following events:

            (i) with respect to the Master Servicer, failure to remit when due to the Trustee for deposit into the Certificate Account any amount (other than a P&I Advance) required to be remitted under the terms of this Agreement; with respect to the Special Servicer, failure to advance or remit to the Master Servicer or the Master Servicer, as required hereunder, any amount required to be advanced or remitted under the terms of this Agreement within one Business Day of the date required pursuant to the terms of this Agreement; or

           (ii) any failure on the part of such Servicer duly to observe or perform in any respect any other of the covenants or agreements on the part of such Servicer contained in this Agreement which materially and adversely affects the interests of the Certificateholders and which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to such Servicer by the Depositor or the Trustee, or to such Servicer (with a copy to the Depositor, the Trustee, and the other Servicer) by the Holders of Certificates entitled to at least 25% of the Voting Rights of any Class affected thereby; or

          (iii) any breach of the representations and warranties contained in Section 2.03(b) which materially and adversely affects the interests of the Certificateholders and which continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to such Servicer by the Depositor or the Trustee or to such Servicer (with a copy to the Depositor, the Trustee and the other Servicer) by the Holders of Certificates entitled to at least 25% of the Voting Rights of any Class affected thereby; or

           (iv) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against such Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

            (v) such Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, such Servicer or of, or relating to, all or substantially all of the property of Servicer; or

           (vi) such Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

          (vii) any notice from each Rating Agency with respect to such Servicer that if such Servicer were to remain in such capacity, a qualification, withdrawal or downgrade of any rating on the Certificates would result; or

         (viii) any failure by the Master Servicer to make a P&I Advance required pursuant to Sections 4.05 and 7.04 hereof;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Trustee may, and at the written direction of the Holders of Certificates entitled to, at least 25% of all of the Voting Rights, the Trustee shall, by notice in writing to such Servicer, with a copy of such notice to the Depositor, subject to Section 13.12, terminate all of the rights and obligations of such Servicer as such Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof. From and after the receipt by such Servicer of such written notice, all authority and power of the such Servicer under this Agreement, shall pass to and be vested in the Trustee pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the such Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. Each Servicer agrees promptly (and in any event no later than ten Business Days subsequent to such notice) to provide the Trustee or another successor Servicer designated by the Trustee with all documents and records requested by it to enable it to assume such Servicer's functions hereunder, and to cooperate with the Trustee in effecting the termination of such Servicer's responsibilities and rights hereunder. Any cost or expenses in connection with any actions to be taken by a
Servicer that is being terminated pursuant to this Section 10.01 shall be borne by the Servicer that is being terminated and to the extent not paid by the Servicer that is being terminated, such expense shall be borne by the Trust Fund and shall not be an expense of any successor Servicer. Subject to Section 11.01(c)(iv), for purposes of this Section 10.01, the Trustee shall not be deemed to have knowledge of an Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof, or unless notice of any event which is in fact such an Event of Default is received by the Trustee and such notice references the Certificates, the Trust Fund or this Agreement.

          SECTION 10.02  Trustee to Act; Appointment of Successor.

          On and after the time a Servicer receives a notice of termination pursuant to Section 10.01, the Trustee shall be the successor in all respects to such Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on such
Servicer by the terms and provisions hereof provided, further, that any failure to perform such duties or responsibilities caused by such Servicer's failure to provide information or monies required by this Agreement shall not be considered a default by the Trustee hereunder. The Trustee shall not be liable for any of the representations and warranties of such Servicer or for any losses incurred by such Servicer hereunder nor shall the Trustee be required to purchase any Mortgage Loan hereunder. As compensation therefor, the Trustee shall be entitled to the servicing fees and all funds relating to the Mortgage Loans which such Servicer would have been entitled to if such Servicer had continued to act hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or if the Holders of Certificates entitled to at least more than 25% of all of the Voting Rights so request in writing to the Trustee, promptly appoint, or petition a court of competent jurisdiction for the appointment of, a loan servicing institution with (a) a net worth at the time of such appointment of at least $15,000,000 and (b) whose appointment will not result in a downgrade, withdrawal or qualification of the rating on any Class of Certificates by any Rating Agency as evidenced in writing, to act as a successor to such Servicer pursuant to Section 13.12 of this Agreement. Pending appointment of a successor to such Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. The Trustee and any such successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation payable to the Master Servicer under this Agreement.

          SECTION 10.03  Notification to Certificateholders.

          (a) Upon any such termination pursuant to Section 10.01 above, any appointment of a successor to the Master Servicer pursuant to Section 10.02, or any appointment of a successor Special Servicer pursuant to Section 13.12, the Trustee shall give prompt written notice thereof to Certificateholders and each Rating Agency at their respective addresses appearing in the Certificate Register.

          (b) Not later than the later of 60 days after the occurrence of any event which constitutes or, with notice or lapse of time or both, would constitute an Event of Default and not more than five (5) days after a Responsible Officer becomes aware of the occurrence of such event, the Trustee shall transmit by mail to the Depositor and all Certificateholders notice of such occurrence, unless such default shall have been cured or waived.

          SECTION 10.04  Waiver of Events of Default.

          The Holders representing at least 66-2/3% of the Voting Rights exclusive of any Certificates owned by either the Servicer or an affiliate thereof evidenced by all Classes of Certificates affected by any Event of Default hereunder may waive such Event of Default; provided, however, that an Event of Default under clause (i) or clause (viii) of Section 10.01 may be waived only by all of the Certificateholders. Upon any such waiver of an Event of Default, such Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder, except that no Event of Default under Section 10.01(viii) shall be deemed so waived or cured unless and until the Trustee and the Fiscal Agent have been reimbursed in full for all P&I Advances, together with interest thereon at the Advance Rate, which it may have made hereunder. The Trustee shall be entitled to reimbursement from the Trust Fund for any expenses incurred by the Trustee or successor Servicer in connection with assuming the duties of a Servicer following the occurrence of an Event of Default if following the termination of such Servicer pursuant to this Agreement, the Certificateholders elect to waive such Event of Default and reinstate the terminated Servicer. No such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon except to the extent expressly so waived. Notwithstanding any other provisions of this Agreement, for purposes of waiving any Event of Default pursuant to this Section 10.04, Certificates registered in the name of the Depositor or any Affiliate of the Depositor shall be entitled to Voting Rights with respect to the matters described above.

          SECTION 10.05  Additional  Remedies  of   Trustee  Upon  Event   of
                         Default.

          During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Sections 10.01 and 10.02, shall have the right, in its own name and as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.


                                  ARTICLE XI

                            CONCERNING THE TRUSTEE

     SECTION 11.01  Duties of Trustee.

          (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default occurs and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. Any permissive right of the Trustee contained in this Agreement shall not be construed as a duty.

          (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement (other than the Mortgage Loan Documents, the review of which is governed by the terms of Article II hereof), shall examine them to determine whether they conform to the requirements of this Agreement, if applicable. If any such instrument is found not to conform to the requirements of this Agreement if applicable in a material manner, the Trustee shall take such action as it deems appropriate to have the instrument corrected. The Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Depositor, the Master Servicer or the Special Servicer, and accepted by the Trustee in good faith, pursuant to this Agreement.

          (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

       (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

      (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

     (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

      (iv) For purposes of this Agreement, the Trustee shall not be deemed to have notice of any default, Event of Default or any other fact, event or circumstance the occurrence or existence of which may impose duties upon the Trustee hereunder unless a Responsible Officer of the Trustee has actual knowledge thereof; provided, however, that the Trustee shall be deemed to have knowledge of the failure to deliver any statement, report, certificate or other document when specifically required herein.

       (v) The Trustee and the Fiscal Agent shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to their respective duties as Trustee and Fiscal Agent in accordance with this Agreement, and if either does, then to the extent provided in this Agreement, all legal expenses and costs of such action shall be expenses and costs of the Trust Fund, and the Trustee and the Fiscal Agent shall be entitled to be reimbursed therefor from the Certificate Account.

      (vi) Neither the Trustee nor the Fiscal Agent nor any of their respective directors, officers, employees, agents or control persons shall be responsible for any act or omission of any Custodian, paying agent or Certificate Registrar that is not an Affiliate of the Trustee and that is selected other than by the Trustee, performed or omitted in compliance with any custodial or other agreement, or any act or omission of the Master Servicer, the Special Servicer, the Depositor or any other Person, including without limitation, in connection with actions taken pursuant to this Agreement.

     (vii) The execution by the Trustee of any forms or plans of liquidation in connection with REMIC I, REMIC II or REMIC III shall not constitute a representation by the Trustee as to the adequacy of such form or plan of liquidation; provided, however, notwithstanding any provision herein to the contrary, neither the Trustee nor any Servicer may sell any Mortgage Loans pursuant to any plan of liquidation unless such plan provides for a "qualified liquidation" within the meaning of
     Section 860F(a)(4) of the Code.

    (viii) Neither the Trustee nor the Fiscal Agent shall be charged with knowledge of any act, failure to act or breach of any Person upon the occurrence of which the Trustee may be required to act, unless a Responsible Officer of the Trustee or the Fiscal Agent, as applicable, obtains actual knowledge of such failure.

          SECTION 11.02  Monitoring    Certificateholders    and    Directing
                         Certificateholder.

          (a) Each Monitoring Certificateholder is hereby deemed to have agreed by virtue of its purchase of a Certificate to provide its name and address to the Trustee and to notify the Trustee of the transfer of any Certificate of a Monitoring Class the selection of a Directing Certificateholder or the resignation or removal thereof. The Directing Certificateholder is hereby deemed to have agreed by virtue of its purchase of a Certificate to notify the Trustee when such Certificateholder is appointed Directing Certificateholder and when it is removed or resigns. Notwithstanding any other provisions contained herein, the Trustee shall be required to give any notice, direction or information with respect to any Monitoring Certificateholder or Directing Certificateholder only to the extent the Trustee received the relevant information, as set forth in this
Section 11.02(a).

          (b) Within thirty (30) days of the Delivery Date, the Trustee shall notify the Monitoring Certificateholders that they may select a Directing Certificateholder for purposes of Sections 6.03 and 6.11 of this Agreement. Such notice shall set forth the process established by the Trustee in order to select a Directing Certificateholder.

          (c) A "Monitoring Class" as of any time of determination shall be the following Class or Classes of Certificates:

            (i) if the Class outstanding with the most subordinate interest in the Trust Fund represents at least 2% by Class Balance of all the Certificates, such Class only;

           (ii) otherwise, each Class, in reverse order of seniority, but only to the extent necessary to represent, in the aggregate, at least 2% by Class Balance of all the Certificates.

          (d) Once a Directing Certificateholder has been selected pursuant to clause (b) above, each of the Servicer, the Depositor, the Trustee and each other Certificateholder (or Certificate Owner, if applicable) shall be entitled to rely on such selection unless a majority of the Monitoring Certificateholders, by Certificate Balance, or such Directing Certificateholder shall have notified the Trustee and each other Monitoring Certificateholder, in writing, of the resignation of such Directing Certificateholder or the selection of a new Directing Certificateholder. Upon the resignation of a Directing Certificateholder, the Trustee shall request the Monitoring Certificateholders to select a new Directing Certificateholder.

          (e) Within two (2) Business Days (or as soon thereafter as practicable if Monitoring Certificates are held as Book-Entry Certificates) of receiving a request from the Special Servicer pursuant to Section 6.03(a) the Trustee shall deliver to the Special Servicer and the Master Servicer a list of each Monitoring Certificateholder and the Directing Certificateholder including names and addresses. In addition to the foregoing, within two (2) Business Days of receiving notice of the selection of a new Directing Certificateholder or the existence of a new Monitoring Certificateholder, the Trustee shall notify the Special Servicer.

          (f) If at any time a Book-Entry Certificate belongs to a Monitoring Class, the Trustee shall notify the related Certificateholders (through the Depository, unless the Trustee shall have been previously provided with the name and address of the related Certificate Owner) of such event and shall request that it be informed of any change in the identity of the related Certificate Owner from time to time.

          (g) Until it receives notice to the contrary each of the Servicers and the Trustee shall be entitled to rely on the most recent notification with respect to the identity of the Monitoring Certificateholders and the Directing Certificateholder.

          SECTION 11.03  Powers of Attorney.

          The Trustee shall execute and deliver any powers of attorney prepared and delivered to it by each Servicer pursuant to Sections 4.01(b) and 6.03(b). Each Servicer hereby agrees to indemnify and hold harmless the Trustee for all liabilities, costs and expenses incurred by the Trustee in connection with the negligent or wilful misuse of any such power of attorney by such Servicer.

          SECTION 11.04  Certification by Certificate Owners.

          To the extent that under the terms of this Agreement, it is necessary to determine whether any Person is a Certificate Owner, the Trustee shall make such determination based on a certificate of such Person which shall specify, in reasonable detail satisfactory to the Trustee, the Class and Certificate Balance of the Certificate owned, the value of such Person's interest in such Certificate and any intermediaries through which such Certificate is held. The Trustee shall make such determination at the request of such Person or any Servicer. The Trustee shall be entitled to rely conclusively on information it receives from such Person, the Depository, Depository Participants, and indirect participating brokerage firms for which a Depository Participant acts as agent, with respect to the identity of a Certificate Owner.

          SECTION 11.05  Certain Matters Affecting the Trustee.

          (a)  Except as otherwise provided in Section 11.01:

            (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

           (ii) The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith;

          (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty; the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

           (iv) None of the Trustee or any of its directors, officers, employees, agents or "control persons" within the meaning of the 1933 Act, shall be personally liable for any action reasonably taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such reasonable examination shall be paid by the Master Servicer or, if paid by the Trustee, shall be repaid by the Master Servicer upon demand;

           (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, provided, however, that the Trustee shall remain liable for the performance of all duties hereunder;

          (vii) The Trustee shall not be required to obtain a deficiency judgment against any Mortgagor;

         (viii) For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any Event of Default hereunder or thereunder unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office, and such notice references the Holders of the Certificates and this Agreement;

           (ix) The Trustee shall not be responsible for any act or omission of the Certificate Registrar (unless the Trustee or an Affiliate of the Trustee is acting as Certificate Registrar), the Master Servicer, the Special Servicer or the Depositor;

            (x)  Neither  the  Trustee   nor  the  Fiscal  Agent   (in  their
     respective capacities as such) shall be liable for any loss on any investment of funds pursuant to this Agreement; and

           (xi) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or the proceeding relating thereto, and any such suit, action or proceedings instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement;

          (xii) None of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer or the Special Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer or the Special Servicer in accordance with the terms of this Agreement, and except for the making of P&I Advances. The Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Mortgage Loan, or the transfer and repurchase or eligibility of any Mortgage Loan for purposes of this Agreement; and

         (xiii) Unless otherwise specifically required by law, neither the Trustee nor the Fiscal Agent shall be required to post any surety or bond of any kind in connection with the execution or performance of its duties hereunder.

          SECTION 11.06 Trustee and Fiscal Agent Not Liable for Certificates or Mortgage Loans.

          The recitals contained herein and in the Certificates, other than the certificate of authentication, shall be taken as the statements of the Depositor, the Master Servicer or the Special Servicer, as the case may be, and the Trustee and the Fiscal Agent assume no responsibility for their correctness. The Trustee and the Fiscal Agent make no representations as to the validity or sufficiency of this Agreement (other than as to the due authorization, execution and delivery thereof by the Trustee) or of the Certificates (other than as to the execution thereof by the Trustee) or of any Mortgage Loans or related document. The Trustee and the Fiscal Agent shall not be accountable for the use or application by the Depositor of any of the Certificates issued to it or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor in respect of the assignment of the Mortgage Loans to the Trust Fund, or any funds deposited in or withdrawn from the Certificate Account or any other account by or on behalf of the Depositor, the Master Servicer or the Special Servicer. The Trustee and the Fiscal Agent shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Depositor, the Master Servicer or the Special Servicer, and accepted by the Trustee in good faith, pursuant to this Agreement.

          SECTION 11.07  Trustee and Fiscal Agent May Own Certificates.

          The Trustee and Fiscal Agent in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee or Fiscal Agent, as applicable.

          SECTION 11.08  Fees  and Expenses  of  Trustee; Indemnification  of
                         Trustee.

          (a) The Trustee shall be entitled to receive as reasonable compensation out of the Certificate Account (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties of the Trustee hereunder on each Distribution Date in an amount equal to 0.0175% per annum calculated on the basis of twelve 30-day months and a 360-day year.

          (b) The Trustee and Fiscal Agent and any director, officer, employee or agent of the Trustee or the Fiscal Agent or any Person that "controls" the Trustee or the Fiscal Agent within the meaning of the 1933 Act shall be entitled to indemnification out of the Certificate Account for any loss, liability or expense (including without limitation costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement) incurred in connection with (i) enforcing its rights and remedies and protecting the interests, and enforcing the rights and remedies, of the Certificateholders during the continuance of an Event of Default, (ii) defending or prosecuting any legal action in respect of this Agreement or the Certificates, (iii) being the mortgagee of record with respect to the Mortgage Loans and the owner of record with respect to any Mortgaged Property acquired in respect thereof for the benefit of Certificateholders, or (iv) acting or refraining from acting in good faith at the direction of the Certificateholders entitled to not less than a percentage of the Voting Rights specified herein; provided, however, that such indemnification will not extend to any loss, liability or expense that constitutes a specific liability of the Trustee pursuant to this Agreement, or to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence on the part of the Trustee in the performance of its obligations and duties thereunder, or by reason of its negligent disregard of such obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the Trustee made therein; provided, however, that with respect to any third party claim:

            (i) the Trustee and the Fiscal Agent, as applicable, shall have given the Master Servicer, the Depositor, the Holders and, if in the respect to a Specially Serviced Mortgage Loan, the Special Servicer, written notice thereof promptly after the Trustee and the Fiscal Agent, as applicable, shall have knowledge thereof except that any failure to give such notice shall not in any way limit the right to indemnification set forth in this Section 11.08;

           (ii) while maintaining control over its own defense, the Trustee and the Fiscal Agent, as applicable, shall cooperate and consult fully with the Master Servicer, the Depositor and, if in respect of a Specially Serviced Mortgage Loan, the Special Servicer in preparing such defense; and

          (iii) notwithstanding anything to the contrary in this Section 11.08, the Trust Fund shall not be liable for settlement of any such claim by the Trustee and the Fiscal Agent, as applicable, entered into without the prior consent of the Master Servicer, the Depositor and, if in the respect to a Specially Serviced Mortgage Loan, the Special Servicer, which consent shall not be unreasonably withheld.

          Without in any way limiting the generality of the foregoing indemnity, such indemnity shall specifically cover any loss, liability, expense and costs of litigation and investigation, counsel fees, damages, judgments and amounts paid in settlement incurred by the Trustee and the Fiscal Agent, as applicable, pursuant to any federal, state or local environmental statute.

          (c) The provisions of this Section 11.08 shall survive the termination of this Agreement or the resignation or removal of the Trustee and the Fiscal Agent and the appointment of a successor.

          SECTION 11.09  Eligibility Requirements for Trustee.

          The Trustee hereunder shall at all times be an association or a corporation organized and doing business under the laws of any state or the United States of America or the District of Columbia, authorized under such laws to exercise trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such association or corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such association or corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The short-term or long-term debt obligations of the Trustee shall at all times be rated in a rating category by each Rating Agency at least equal to the rating one category below the highest rating assigned by such Rating Agency to the then outstanding Certificates, but in no event lower than an "investment grade" rating by such Rating Agency or be otherwise acceptable to such Rating Agency, so as not to cause a downgrade, qualification or withdrawal of the then current ratings on the Certificates, as confirmed in writing by such Rating Agency. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.10. The corporation or association serving as Trustee may have normal banking and trust relationships with the Depositor and its Affiliates, the Master Servicer and its Affiliates or the Special Servicer and its Affiliates.

          SECTION 11.10  Resignation and Removal of the Trustee.

          (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Master Servicer, the Special Servicer and to all Certificateholders. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee acceptable to the Master Servicer and meeting the eligibility requirements set forth in Section 11.09 by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders, the Depositor and the Special Servicer by the Master Servicer. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 11.09 and shall fail to resign after written request therefor by the Depositor or the Master Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor trustee acceptable to the Master Servicer by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders, the Depositor and the Special Servicer by the Master Servicer.

          (c) The Holders of Certificates entitled to at least 51% of the Voting Rights exclusive of any Certificates owned by the Trustee may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the remaining Certificateholders and the Special Servicer by the successor Trustee.

          (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 11.11 and written confirmation from each Rating Agency that the appointment of such successor Trustee shall not result in the downgrade, qualification or withdrawal of any rating assigned thereby to any Class Certificates. If the Trustee shall be removed as Trustee pursuant to this Section 11.10, it shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such removal, whether in respect of P&I Advances or otherwise, and it shall continue to be entitled to the benefits of Section 11.08 to the extent of action taken prior to such termination, notwithstanding any such termination. Any resignation or removal of LaSalle National Bank, acting in its capacity as Trustee hereunder, shall also be deemed to be a resignation or removal of ABN AMRO Bank N.V., acting in its capacity of Fiscal Agent hereunder, as the initial Fiscal Agent.

          SECTION 11.11  Successor Trustee.

          (a) Any successor trustee appointed as provided in Section 11.10 shall execute, acknowledge and deliver to the parties hereto and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Loan Files and related documents and statements held by it hereunder, and the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee all such rights, powers, duties and obligations, and to enable the successor trustee to perform its obligations hereunder.

          (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 11.09.

          (c) Upon acceptance of appointment by a successor Trustee as provided in this Section, the successor Trustee shall mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register.

          SECTION 11.12  Merger or Consolidation of Trustee.

          Any entity into which the Trustee may be merged or converted or with which it may be consolidated or any entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any entity succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such entity shall be eligible (including the receipt of Rating Agency confirmation) under the provisions of Section 11.09 or 11.11, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          SECTION 11.13  Appointment of Co-Trustee or Separate Trustee.

          (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 11.13, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 11.09 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 11.11 hereof.

          (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 11.13 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

          (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

          (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          (e)  The appointment of a co-trustee or separate trustee under this
Section   11.13  shall   not  relieve   the   Trustee  of   its  duties   and
responsibilities hereunder.

          SECTION 11.14  Appointment of Custodians.

               The Trustee may appoint one or more Custodians to hold all or a portion of the Mortgage Loan Files as agent for the Trustee. Subject to the other provisions of this Article XI, the Trustee agrees to enforce the terms and provisions of Sections 2.01 and 2.02 hereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have combined capital and surplus of at least $10,000,000, shall be qualified to do business in the jurisdiction in which it holds any Mortgage Loan File and shall not be the Depositor or any Affiliate of the Depositor. Each Custodian shall be subject to the same obligations and standard of care as are imposed on the Trustee hereunder in connection with the retention of Mortgage Loan Files. The appointment of one or more Custodians shall not relieve the Trustee from any of its obligations hereunder, and the Trustee shall remain responsible for all acts and omissions of any Custodian.

          Each Custodian shall obtain and maintain at its own expense, and keep in full force and effect throughout the term of this Agreement, a blanket fidelity bond and an errors and omissions insurance policy issued by a surety or insurer which satisfies the requirements set forth in (iii) of the definition of Qualified Insurer in Section 1.01, covering such Custodian's officers and employees in connection with its activities under this Agreement.

          SECTION 11.15  Representations and Warranties of the Trustee.

          The Trustee hereby represents and warrants to the Master Servicer, the Special Servicer and the Depositor, as of the Delivery Date, that:

            (i) The Trustee is a banking corporation duly organized, validly existing and in good standing under the laws of the United States of America.

           (ii) The execution and delivery of this Agreement by the Trustee, and the performance and compliance with the terms of this Agreement by the Trustee, will not violate the Trustee's charter or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

          (iii) The Trustee has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

           (iv) This Agreement, assuming due authorization, execution and delivery by the Master Servicer, the Special Servicer and the Depositor, constitutes a valid, legal and binding obligation of the Trustee, enforceable against the Trustee in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Trustee is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Trustee's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

           (vi) No litigation is pending or, to the best of the Trustee's knowledge, threatened against the Trustee which would prohibit the Trustee from entering into this Agreement or, in the Trustee's good faith reasonable judgment, is likely to materially and adversely affect either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

          SECTION 11.16       Fiscal Agent  Appointed; Concerning  the Fiscal
Agent.

          (a) The Trustee hereby appoints ABN AMRO Bank N.V. as the initial Fiscal Agent hereunder for the purposes of exercising and performing the obligations and duties imposed upon the Fiscal Agent by this Section 11.16.

          (b) To the extent that the Trustee is required, pursuant to the terms of this Agreement, to make any P&I Advance, whether as successor Master Servicer or otherwise and has failed to do so in accordance with the terms hereof, the Fiscal Agent shall make such P&I Advance when and as required by the terms of this Agreement on behalf the Trustee as if the Fiscal Agent were the Trustee hereunder. To the extent that the Fiscal Agent makes a P&I Advance pursuant to this Section 11.16, the obligations of the Trustee under this Agreement in respect of such P&I Advance shall be satisfied. Notwithstanding anything contained in this Agreement to the contrary, the Fiscal Agent shall be entitled to all limitations on liability, rights of reimbursement and indemnities that the Trustee is entitled to hereunder as if it were the Trustee.

          (c) All fees and expenses of the Fiscal Agent (other than interest owed to the Fiscal Agent in respect of unreimbursed P&I Advances) incurred by the Fiscal Agent in connection with the transactions contemplated by this Agreement shall be borne by the Trustee, and neither the Trustee nor the Fiscal agent shall be entitled to reimbursement therefor from any of the Trust Fund, the Depositor, the Master Servicer or the Special Servicer.

     SECTION 11.17  SEC Filings.

          Based upon information furnished to it by the Master Servicer and the Depositor, the Trustee will prepare and file with the Securities and Exchange Commission on Forms 8-K and 10-K on behalf of the Trust Fund the reports distributed to the Certificateholders pursuant to Section 7.03(a)(1),
(a)(2) and (a)(3). The Trustee shall have no responsibility to file any items other than those specified in this Section 11.17. Prior to January 2, 1998 (and each anniversary thereafter until directed otherwise by the Depositor) the Trustee shall hire counsel selected by the Depositor to file Form 10-K's on behalf of the Trust Fund for the preceding fiscal year. Any expenses incurred by the Trustee in connection with this Section 11.17
(including reasonable attorneys' fees) shall be reimbursed to it by the Depositor.

                                 ARTICLE XII

                                 TERMINATION

     SECTION 12.01  Termination  Upon  Repurchase   or  Liquidation  of   All
                    Mortgage Loans.

          The respective obligations and responsibilities under this Agreement of the Depositor, the Master Servicer, the Special Servicer and the Trustee (other than the obligations of the Trustee to provide for and make payments to Certificateholders as hereafter set forth and to file tax returns and any indemnification provision) shall terminate upon payment to the Certificateholders and the deposit of all amounts held by or on behalf of the Master Servicer and the Trustee and required hereunder to be so paid or deposited on the Distribution Date following the earlier to occur of (i) the purchase by the Master Servicer, any Holder of a Class R-I Certificate or the holder of an aggregate Percentage Interest in excess of 50% of the Most Subordinate Class of Certificates, in that order, and (to the extent all of the remaining Mortgage Loans are being serviced by the Special Servicer) the Special Servicer at a price equal to the greater of (a) the sum of (A) the aggregate Purchase Price of all the Mortgage Loans (other than REO Property) included in the Trust Fund, plus the appraised value of each REO Property, if any, included in the Trust Fund, as determined by the Master Servicer and (B) one month's accrued interest on the Stated Principal Balance of any REO Mortgage Loan and (b) the aggregate Class Balance of all the Certificates plus accrued and unpaid interest thereon and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

          Any Person which shall make an election to purchase all of the Mortgage Loans remaining in the Trust Fund pursuant to clause (i) of the preceding paragraph shall do so by giving written notice to the Trustee and the Depositor no later than 60 days prior to the anticipated date of purchase; provided, however, that no such election to purchase all of the Mortgage Loans remaining in the Trust Fund pursuant to clause (i) above shall be made unless the aggregate Stated Principal Balance of the Mortgage Loans remaining in the Trust Fund at the time of such election is less than 10% of the aggregate Cut-off Date Balance of the Mortgage Loans.

          Notice of any termination shall be given promptly by any such Person electing to terminate by letter to the Trustee, who will in turn notify the Certificateholders mailed (a) in the event such notice is given in connection with the purchase of the Mortgage Loans and each REO Property, not earlier than the 60th day and not later than the 30th day of the month next preceding the month of the proposed final distribution on the Certificates or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying
(i) the Distribution Date upon which the Trust Fund will terminate and final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Certificate Registrar therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Registrar. Unless it is acting as Certificate Registrar, the Trustee shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given in connection with the Master Servicer's purchase of all of the Mortgage Loans remaining in the Trust Fund, the Master Servicer shall deposit in the Certificate Account not later than the Remittance Date related to the Distribution Date on which the final distribution on the Certificates is to occur an amount in immediately available funds equal to the above-described purchase price. Upon receipt of an Officers' Certificate to the effect that such final deposit has been made, the Trustee shall release to the Master Servicer the Mortgage Loan Files for the remaining Mortgage Loans and shall execute all assignments, endorsements and other instruments necessary to effectuate transfer of the Mortgage Loans.

          Upon presentation and surrender of the Certificates by the Certificateholders on the final Distribution Date, the Trustee shall distribute to each Certificateholder so presenting and surrendering its Certificates (i) the amount otherwise distributable on such Distribution Date in accordance with Section 7.02 in respect of the Certificates so presented and surrendered, if not in connection with the Master Servicer's purchase of all of the Mortgage Loans, or (ii) such Certificateholder's Percentage Interest of that portion of the Available Distribution Amount for such Distribution Date allocable to payments on the Class of Certificates so presented and surrendered as described below, if in connection with the Master Servicer's purchase of all of the Mortgage Loans. If the Trust Fund is to terminate in connection with the Master Servicer's purchase of all of the Mortgage Loans, the Available Distribution Amount for the final Distribution Date shall be allocated in the order set forth in Section 7.02.

                                 ARTICLE XIII

                           MISCELLANEOUS PROVISIONS

     SECTION 13.01  Amendment.

          (a) This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, (iii) to make any other provisions with respect to matters or questions arising hereunder which shall not be inconsistent with the provisions hereof, (iv) to relax or eliminate any requirement hereunder imposed by the REMIC Provisions if the REMIC Provisions are amended or clarified such that any such requirement may be relaxed or eliminated; or (v) if such amendment, as evidenced by an Opinion of Counsel delivered to the Trustee, is reasonably necessary to comply with any requirements imposed by the Code or any successor or amendatory statute or any temporary or final regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws or any proposed such action which, if made effective, would apply retroactively to the Trust Fund at least from the effective date of such amendment, or would be necessary to avoid the occurrence of a prohibited transaction or to reduce the incidence of any tax that would arise from any actions taken with respect to the operation of the Trust Fund; provided that such action (except any amendment described in clause (v) above) shall not, as evidenced by an Opinion of Counsel delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder; provided further, however, that an Opinion of Counsel shall not be required if each Rating Agency then rating the Certificates shall have confirmed in writing that immediately following such amendment such Rating Agency will not qualify, lower or withdraw its rating on the Certificates as a result of such amendment.

          (b) This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates affected thereby entitled to at least 51% of the Voting Rights for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i) without the consent of the Holders of all Certificates of such Class, or (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 13.01, Certificates registered in the name of the Depositor, the Master Servicer, the Special Servicer or any Affiliate of the Depositor, the Master Servicer or the Special Servicer shall be entitled to Voting Rights with respect to matters described in clauses (i) and (ii) of this paragraph affecting such Certificates.

          (c) Notwithstanding any contrary provision of this Agreement, neither the Trustee nor the Master Servicer shall consent to any amendment to this Agreement unless the Trustee and the Master Servicer shall each have obtained or been furnished with an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Master Servicer or the Trustee in accordance with such amendment will not result in the imposition of a tax on the Trust Fund pursuant to the REMIC Provisions or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding.

          (d) Promptly after the execution of any such amendment, the Trustee shall furnish a statement describing the amendment to each Certificateholder and each Underwriter and a copy of such amendment to each Rating Agency.

          (e) It shall not be necessary for the consent of Certificateholders under this Section 13.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

          (f) The Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

          (g)  The cost of any Opinion of Counsel to be delivered pursuant to
Section 13.01(a) or (c) shall be borne by the Person seeking the related amendment.

          (h) Prior to the execution of any amendment to this Agreement, the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent shall be entitled to receive and rely upon an Opinion of Counsel, at the expense of the party requesting such amendment, stating that the execution of such amendment is authorized or permitted by this Agreement.

     SECTION 13.02  Recordation of Agreement; Counterparts.

          (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the expense of the Trust Fund on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders; provided, however, that the Trustee shall have no obligation or responsibility to determine whether any such recordation of this Agreement is required.

          (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     SECTION 13.03  Limitation on Rights of Certificateholders.

          (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          (b) No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement or any Mortgage Loan, unless, with respect to any suit, action or proceeding upon or under or with respect to this Agreement, such Holder previously shall have given to the Trustee a written notice of an Event of Default, or of a default by the Depositor in the performance of any of its obligations hereunder, and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, which priority or preference is not otherwise provided for herein, or to enforce any right under this Agreement, except in the manner herein
provided   and   for   the   equal,   ratable  and   common  benefit  of  all
Certificateholders.  For the protection and enforcement  of   the  provisions
of   this  Section,  each  and  every Certificateholder and the Trustee shall be entitled  to such relief as can be given either at law or in equity.

     SECTION 13.04  Governing Law.

          This Agreement and the Certificates shall be construed in accordance with the internal laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     SECTION 13.05  Notices.

     Any communications provided for or permitted hereunder shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given if (a) personally delivered, (b) mailed by registered mail, postage prepaid, return receipt requested, and received by the addressee, (c) sent by express courier delivery service and received by the addressee, or (d) transmitted by telex, telecopy or telegraph and confirmed by a writing delivered by means of (a), (b) or (c), to: (i) in the case of the Depositor, J.P. Morgan Commercial Mortgage Finance Corp., 60 Wall Street, New York, New York 10260, Attention: President, telecopy number: (212) 648-5138; (ii) in the case of the Master Servicer and Special Servicer, Midland Loan Services, L.P., 210 West 10th Street, 6th Floor, Kansas City, Missouri 64105, Attention: Alan L. Atterbury, telephone number: (816) 435-5000, telecopy number: (816) 435-2326; (iii) in the case of the Trustee, to the Corporate Trust Office, 135 South LaSalle Street, Suite 1740, Chicago, Illinois 60674, Attention: Asset-Backed Securities Trust Services Group, telephone number: (800) 246-5761, telecopy number: (312) 904-2084; (iv) in the case of the Mortgage Loan Seller, to Southern Pacific Thrift and Loan Association, 12300 Wilshire Blvd., 2nd. Floor, Los Angeles, California 90025, Attention: President, telecopy number: (310) 442-5160; and
(v) in the case of the Rating Agencies, (A) Standard & Poor's Ratings Services, 26 Broadway, New York, New York 10004, Attention: Surveillance Manager, telephone number: (212) 208-8000, telecopy number: (212) 412-0539,
(B) Fitch Investors Service, L.P., One State Street Plaza, New York, New York 10004, Attention: Commercial Mortgage-Backed Surveillance Group, telephone number: (212) 908-0645, telecopy number: (212) 635-0295, and (C) Duff &
Phelps  Credit  Rating  Co.,  55  E.  Monroe  St.  Chicago,  Illinois  60603,
Attention: Structured Finance - Commercial Real Estate Monitoring, telephone number: (312) 263-2610, telecopy number: (312) 263-2852; or as to each such Person such other address as may hereafter be furnished by such Person to the parties hereto in writing. Any communication required or permitted to be delivered to a Certificateholder shall be sent to the address of such Holder as shown in the Certificate Register.

     SECTION 13.06  Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     SECTION 13.07  Grant of a Security Interest.

     The Depositor intends that the conveyance of the Depositor's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a sale and not a pledge of security for a loan. If such conveyance is deemed to be a pledge of security for a loan, however, the Depositor intends that the rights and obligations of the parties to such loan shall be established pursuant to the terms of this Agreement. The Depositor also intends and agrees that, in such event, (i) the Depositor shall be deemed to have granted to the Trustee (in such capacity) a first priority security interest in the Depositor's entire right, title and interest in and to the assets comprising the Trust Fund, including without limitation, the Mortgage Loans, all principal and interest received or receivable with respect to the Mortgage Loans (other than loan principal and interest payments due and payable prior to the Cut-off Date and Principal
Prepayments received prior to the Cut-off Date), all amounts held from time to time in the Certificate Account, the Collection Account, and REO Account and all reinvestment earnings on such amounts, together with all of the Depositor's right, title and interest in and to the proceeds of any title, hazard or other Insurance Policies related to such Mortgage Loans and (ii) this Agreement shall constitute a security agreement under applicable law. The Depositor shall cause to be filed, as a precautionary filing, a Form UCC-1 in all appropriate locations in the State of New York promptly following the initial issuance of the Certificates, and the Trustee shall file continuation statements thereto at such office, in each case within six months prior to the fifth anniversary of the immediately preceding filing. The Depositor shall cooperate in a reasonable manner with the Trustee in preparing and filing such continuation statements. This Section 13.07 shall constitute notice to the Trustee pursuant to any of the requirements of the New York Uniform Commercial Code.

     SECTION 13.08  Successors and Assigns.

          The provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by each Servicer, the Trustee and the respective successors and assigns thereof and shall inure to the benefit of the Certificateholders.

     SECTION 13.09  Article and Section Headings.

     The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

     SECTION 13.10  Notices and Information to Rating Agencies.

          (a) The Trustee shall use its best efforts promptly to provide notice to the Rating Agencies with respect to each of the following of which it has actual knowledge:

          (i)  any material change or amendment to this Agreement;

          (ii) the occurrence of any Event of Default;

          (iii) the resignation or termination of the Master Servicer or the Special Servicer;

          (iv) the repurchase of Mortgage Loans pursuant to Section 2.04(a);

          (v)  the final payment to any Class of Certificateholders; and

          (vi) any change in the location of the Certificate Account.

          (b) The Master Servicer shall use its best efforts promptly to provide notice to the Rating Agencies with respect to any determination by the Master Servicer that an Advance with respect to a Mortgage Loan constitutes (or would, if made, constitute) a Nonrecoverable Advance under this Agreement.

          (c) The Master Servicer shall promptly furnish to the Rating Agencies copies of the following:

          (i)  each of  its annual statements  as to compliance  described in
               Section 3.07,

          (ii) each of its annual independent public accountants' servicing reports described in Section 3.08,

          (iii) the most current rent rolls and financial statements available from time to time with respect to any Mortgaged Property or any Mortgagor,

          (iv) each report and statement pursuant to Sections 4.08 and 7.03,

          (v)  other information  the Rating Agencies may  reasonably request
               consistent  with   the  Master  Servicer's   servicing  duties
               hereunder, and

          (vi) notice of the resignation or termination of the Trustee.

          (d) All parties shall provide such information as each Rating Agency may reasonably require, from time to time, through an electronic medium and format reasonably acceptable to, and reasonably requested by, each Rating Agency.

     SECTION 13.11  Certificateholders' List.

          Upon request of the Directing Certificateholder, the Trustee shall provide a list of each Certificateholder and, to the extent known to the Trustee and solely based on the certification of Certificate Owners, each Certificate Owner.

     SECTION 13.12  Successor to a Servicer.

          (a) The termination of any Servicer's responsibilities and duties pursuant to Section 3.11 or Section 10.01 hereof, the Trustee shall either
(i) succeed (as of the date of such succession) to and assume all of such Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor that shall succeed (as of the date of such succession) to all rights and assume all of the responsibilities and duties of such Servicer under this Agreement. In the event that any Servicer's duties and responsibilities under this Agreement are terminated pursuant to the aforementioned Sections, such Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof (if such dates are not the same) with the same degree of diligence and prudence that it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor, any other Servicer. The termination of a Servicer's responsibilities and duties under this Agreement pursuant to the aforementioned Sections shall not become effective until a successor shall be appointed pursuant to this Section 13.12 (or until the Trustee succeeds to and assumes all of such Servicer's responsibilities under this Agreement) and shall in no event relieve such Servicer of the covenants, representations and warranties made herein and the remedies available under this Agreement. The provisions of Section 3.10 hereof shall be applicable to each Servicer, to the extent of claims against the Servicer arising out of the Servicer's actions or failure to act prior to termination, notwithstanding any termination of such Servicer's responsibilities and duties under this Agreement or the termination of this Agreement. A successor Servicer shall not, by reason of its appointment or assumption of the duties and responsibilities of another Servicer, assume any of the liabilities of such Servicer.

          (b) Any successor appointed as provided herein shall execute, acknowledge and deliver to the Trustee and each Servicer, an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities and obligations of the Servicer it is succeeding, with like effect as if originally named as a party to this Agreement. Any resignation or termination of a Servicer pursuant to Section 3.11 or Section 10.01 hereof shall not affect any rights or claims that any Servicer may have with respect to or against the Trust Fund, the Depositor or another Servicer, in any case arising prior to any such termination or resignation. The appointment of a successor Servicer shall not be effective until the Trustee shall have received written confirmation from each Rating Agency that such appointment will not result in the withdrawal, qualification or downgrade of the rating on any Certificate.

          (c) Upon its termination or resignation, the terminated or resigning Servicer shall immediately deliver to the successor the funds in any account maintained by such Servicer pursuant to this Agreement (net of all unpaid Servicing Fees payable to it, and, in the case of the Master Servicer, unreimbursed Advances advanced by it and interest on such Advances at the Advance Rate), any Mortgage Loan Documents in such Servicer's possession and related documents and statements held by it hereunder and such Servicer shall account for all funds. Such Servicer shall execute and deliver such instruments and do all such other things as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of such Servicer. The successor shall promptly make arrangements to reimburse such Servicer for amounts such Servicer actually expended, unreimbursed Advances with interest at the Advance Rate and amounts owed to such Servicer in respect of unpaid Servicing Fees and additional servicing compensation pursuant to this Agreement that would otherwise have been recovered by such Servicer pursuant to this Agreement but for the appointment of the successor servicer, net of any amounts owed by such Servicer hereunder.

          IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.


                         J.P. MORGAN COMMERCIAL MORTGAGE
                           FINANCE CORP.,
                                   Depositor


                         By:  /s/ LEONARD VAN DRUNEN
                              ------------------------------
                         Name:  Leonard Van Drunen
                         Title:  Vice President



                         MIDLAND LOAN SERVICES, L.P.,
                             Master Servicer and Special Servicer

                         By:  Midland Data Systems, Inc.
                                its General Partner


                              By:   /s/ CLARENCE A. KRANTZ
                                    ------------------------
                              Name:  Clarence A. Krantz
                              Title: Executive Vice President



                         LASALLE NATIONAL BANK,
                             Trustee


                         By:  /s/ RUSSELL M. GOLDENBERG
                              ---------------------------
                         Name:  Russell M. Goldenberg
                         Title:  Senior Vice President



                         ABN AMRO BANK N.V.,
                             Fiscal Agent


                         By:  /s/ IRENE PAZIK
                              ---------------------------
                         Name:  Irene Pazik
                         Title:  Vice President



                         By:  /s/ MARY C. CASEY
                              ----------------------------
                         Name:  Mary C. Casey
                         Title:  Vice President




STATE OF NEW YORK        )
                         ) ss.:
COUNTY OF NEW YORK       )

          On the      day of June, 1997 before me, a notary public in and for
                 ----
said State, personally appeared _________________ known to me to be a Vice President of J.P. Morgan Commercial Mortgage Finance Corp., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                              ______________________________
                                   Notary Public


(Notarial Seal)



STATE OF NEW YORK        )
                         ) ss.:
COUNTY OF NEW YORK       )

          On the      day of June, 1997, before me, a notary public in and
                 ----
for said State, personally appeared ___________ known to me to be Assistant Vice President of LaSalle National Bank, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                              _______________________________
                                        Notary Public


(Notarial Seal)


STATE OF            )
                    ) ss.:
COUNTY OF           )

          On the 27th day of June, 1997, before me, a notary public in and for said State, personally appeared _____________________________ known to me to be _______________________ of ___________________, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                              _______________________________
                                        Notary Public


(Notarial Seal)

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").


                  CLASS __ MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of adjustable rate mortgage loans formed and sold by

               J.P. MORGAN COMMERCIAL MORTGAGE FINANCE CORP.,
                             SERIES 1997-SPTL-C1

Original Class Balance
$___________

Date of Pooling and Servicing        Initial Certificate
Agreement:   June 1, 1997            Balance of this Class __
                                     Certificate as of the
                                     Delivery Date:
$____________
Cut-off Date:  June 1, 1997

Delivery Date:  June 27, 1997        Percentage Interest: 100%

First Distribution Date:             Pass-Through Rate:
Adjustable
July 25, 1997

Master Servicer:                     Trustee:
Midland Loan                         LaSalle National Bank
  Services, L.P.

No. 1

Cusip No.: _________________

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN J.P. MORGAN COMMERCIAL MORTGAGE FINANCE CORP. OR ANY OF ITS AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

          This  certifies that  Cede &  Co. is  the registered  owner of  the
Percentage Interest evidenced by this Class __ Certificate (obtained by dividing the initial Certificate Balance of this Class __ Certificate as of the Delivery Date by the initial Class Balance of the Class __ Certificates) in that certain beneficial ownership interest evidenced by all the Class __ Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as of June 1, 1997 (the "Agreement"), among J.P. Morgan Commercial Mortgage Finance Corp., as depositor (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), Midland Loan Services, L.P. as master servicer and special servicer (in such capacity, the "Master Servicer" or "Special Servicer" which term includes any successor entity under the Agreement), ABN AMRO, as fiscal agent (in such capacity the "Fiscal Agent," which term includes any successor entity under the Agreement) and LaSalle National Bank, as trustee (in such capacity, the "Trustee," which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class __ Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on a Class __ Certificate will be made by the Trustee pursuant to the Agreement.

          Any distribution to the Holder of this Certificate in reduction of the Certificate Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

          The Class __ Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class __ Certificates are exchangeable for new Class __ Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Master Servicer, the Special Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Master Servicer or the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the purchase by the Master Servicer, any holder of a Class R-I Certificate, the Holder of an aggregate Percentage Interest in excess of 50% of the Most Subordinate Class of Certificates, or under certain circumstances, the Special Servicer of all Mortgage Loans remaining in the Trust Fund and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all other assets of the Trust Fund; provided, however, that in no event shall the trust created thereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States of the Court of St. James, living on the date hereof. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 5% of the aggregate Cut-off Date Balance of the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer, and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund as a REMIC, without the consent of the Holders of any of the Certificates.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

          This Certificate shall be construed in accordance with the internal laws of the State of New York, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

Dated: June 27, 1997

                                   LaSalle National Bank
                                      as Trustee


(SEAL)                             By:___________________________
 ----                                      Authorized Officer


                        CERTIFICATE OF AUTHENTICATION

     This  is  one  of  the   Class  __  Certificates  referred  to   in  the
within-mentioned Agreement.


                                   LaSalle National Bank
                                      as Certificate Registrar


                                   By:__________________________
_____                                   Authorized Signatory


                                  EXHIBIT B

                        FORM OF TRANSFEROR CERTIFICATE

                                                                       , 199_
                                                    -----------------

(CERTIFICATE REGISTRAR)


     Re:  J.P. Morgan Commercial Mortgage Finance Corp.,
          Mortgage Pass-Through Certificates,
          Series 199_-_, Class ( )
          ----------------------------------------------

Dear Sirs:

     This letter is delivered to you in connection with the transfer by
                                                                        ---
                       (the "Transferor") to
----------------------
                                        (the "Transferee") of a Certificate
---------------------------------------
evidencing a    % Percentage Interest in the captioned Class of Certificates
             ---
(the "Certificate"), pursuant to Section 8.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of
                                                               ------------
      , 199_, among J.P. Morgan Commercial Mortgage Finance Corp., as
------
depositor,              , as master servicer, special servicer and primary
           -------------
servicer,                  as primary servicer, and                       ,
          ----------------                          ----------------------
as trustee.  All  terms used herein and not otherwise defined  shall have the
meanings set  forth in the  Pooling and Servicing Agreement.   The Transferor
hereby certifies, represents and warrants to you, as Certificate Registrar, that:

          1. The Transferor is the lawful owner of the Certificate with the full right to transfer the Certificate free from any and all claims and encumbrances whatsoever.

          2. Neither the Transferor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Certificate, any interest in the Certificate or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificate, any interest in the Certificate or any other similar security from, or otherwise approached or negotiated with respect to the Certificate, any interest in the Certificate or any other similar security with, any person by means of any form of general solicitation or general advertising, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine or similar news medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or advertising, or in any manner which would constitute a distribution under the Securities Act of 1933 (the "1933 Act") or which would render the disposition of the
     Certificate a violation of Section 5 of the 1933 Act or require registration pursuant thereto.



                                   ------------------------------
                                   (Transferor)


                                   By:
                                        --------------------------
                                   Name:
                                          -----------------------
                                   Title:
                                           ----------------------



                                 EXHIBIT D-1


                         FORM OF INVESTMENT LETTER --
                        QUALIFIED INSTITUTIONAL BUYER


                                                  (Date)


(Trustee Name and Address)

J.P. Morgan Securities Inc.
  as Initial Purchaser in connection with
  the Private Placement Memorandum
  referred to below
60 Wall Street
New York, New York  10260

Dear Sirs:

     In connection with our proposed purchase of the Mortgage Pass-Through Certificates, Series 199_-_, (Class E, Class F, Class G, Class NR, Class R-I, Class R-II and Class R-III) (the "Certificates") of J.P. Morgan Commercial Mortgage Finance Corp. (the "Depositor"), we confirm that:

          1. We have received a copy of the Private Placement Memorandum (the "Private Placement Memorandum") dated __________, relating to the Certificates and such other information as we deem necessary in order to make our investment decision. We understand that the Private Placement Memorandum speaks only as of its date and that the information contained therein may not be correct or complete as of any time subsequent to such date.

          2. We understand that the Certificates have not been, and will not be registered under the Securities Act of 1933, as amended (the "Act") and may not be sold except as permitted by the restrictions and conditions set forth in the Pooling and Servicing Agreement dated as of __________, 199_ relating to the Certificates and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Certificates except in compliance with, such restrictions and conditions and the Act. We understand that on any proposed resale of any Certificates, we will be required to furnish to the Trustee such certifications, legal opinions and other information as it may require to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Act. We further understand that the Certificates will bear a legend to the foregoing effect.

          3. We are a "qualified institutional buyer" (within the meaning of Rule 144A under the Act) (a "QIB") and we are acquiring the
     Certificates for our own account or for the account of a QIB for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Act, and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Certificates, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment. We acknowledge that the sale of the Certificates to us is being made in reliance on Rule 144A.

          4. We are acquiring each of the Certificates purchased by us for our own account or for a single account (which is a QIB and from which no resale, pledge or other transfer may be made except to another QIB) as to each of which we exercise sole investment discretion.

          5.   We  are not  an employee  benefit plan  (a "Plan")  subject to
     Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or a person acting on behalf of such a Plan or using the assets of such a Plan to acquire the Certificates.

     You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                   Very truly yours,


                                   By:
                                      -----------------------------
                                   Name:
                                   Title:


Securities To Be Purchased:

$           principal amount of Certificates


                                 EXHIBIT D-2

                         FORM OF INVESTMENT LETTER -
                                 REGULATION S

                                                  (Date)


(Trustee Name and Address)

J.P. Morgan Securities Inc.
  as Initial Purchaser in connection with
  the Private Placement Memorandum
  referred to below
60 Wall Street


New York, New York  10260

Dear Sirs:

     In connection with our proposed purchase of the Mortgage Pass-Through Certificates, Series 199_-_, (Class E, Class F, Class G, Class NR, Class R-I, Class R-II and Class R-III) (the "Certificates") of J.P. Morgan Commercial Mortgage Finance Corp. (the "Depositor"), we confirm that:

          1. We have received a copy of the Private Placement Memorandum (the "Private Placement Memorandum") dated __________, relating to the Certificates and such other information as we deem necessary in order to make our investment decision. We understand that the Private Placement Memorandum speaks only as of its date and that the information contained therein may not be correct or complete as of any time subsequent to such date.

          2. We understand that the Certificates have not been, and will not be registered under the Securities Act of 1933, as amended (the "Act") and may not be sold except as permitted by the restrictions and conditions set forth in the Pooling and Servicing Agreement dated as of __________, 199_ relating to the Certificates and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Certificates except in compliance with, such restrictions and conditions and the Act. We understand that on any proposed resale of any Certificates, we will be required to furnish to the Trustee such certifications, legal opinions and other information as it may require to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Act. We further understand that the Certificates will bear a legend to the foregoing effect.

          3. We are a "qualified institutional buyer" (within the meaning of Rule 144A under the Act) (a "QIB") and we are acquiring the
     Certificates for our own account or for the account of a QIB for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Act, and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Certificates, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment. We acknowledge that the sale of the Certificates to us is being made in reliance on Rule 144A.

          4.   We are aware  that the purchase of such  Certificates is being made in reliance on the exemption from registration provided by Regulation S and understand that the Certificates offered in reliance on Regulation S will bear the appropriate legend set forth in the Pooling and Servicing Agreement, and be represented by one or more Regulation S Global Certificates. The Certificates so represented may not at any time be held by or on behalf of U.S. Persons as defined in Regulation S under the Securities Act. Neither we nor any beneficial owner of the Certificates that we may hold is not, and will not be, a U.S. Person as defined in Regulation S under the Securities Act. Before any interest in a Regulation S Global Certificate may be offered, resold, pledged or otherwise transferred to a person who takes delivery in the form of an interest in a Physical Certificate, the transferee will be required to provide the Trustee with a written certification as to compliance with the transfer restrictions.

          5.   We  are not  an employee  benefit plan  (a "Plan")  subject to
     Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or a person acting on behalf of such a Plan or using the assets of such a Plan to acquire the Certificates.

     You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                   Very truly yours,


                                   By:
                                      -----------------------------
                                   Name:
                                   Title:


Securities To Be Purchased:

$           principal amount of Certificates


                                 EXHIBIT D-3

                         FORM OF INVESTMENT LETTER -
                                   RULE 144

                                                  (Date)


(Trustee Name and Address)

J.P. Morgan Securities Inc.
  as Initial Purchaser in connection with
  the Private Placement Memorandum
  referred to below
60 Wall Street
New York, New York  10260

Dear Sirs:

     In connection with our proposed purchase of the Mortgage Pass-Through Certificates, Series 199_-_, (Class E, Class F, Class G, Class NR, Class R-I, Class R-II and Class R-III) (the "Certificates") of J.P. Morgan Commercial Mortgage Finance Corp. (the "Depositor"), we confirm that:

          1. We have received a copy of the Private Placement Memorandum (the "Private Placement Memorandum") dated __________, relating to the Certificates and such other information as we deem necessary in order to make our investment decision. We understand that the Private Placement Memorandum speaks only as of its date and that the information contained therein may not be correct or complete as of any time subsequent to such date.

          2. We understand that the Certificates have not been, and will not be registered under the Securities Act of 1933, as amended (the "Act") and may not be sold except as permitted by the restrictions and conditions set forth in the Pooling and Servicing Agreement dated as of __________, 199_ relating to the Certificates and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Certificates except in compliance with, such restrictions and conditions and the Act. We understand that on any proposed resale of any Certificates, we will be required to furnish to the Trustee such certifications, legal opinions and other information as it may require to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Act. We further understand that the Certificates will bear a legend to the foregoing effect.

          3. We are a "qualified institutional buyer" (within the meaning of Rule 144A under the Act) (a "QIB") and we are acquiring the
     Certificates for our own account or for the account of a QIB for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Act, and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Certificates, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment. We acknowledge that the sale of the Certificates to us is being made in reliance on Rule 144A.

          4. We are acquiring each of the Certificates purchased by us pursuant to an exemption from registration provided by Rule 144 under the Securities Act.

          5.   We  are not  an employee  benefit plan  (a "Plan")  subject to
     Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or a person acting on behalf of such a Plan or using the assets of such a Plan to acquire the Certificates.

     You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                   Very truly yours,


                                   By:
                                      -----------------------------
                                   Name:
                                   Title:


Securities To Be Purchased:

$           principal amount of Certificates


                                 EXHIBIT D-4

                         FORM OF INVESTMENT LETTER --
                             ACCREDITED INVESTOR


                                                  (Date)


(Trustee Name and Address)

J.P. Morgan Securities Inc.
  as Initial Purchaser in connection with
  the Private Placement Memorandum
  referred to below
60 Wall Street
New York, New York  10260

Dear Sirs:

     In connection with our proposed purchase of the Mortgage Pass-Through Certificates, Series 199_-_, (Class E, Class F, Class G, Class NR, Class R-I, Class R-II and Class R-III) (the "Certificates") of J.P. Morgan Commercial Mortgage Finance Corp. (the "Depositor"), we confirm that:

          1. We have received a copy of the Private Placement Memorandum (the "Private Placement Memorandum") dated __________, relating to the Certificates and such other information as we deem necessary in order to make our investment decision. We understand that the Private Placement Memorandum speaks only as of its date and that the information contained therein may not be correct or complete as of any time subsequent to such date.

          2. We understand that the Certificates have not been, and will not be registered under the Securities Act of 1933, as amended (the "Act") and may not be sold except as permitted by the restrictions and conditions set forth in the Pooling and Servicing Agreement dated as of __________, 199_ relating to the Certificates and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Certificates except in compliance with, such restrictions and conditions and the Act. We understand that on any proposed resale of any Certificates, we will be required to furnish to the Trustee such certifications, legal opinions and other information as it may require to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Act. We further understand that the Certificates will bear a legend to the foregoing effect.

          3.   We are an "accredited investor" (as defined in Rule 501(a)(1),
     (2), (3), or (7) under the Act) and we are acquiring the Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Act, and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Certificates, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment.

          4. We are acquiring each of the Certificates purchased by us for our own account or for a single account (each of which is an "accredited investor" and from which no resale, pledge or other transfer may be made except to another "accredited investor") as to which we exercise sole investment discretion.

          5.   We  are not  an employee  benefit plan  (a "Plan")  subject to
     Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or a person acting on behalf of such a Plan or using the assets of such a Plan to acquire the Certificates.

     You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                        Very truly yours,


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:



Securities To Be Purchased:

$           principal amount of Certificates




                                 EXHIBIT E-1

                          FORM OF TRANSFER AFFIDAVIT


STATE OF       )
               ) ss.:
COUNTY OF      )

     (NAME OF OFFICER), being first duly sworn, deposes and says that:

     1. He is the (Title of Officer) of (Name of Owner) (the record or beneficial owner (the "Owner") of J.P. Morgan Commercial Mortgage Finance Corp., Mortgage Pass-Through Certificate, Series 199_-_, Class ( ), No.
                                                                       ----
(the "Class ( ) Certificate")), a                      duly organized and
                                  --------------------
existing under the laws of (the State of              ) (the United States),
                                         -------------
on behalf of which he makes this affidavit. Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement pursuant to which the Class ( ) Certificate was issued.

     2. The Owner (i) is and will be a "Permitted Transferee" as of (date of transfer) and (ii) is acquiring the Class ( ) Certificate for its own account or for the account of another Owner from which it has received an affidavit in substantially the same form as this affidavit. A "Permitted Transferee" is any person other than a "disqualified organization" or a possession of the United States. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income.

     3. The Owner is aware (i) of the tax that would be imposed on transfers of the Class ( ) Certificate to disqualified organizations under the Internal Revenue Code of 1986, as amended, that applies to all transfers of the Class ( ) Certificate after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such person does not have actual knowledge that the affidavit is false.

     4. The Owner is aware of the tax imposed on a "pass-through entity" holding the Class ( ) Certificate if at any time during the taxable year of the pass-through entity a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

     5.   The Owner is aware that it cannot transfer the Class
( ) Certificate unless the transferee, or the transferee's agent, delivers to the Certificate Registrar, among other things, an affidavit in substantially the same form as this affidavit.

     6. The Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class ( ) Certificate will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

     7.   The Owner's taxpayer identification number is
                         .
-------------------------

     8. No purpose of the Owner relating to its purchase of a Class ( ) Certificate is or will be to impede the assessment or collection of any tax.

     9. The Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as the Class ( ) Certificate remains outstanding.

     10. The Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as the Class ( ) Certificate remains outstanding.

     11. No purpose of the Owner relating to any sale of any Class ( ) Certificate will be to impede the assessment or collection of any tax.

     12.  The Owner is not a Non-United States Person.

     IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its (Title of Officer) and its Corporate Seal to be hereunto attached, attested
by its (Assistant) Secretary, this      day of                , 199_.
                                   ----



                              (NAME OF OWNER)


                              By:
                                   -----------------------------
                                   (Name of Officer)
                                   (Title of Officer)


(Corporate Seal)

ATTEST:



----------------------
(Assistant) Secretary

Personally appeared before me the above-named (Name of Officer), known or proved to me to be the same Person who executed the foregoing instrument and to be the (Title of Officer) of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

     Subscribed and Sworn before me this ____ day of 199_.



                              ----------------------------------
                              NOTARY PUBLIC

                              COUNTY OF
                                        ------------------------
                              STATE OF
                                       -------------------------
                              My Commission expires the
                                   day of                , 19__.
                              ----        ---------------


                                 EXHIBIT E-2

                        FORM OF TRANSFEROR CERTIFICATE


                                                            __________, 199__

(CERTIFICATE REGISTRAR)


          Re:  J.P. Morgan Commercial Mortgage Finance Corp.,
               Mortgage Pass-Through Certificates, Series
               199 -  , Class (  )
               ----------------------------------------------

Dear Sirs::

          In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and (c) to the extent we are disposing of a Class ( ) Certificate, we have no knowledge the Transferee is not a Permitted Transferee.

                                   Very truly yours,


                                   ___________________________
                                   (Transferor)

                                   By:
                                       --------------------------
                                       Name:
                                       Title:



                                  EXHIBIT F



                            MORTGAGE LOAN SCHEDULE

     Exhibit 99 to Report on Form 8-K filed on June 20, 1997 with respect to the event occurring on June 18, 1997 under Registration Statement No. 333-04554 is incorporated herein by reference.



                                  EXHIBIT G

                            FORM OF ACKNOWLEDGMENT


     The undersigned hereby acknowledges that U.S. securities laws may impose certain restrictions on the use of the information provided to it pursuant to the Pooling and Servicing Agreement dated as of _____________, 199_ by and among J.P. Morgan Commercial Mortgage Finance Corp., as depositor, Midland Loan Services L.P., as master servicer and special servicer, LaSalle National Bank, as trustee and ABN AMRO Bank N.V., as fiscal agent.

                                   ____________________________


                                   By:_________________________
                                      Name:
                                      Title:



                                  EXHIBIT H
                       FORM OF REQUEST FOR RELEASE AND
                             RECEIPT OF DOCUMENTS


To:  (Trustee Name and Address)


Re:  Commercial Mortgage Pass-Through Certificates, Series 1996-1


          In connection with the administration of the Mortgage Loans held by you as the Trustee, we request the release of the (Trustee's Mortgage File/(specify documents)) for the Mortgage Loan described below, for the reason indicated. The undersigned agrees to acknowledge receipt of such Mortgage Loan File promptly upon receipt.


Mortgagor's Name, Address & Zip Code:
-------------------------------------



Mortgage Loan Number
--------------------



Reason for Requesting Documents  (check one)
-------------------------------


          1.   Mortgage Loan paid in full. (Servicer hereby certifies that
-------
all amounts received in connection therewith have been credited or will be escrowed as provided in the Servicing Agreement.)

          2.   Mortgage Loan Liquidated. (Servicer hereby certifies that all
-------
proceeds of foreclosure, insurance or other liquidation have been finally received and credited to or will be escrowed pursuant to the Servicing Agreement.)

          3.   Mortgage Loan in Foreclosure.
-------

          4.   Other (explain)
-------

          If item 1 or 2 above is checked, and if all or part of the Trustee's Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Mortgage Loan. If item 3 or 4 is checked, upon our return of all of the above documents to you as Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                                             (Servicer)

                                             By:
                                                 --------------------------

                                             Name:
                                                   ------------------------

                                             Title:
                                                    -----------------------

                                             Date:
                                                   ------------------------


Documents returned to Trustee:


By:
    -------------------------------
Name:
      ---------------------------
Title:
       -----------------------------
Date:
      -----------------------------




                               BROWN & WOOD LLP
                            One World Trade Center
                          New York, New York  10048
                          Telephone: (212) 839-5300
                          Facsimile: (212) 839-5599






                                        July 14, 1997


VIA ELECTRONIC FILING
---------------------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


     Re:  J.P. Morgan Commercial Mortgage Finance Corp.
          Mortgage Pass-Through Certificates, Series 1997-SPTL-C1
          -------------------------------------------------------


Ladies and Gentlemen:

     On behalf of J.P. Morgan Commercial Mortgage Finance Corp. (the "Company"), we attach herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K, for the Pooling and Servicing Agreement with attached exhibits in connection with the above-referenced transaction.


                                        Very truly yours,

                                        /s/ Kirill A. Stein
                                        -------------------

                                        Kirill A. Stein


Attachment